     Filed pursuant to Rule 497(c) of the Securities Act of 1933, as amended.
                                                           33-80966 811-8598



                           [LOGO OF COMMERCE FUNDS(TM)]


                         THE SHORT-TERM GOVERNMENT FUND
                                 THE BOND FUND
                               THE BALANCED FUND
                           THE GROWTH AND INCOME FUND
                                THE GROWTH FUND
                                THE MIDCAP FUND
                         THE INTERNATIONAL EQUITY FUND

                                 March 1, 1997
                                 Service Shares

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  To authorize the special features described in this prospectus or to obtain additional information about The Commerce Funds, you may:

    . Write to The Commerce Funds at:

      The Commerce Funds
      P.O. Box 16931
      St. Louis, MO 63105; or

    . Call The Commerce Funds transfer agent directly at 1-800-995-6365; or

    . Call The Commerce Funds Shareowner Services at 1-800-305-2140; or

    . Contact a registered investment representative at selected Commerce
      Bank branches; or

    . Contact your plan sponsor or account administrator for specific information regarding your 401(k) or Investment Management Group account.

                              THE COMMERCE FUNDS

  The Commerce Funds is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Commerce Funds currently consists of nine investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. However, this Prospectus relates only to the offering of the Service Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds (individually, a "Fund" and collectively, the "Funds"). Each Fund is classified as a diversified investment portfolio under the 1940 Act.

  THE SHORT-TERM GOVERNMENT FUND seeks current income consistent with preservation of principal. The Fund pursues this objective through investment in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  THE BOND FUND seeks total return through current income and, secondarily, capital appreciation. The Fund pursues this objective through investment in a diversified portfolio of investment grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  THE BALANCED FUND seeks total return through a balance of capital appreciation and current income consistent with preservation of capital. The Fund pursues this objective through investment in a diversified portfolio of equity and fixed income securities.

  THE GROWTH AND INCOME FUND seeks both capital appreciation and current income. The Fund pursues this objective through investment in a diversified portfolio of equity securities of companies which represent excellent value relative to their current price and provide, on average, a current yield in excess of the S&P 500 Stock Index.

  THE GROWTH FUND seeks capital appreciation and secondarily, current income and dividend growth potential. The Fund pursues this objective through investment in a diversified portfolio of equity securities of companies with the potential for above average growth in earnings and dividends.

  THE MIDCAP FUND (formerly the Aggressive Growth Fund) seeks long-term capital appreciation. The Fund pursues this objective through investment in a diversified portfolio of equity securities of companies with medium-sized market capitalizations and the potential for above average earnings growth.

  THE INTERNATIONAL EQUITY FUND seeks total return with an emphasis on growth of capital. The Fund pursues this objective through investment in a diversified portfolio of common stocks of established foreign companies.

  This Prospectus contains information you should know about the Funds before you invest. Please read it carefully and keep it for your future reference. It contains your Shareowner Guide and a description of shareowner features. A Statement of Additional Information (dated March 1, 1997) contains additional information about the Funds. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge by writing to The Commerce Funds at P.O. Box 16931, St. Louis, MO 63105 or by calling 1-800-305-2140.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, COMMERCE BANK, N.A. (ST. LOUIS), COMMERCE BANK, N.A. (KANSAS CITY), THEIR PARENT OR AFFILIATES, AND THE SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MARCH 1, 1997

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as investment advisors to the Funds (together, the "Advisor"). Rowe Price-Fleming International, Inc. serves as sub-investment advisor to the International Equity Fund (the "Sub-Advisor").

  This Prospectus describes Service Shares in each Fund. Service Shares are offered primarily to individuals, corporations or other entities, purchasing either for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers.

  The Commerce Funds is also authorized to issue an additional class of shares, Institutional Shares, in each of the Short-Term Government Fund, Bond Fund, Balanced Fund, Growth and Income Fund, Growth Fund, MidCap Fund and International Equity Fund. Institutional Shares are offered through a separate prospectus primarily to (i) investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries, (ii) participants in employer-sponsored defined contribution plans, (iii) any investor who was a shareholder in The Commerce Funds prior to January 1, 1997 and (iv) employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES.........................................................   4
FINANCIAL HIGHLIGHTS........................................................   6
INVESTMENT OBJECTIVES AND POLICIES..........................................   8
  Short-Term Government Fund................................................   8
  Bond Fund.................................................................   9
  Balanced Fund.............................................................  11
  Growth and Income Fund....................................................  13
  Growth Fund...............................................................  14
  MidCap Fund...............................................................  15
  International Equity Fund.................................................  16
ADDITIONAL RISK CONSIDERATIONS..............................................  18
OTHER INVESTMENT PRACTICES..................................................  19
INVESTMENT RESTRICTIONS.....................................................  30
SHAREOWNER GUIDE............................................................  31
  HOW CAN I CONTACT THE COMMERCE FUNDS?.....................................  31
  HOW TO BUY SERVICE SHARES.................................................  31
    What Is The Minimum Investment For Each Fund?...........................  31
    How Are Service Shares Priced?..........................................  32
    How Do I Buy Service Shares?............................................  36
    What Price Will I Receive When I Buy Service Shares?....................  37
    What Else Should I Know About Buying Service Shares?....................  37
  HOW TO SELL SERVICE SHARES................................................  37
    How Do I Sell My Service Shares?........................................  37
    What Price Will I Receive For Service Shares I Want To Sell?............  39
    How Quickly Can I Receive Proceeds From A Sale?.........................  39
    What If I Want To Reinvest Sales Proceeds?..............................  40
  DIVIDEND AND DISTRIBUTION POLICIES........................................  40
  SHAREOWNER FEATURES AND PRIVILEGES........................................  41
    Can I Use The Funds In My Retirement Plan?..............................  41
    What Is Dollar Cost Averaging And How Can I Implement It?...............  42
    Can I Exchange My Investment From One Commerce Fund To Another?.........  42
    Can I Have Exchanges Made Automatically?................................  43
    Can I Reinvest Dividends From One Commerce Fund In Another?.............  43
    How Do I Obtain Other Information About My Account?.....................  44
    Can I Make Transactions By Telephone?...................................  44
    Can I Arrange Automatic Withdrawals?....................................  44
THE BUSINESS OF THE COMMERCE FUNDS..........................................  45
  Board of Trustees.........................................................  45
  Service Providers.........................................................  45
  Distribution Plan.........................................................  49
  Shareholder Administrative Services Plan..................................  49
  Expenses..................................................................  50
TAX INFORMATION.............................................................  50
HOW PERFORMANCE IS MEASURED.................................................  51
OTHER INFORMATION...........................................................  53
  About The Commerce Funds..................................................  53
  Voting Rights.............................................................  53
  Shareowner Reports........................................................  54
  Inquiries.................................................................  54
ACCOUNT APPLICATION FORM

                              SUMMARY OF EXPENSES
                                SERVICE SHARES

  Expenses are one of several factors to consider when investing in a Fund. SHAREOWNER TRANSACTION EXPENSES are charges you pay when buying or selling shares. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareowner accounts, general Fund administration, accounting, custody and other services. Examples based on the summary are also shown.

                          SHORT-TERM
                          GOVERNMENT BOND  BALANCED GROWTH AND  GROWTH MIDCAP  INTERNATIONAL
                             FUND    FUND    FUND   INCOME FUND  FUND  FUND(1)  EQUITY FUND
                          ---------- ----  -------- ----------- ------ ------- -------------
SHAREOWNER TRANSACTION
 EXPENSES
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price)(2)....     2.00%   3.50%   3.50%     3.50%     3.50%  3.50%      3.50%
 Maximum Sales Charge
  Imposed on Reinvested
  Distributions.........     None    None    None      None      None   None       None
 Deferred Sales Charge
  Imposed on
  Redemptions...........     None    None    None      None      None   None       None
 Redemption Fees........     None    None    None      None      None   None       None
 Exchange Fees(3).......     None    None    None      None      None   None       None
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of
  average daily net
  assets)
 Management Fees (after
  fee waivers)(4).......     0.30%   0.50%   0.75%     0.75%     0.75%  0.75%      0.83%
 Rule 12b-1 Fees........     0.25%   0.25%   0.25%     0.25%     0.25%  0.25%      0.25%
 Other Expenses (after
  expense
  reimbursements)(5)....     0.38%   0.34%   0.38%     0.45%     0.33%  0.47%      0.89%
                             ----    ----    ----      ----      ----   ----       ----
 Total Fund Operating
  Expenses (after fee
  waivers and expense
  reimbursements)(6)....     0.93%   1.09%   1.38%     1.45%     1.33%  1.47%      1.97%
                             ====    ====    ====      ====      ====   ====       ====
EXAMPLE: Assume a Fund's
 annual return is 5% and
 its expenses are the
 same as those stated
 above. For every $1,000
 you invest, here's how
 much you would pay in
 total expenses if you
 closed your account
 after the number of
 years indicated,
 assuming deduction at
 the time of purchase of
 the maximum applicable
 sales load and
 redemption at the end
 of each time period:
 One Year...............     $ 29    $ 46    $ 49      $ 49      $ 48   $ 49       $ 54
 Three Years............     $ 49    $ 68    $ 77      $ 79      $ 76   $ 80       $ 95
 Five Years.............     $ 70    $ 93    $108      $111      $105   $112       $138
 Ten Years..............     $132    $163    $195      $202      $190   $205       $257

--------
(1) Formerly the Aggressive Growth Fund.
(2) Certain investors may not be charged a sales charge. See "Shareowner Guide--When There is No Sales Charge."

(3) No charge is imposed on exchanges through the Automatic Exchange Feature or for up to five exchanges made within a twelve month period. Additional exchanges may be subject to a $5.00 fee.
(4) Without fee waivers by the Advisor, "Management Fees" would be charged at an annual rate of .50%, 1.00% and 1.50%, respectively, of the average daily net assets of the Short-Term Government, Balanced and International Equity Funds, respectively. The Advisor reserves the right to reduce or discontinue these fee waivers at any time. In the event that the "Total Fund Operating Expenses" of the International Equity Fund fall below 1.97% of average daily net assets, the Advisor will reduce its waiver of investment advisory fees by the difference between the actual "Total Fund Operating Expenses" and 1.97%.
(5) In addition to the fee waivers referred to in note 4, the Advisor intends to voluntarily reimburse expenses during the current fiscal year to the extent necessary for the Short-Term Government, Bond, Balanced, Growth and Income, Growth and International Equity Funds to maintain an annual expense ratio of not more than 0.93%, 1.13%, 1.38%, 1.45%, 1.38% and
    1.97%, respectively, excluding interest, taxes and extraordinary expenses. The Commerce Funds has adopted a Shareholder Administrative Services Plan pursuant to which it may enter into agreements with institutions under which they will render shareowner administrative support services for their customers who beneficially own Service Shares of the Funds in return for a fee of up to 0.25% per annum of the value of such shares.
(6) Without such fee waivers and expense reimbursements described above, Other Expenses (including Shareowner Servicing Fees) would be 0.61%, 0.45%, 1.13% and 1.14% and "Total Fund Operating Expenses" would be 1.36%, 1.70%, 2.13% and 2.89% of the average daily net assets of the Short-Term Government, Balanced, Growth and Income and International Equity Funds, respectively.

  The above expense information is provided to help you understand the expenses you would pay either directly (i.e., transaction expenses) or indirectly (i.e., annual operating expenses) as a shareowner in the Service Shares of the Funds. The information with respect to the Funds reflects the expenses the Funds expect to incur during the current fiscal year. The expense information included in the table and the hypothetical example above relates only to Service Shares (the class being offered by this Prospectus) and should not be considered as representative of past or future expenses. Investors should be aware that, due to the distribution fees, a long-term shareowner in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. The Commerce Funds also offer Institutional Shares, which are subject to different fees and expenses (which affect performance). Information regarding Institutional Shares may be obtained from The Commerce Funds by calling 1-800-305-2140. In addition, Service Organizations may charge their clients account fees for providing account services in connection with their clients' investments in Service Shares of The Commerce Funds, which are included in "Other Expenses." You should note that any fees that are charged by The Commerce Funds' Advisor, their affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above. If you purchase or redeem Service Shares directly from The Commerce Funds Shareowner Services or an account representative at a Commerce Bank branch, you may avoid these fees by following the procedures described under "How To Buy Service Shares" on page 31 of this Prospectus.

  For more information about shareowner transaction expenses and The Commerce Funds' operating expenses, see "Shareowner Guide" and "The Business of The Commerce Funds."

-------------------------------------------------------------------------------

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL OPERATING EXPENSES AND INVESTMENT RETURN MAY BE GREATER OR LESSER THAN THOSE INDICATED. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE FUNDS IS CONTAINED IN THE COMMERCE FUNDS' ANNUAL REPORT, WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE COMMERCE FUNDS AT THE ADDRESS OR TELEPHONE NUMBER INDICATED ON THE COVER
PAGE OF THIS PROSPECTUS.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                             INSTITUTIONAL SHARES

  The financial highlights presented below set forth certain information concerning the investment results for the Institutional Shares (of the Fund specified) of each Fund outstanding during the periods indicated. Prior to January 2, 1997, the Funds offered only one class of shares. On that date, the Funds began offering Institutional Shares to institutional investors as described in a separate Prospectus and Service Shares to retail investors as described in this Prospectus. The information for the fiscal years ended October 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent accountants for the Funds, whose report thereon is contained in The Commerce Funds' Annual Report. This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. These reports also contain performance information and may be obtained free of charge by contacting The Commerce Funds at the address or telephone number on page 31 of this Prospectus. During the periods shown, the Funds did not offer Service Shares and the Growth and Income Fund. Accordingly, there are no financial highlights for Service Shares or for the Growth and Income Fund. Actual investment results of the Service Shares will be different than the results shown below.

                                INCOME FROM          DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS       SHAREHOLDERS
                           --------------------- -------------------------
                                         NET
                                       REALIZED
                                         AND                                NET
                                      UNREALIZED                           ASSET
                 NET ASSET               GAIN                              VALUE,
                  VALUE,      NET     (LOSS) ON   FROM NET     FROM NET     END
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT REALIZED GAIN    OF     TOTAL
                 OF PERIOD   INCOME    MENTS(b)    INCOME   ON INVESTMENTS PERIOD RETURN(c)
                 --------- ---------- ---------- ---------- -------------- ------ ---------
                                              SHORT-TERM GOVERNMENT FUND
-------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......  $18.83     $1.09      $(0.18)    $(1.09)      $(0.22)    $18.43    5.02%
12/12/94(a) to
 10/31/95.......   18.00      1.06        0.83      (1.06)         --       18.83   10.72
                                                       BOND FUND
-------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   19.61      1.16       (0.28)     (1.16)       (0.26)     19.07    4.71
12/12/94(a) to
 10/31/95.......   18.00      1.12        1.61      (1.12)         --       19.61   15.59
                                                     BALANCED FUND
-------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   22.10      0.54        2.56      (0.54)       (0.66)     24.00   14.45
12/12/94(a) to
 10/31/95.......   18.00      0.59        4.06      (0.55)         --       22.10   26.14


                                                                       RATIOS ASSUMING
                                                                         NO WAIVER OF
                                                                     INVESTMENT ADVISORY
                                                                       FEES OR EXPENSE
                                                                        REIMBURSEMENTS
                                                                   --------------------------
                              RATIO                                                 RATIO
                   RATIO      OF NET                                   RATIO       OF NET
                   OF NET   INVESTMENT                       NET         OF      INVESTMENT
                  EXPENSES    INCOME             AVERAGE  ASSETS AT   EXPENSES    INCOME TO
                 TO AVERAGE TO AVERAGE PORTFOLIO COMMIS-     END     TO AVERAGE    AVERAGE
                    NET        NET     TURNOVER    SION   OF PERIOD     NET          NET
                   ASSETS     ASSETS     RATE    RATE(e)  (IN 000'S)   ASSETS      ASSETS
                 ---------- ---------- --------- -------- ---------- ---------- ---------------
                                          SHORT-TERM GOVERNMENT FUND
-----------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    0.68%      5.90%       12%        --   $33,839      1.11%            5.47%
12/12/94(a) to
 10/31/95.......    0.68(d)    6.38(d)    158         --    20,211      1.14(d)          5.92(d)
                                                  BOND FUND
-----------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    0.84       6.10        31         --   151,205      0.84             6.10
12/12/94(a) to
 10/31/95.......    0.88(d)    6.64(d)     58         --    98,504      0.88(d)          6.64(d)
                                                BALANCED FUND
-----------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    1.13       2.47        58    $0.07640   69,880      1.45             2.15
12/12/94(a) to
 10/31/95.......    1.13(d)    3.28(d)     59         --    48,329      1.45(d)          2.96(d)
------

(a) Commencement of operations.

(b) Includes the balancing effect of calculating per share amounts.

(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged.This rate may vary due to various types of transactions and number of security trades executed.

                                      INCOME FROM                 DISTRIBUTIONS TO
                                 INVESTMENT OPERATIONS              SHAREHOLDERS
                           ---------------------------------- -------------------------
                                                     NET
                                                 REALIZED AND
                                         NET      UNREALIZED
                                       REALIZED    LOSS ON                               NET
                                         AND       FOREIGN                              ASSET
                 NET ASSET    NET     UNREALIZED   CURRENCY                             VALUE,
                  VALUE,   INVESTMENT  GAIN ON     RELATED     FROM NET     FROM NET     END
                 BEGINNING   INCOME    INVEST-      TRANS-    INVESTMENT REALIZED GAIN    OF
                 OF PERIOD   (LOSS)   MENTS (b)  ACTIONS (b)    INCOME   ON INVESTMENTS PERIOD
                 --------- ---------- ---------- ------------ ---------- -------------- ------
                                                         GROWTH FUND
----------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......  $24.68     $0.19      $5.40         --        $(0.19)      $(1.13)    $28.95
12/12/94(a) to
 10/31/95.......   18.00      0.15       6.68         --         (0.15)         --       24.68
                                                        MIDCAP FUND(F)
----------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   25.30     (0.07)      3.51         --           --         (0.68)     28.06
12/12/94(a) to
 10/31/95.......   18.00     (0.04)      7.34         --           --           --       25.30
                                                  INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   18.64      0.11       3.02       (0.67)       (0.07)       (0.07)     20.96
12/12/94(a) to
 10/31/95.......   18.00      0.12       0.95       (0.40)       (0.03)         --       18.64

                                                                                      RATIOS ASSUMING
                                                                                        NO WAIVER OF
                                                                                    INVESTMENT ADVISORY
                                                                                      FEES OR EXPENSE
                                                                                       REIMBURSEMENTS
                                                                                  -----------------------
                                         RATIO                                                    RATIO
                             RATIO       OF NET                                     RATIO        OF NET
                             OF NET    INVESTMENT                         NET         OF       INVESTMENT
                            EXPENSES     INCOME               AVERAGE  ASSETS AT   EXPENSES      INCOME
                           TO AVERAGE    (LOSS)     PORTFOLIO COMMISS-    END     TO AVERAGE    (LOSS) TO
                   TOTAL      NET      TO AVERAGE   TURNOVER    ION    OF PERIOD     NET         AVERAGE
                 RETURN(c)   ASSETS    NET ASSETS     RATE    RATE(e)  (IN 000'S)   ASSETS     NET ASSETS
                 --------- ----------  ----------   --------- -------- ---------- ----------  -----------
                                                             GROWTH FUND
-------------------------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   23.43%     1.08%       0.72%         36%   $0.0654   $208,908     1.08%            0.72%
12/12/94(a) to
 10/31/95.......   38.06      1.11(d)     0.81 (d)      33        --     141,735     1.11 (d)         0.81 (d)
                                                            MIDCAP FUND(F)
--------------------------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   13.78      1.22       (0.37)         71     0.0692     74,641     1.22            (0.37)
12/12/94(a) to
 10/31/95.......   40.56      1.32 (d)   (0.29)(d)      59        --      41,665     1.32 (d)        (0.29)(d)
                                                      INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   13.25      1.72        0.74          21     0.0147     51,589     2.64            (0.18)
12/12/94(a) to
 10/31/95.......    3.73      1.81 (d)    1.06 (d)      25        --      21,014     3.50 (d)        (0.63)(d)

------

(a) Commencement of operations.

(b) Includes the balancing effect of calculating per share amounts.

(c) Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.

(d) Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(f) Formerly the Aggressive Growth Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and policies of each of the Funds are described below. There is no assurance that any Fund will achieve its investment objective. No Fund, by itself, constitutes a complete investment program. Additional information regarding the investment objective, policies and restrictions of each Fund are described in the Statement of Additional Information.

  The investment objective of a Fund may not be changed without the affirmative vote of the holders of at least a majority of outstanding shares of such Fund (as defined under "Other Information"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareowners.

SHORT-TERM GOVERNMENT FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE SHORT-TERM GOVERNMENT FUND IS TO SEEK CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN SHORT-TERM OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury bills, notes and bonds ("U.S. Government Obligations"), with remaining maturities of five years or less, and repurchase agreements with respect to such obligations.

  The Fund may also purchase mortgage-backed securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as private issuers. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and accordingly the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Advisor, and such securities may be purchased by the Fund if the estimated average life is determined to be five years or less. See "Other Investment Practices--Mortgage-Related Securities" below.

  The Fund's dollar-weighted average maturity will not exceed three years. The Fund may purchase U.S. Government Obligations and mortgage-backed securities with maturities of average lives in excess of five years in an amount not to exceed 25% of its total assets. In addition, U.S. Government Obligations with nominal maturities in excess of five years that have variable or floating interest rates or put features may be deemed to have remaining maturities of five years or less and therefore to be permissible investments for the Fund.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. The Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. See "Additional Risk Considerations--Risks Associated With Fixed Income Investments." In addition, neither the U.S. Government, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

  Mortgage-backed securities may be subject to risks including price volatility, liquidity and interest rate risk. The prices of such securities may be inversely affected by changes in interest rates and prepayment of the underlying mortgage collateral may result in a decreased rate of return. See "Other Investment Practices--Mortgage-Related Securities" below.

BOND FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND SECONDARILY, CAPITAL APPRECIATION. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF INVESTMENT-GRADE CORPORATE DEBT OBLIGATIONS AND OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 65% of its total assets in fixed income debt securities rated at the time of purchase A- or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, deemed by the Advisor to be comparable to instruments that are so rated, including corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and money market instruments. All of the fixed income securities acquired by the Fund other than those subject to the 65% requirement described above will be rated investment-grade at the time of purchase. For purposes of this investment policy, investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or which are similarly rated by another nationally recognized statistical rating organization ("NRSRO") (including Fitch Investors Service, Inc., Duff & Phelps, Thomson BankWatch and IBCA) or are unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Except for temporary defensive periods, the Fund's market weighted average credit rating will be at least AA- /Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another NRSRO. Obligations rated BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories. Subsequent to their purchase by the Fund, up to 5% of its portfolio securities may represent securities downgraded below investment-grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of applicable debt ratings.

  The Fund may invest up to 65% of its total assets in certain mortgage-backed and asset-backed securities. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. See "Other Investment Practices-- Mortgage-Related Securities" below. Asset-backed securities represent a participation in, or are secured by or payable from, a stream of payments governed by particular assets. Such securities may include motor vehicle installment purchase obligations, credit card receivables and home equity loans. See "Other Investment Practices-- Asset-Backed Securities" below. The Fund may also invest in "stripped" and convertible securities. See "Other Investment Practices--Stripped Securities" and "Other Investment Practices--Convertible Securities" below.

  Additionally, up to 20% of the total assets of the Fund may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities). The Fund is also permitted to invest up to 20% of its total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate obligations or U.S. Government Obligations. See "Other Investment Practices--Municipal Obligations" below.

  In acquiring particular portfolio securities, the Advisor will consider, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the creditworthiness of particular issuers.

  The Fund seeks to equal or exceed the return of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of investment-grade fixed income securities with maturities greater than one year, including: U.S. Treasury securities, corporate bonds and mortgage-backed securities. Although the Fund seeks to equal or exceed the return of the Aggregate Bond Index, the Fund may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.

  Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, the Fund's average effective duration will be within [PLUS/MINUS] 30% of the duration of the Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Generally, the market value of fixed income securities is subject to interest rate fluctuation and can be expected to vary inversely to changes in the prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

  Investments in asset-backed securities may be subject to risks in addition to those presented by mortgage-backed securities. Asset-backed securities are dependent upon payment of the underlying loan or receivable and are generally unsecured. Additional risks may include the prepayment of the underlying collateral, liquidity and valuation. See "Other Investment Practices--Asset-Backed Securities."

  Because the Fund may invest in securities issued by foreign issuers, the Fund may be subject to additional investment risks for those securities that are different in some respects from those incurred by a Fund which invests solely in securities of domestic U.S. issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies."

  See "Short-Term Government Fund--Risks Associated with an Investment in the Fund" above for risks associated with investments in mortgage-backed securities.

  See "Additional Risk Considerations--Risks Associated with Fixed Income Investments" below.

BALANCED FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE BALANCED FUND IS TO SEEK TOTAL RETURN THROUGH A BALANCE OF CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES, FIXED INCOME SECURITIES AND CASH EQUIVALENTS.

 INVESTMENT STRATEGY

  Equity securities in which the Fund normally invests are common stocks, preferred stocks, securities or bonds which are convertible into common or preferred stocks and warrants. The Fund may also participate in rights offerings. The Fund seeks to acquire equity securities of companies with market capitalizations of over $200 million. (For further information regarding equity securities in which the Fund may invest and the Fund's policies regarding the selection of equity securities, see "Growth Fund-- Investment Strategy" below.)

  Fixed income securities in which the Fund may invest include corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "stripped" securities, convertible securities and money market instruments. All of the fixed income securities acquired by the Balanced Fund will be rated investment-grade at the time of purchase by S&P, Moody's or another NRSRO or will be unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Obligations rated

BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories. Except for temporary defensive periods, the Fund's market-weighted average credit rating will be at least AA-/Aa3 as rated by S&P, Moody's or the equivalent rating of another NRSRO. Subsequent to their purchase by the Fund, up to 5% of the fixed income portion of its portfolio securities may represent securities downgraded below investment-grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. (For further information regarding fixed income securities in which the Fund may invest and the Fund's policies regarding the selection of fixed income securities, see "Bond Fund--Investment Strategy" and "Bond Fund-- Risks Associated with an Investment in the Fund" above.)

  The Fund may invest up to 65% of the fixed income portion of its portfolio in certain mortgage-backed and asset-backed securities and is also permitted to invest up to 20% of the fixed income portion of its portfolio in Municipal Obligations.

  Up to 20% of the fixed income portion of the Fund's portfolio may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities).

  Although equity securities acquired by the Balanced Fund will generally be issued by U.S. issuers, the Fund may also invest up to 10% of the equity portion of its portfolio in securities issued by foreign issuers either directly or indirectly through investments in sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars while the securities underlying an ADR are normally denominated in a foreign currency.

  The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of the Advisor. The Advisor will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of equity securities to fixed income securities or cash equivalents in the Fund. At least 25% of the Fund's total assets will be invested in fixed income senior securities (including cash equivalents, long-term debt securities and convertible debt securities and convertible preferred stock to the extent their value is attributable to their fixed income characteristics).

  See "Other Investment Practices" below for a description of other types of securities in which the Fund below may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Because the Fund may invest in securities issued by foreign issuers, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests solely in securities of U.S. domestic issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below.

  See "Short-Term Government Fund--Risks Associated with an Investment in the Fund" above for risks associated with investments in mortgage-backed securities.

  See "Bond Fund--Risks Associated with an Investment in the Fund" above for risks associated with investments in asset-backed and fixed income securities.

  See "Additional Risk Considerations--Risks Associated with Fixed Income Investments" below for information concerning other pertinent risks.

GROWTH AND INCOME FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE GROWTH AND INCOME FUND IS TO SEEK BOTH CAPITAL APPRECIATION AND CURRENT INCOME. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WHICH REPRESENT EXCELLENT VALUE RELATIVE TO THEIR CURRENT PRICE AND PROVIDE, ON AVERAGE, A CURRENT YIELD IN EXCESS OF THE S&P 500 STOCK INDEX.

 INVESTMENT STRATEGY

  In pursuing its investment objective the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. The Advisor will seek to acquire stocks of companies that represent excellent value relative to their current price in that such companies, in the aggregate, sell at a lower price-to-book value, a lower price-to-earnings ratio, and a higher yield than the average of the companies comprising the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"), an unmanaged Index which emphasizes large capitalization companies. The Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States and is a widely accepted measure of common stock investment returns. Although the Fund seeks to exceed the return of the S&P 500 Index, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate. The Fund will generally acquire equity securities of companies with market capitalizations over $500 million. The Advisor anticipates that from time to time certain industry sectors will not be represented in the Fund while other sectors will represent a significant portion of invested assets.

  In selecting stocks for the Fund, the Advisor employs a "bottom-up" security analysis. "Bottom-up" security analysis refers to an analytical approach to securities selection which first focuses on the company and company-related matters as contrasted to a "top-down" analysis which first focuses on the industry or the economy. The Advisor believes that a "bottom-up" approach is more likely to identify attractive companies which might otherwise be neglected or overlooked.

  While emphasis will be placed on investments in equity securities, primarily common stocks, the Fund may also invest in other types of equity securities, including warrants and securities which are convertible into common or preferred stocks and may participate in rights offerings. The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in the securities of foreign issuers. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund below may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Because the Fund may invest in securities issued by foreign issuers, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests solely in securities of U.S. domestic issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below.

GROWTH FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE GROWTH FUND IS TO SEEK CAPITAL APPRECIATION AND, SECONDARILY, CURRENT INCOME AND DIVIDEND GROWTH POTENTIAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH THE POTENTIAL FOR ABOVE AVERAGE GROWTH IN EARNINGS AND DIVIDENDS.

 INVESTMENT STRATEGY

  In pursuing its investment objective the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. The Advisor will seek to acquire stocks of companies that, in the aggregate, will experience growth in sales, dividends or earnings per share greater than the average of the companies comprising the S&P 500 Index, an unmanaged Index which emphasizes large capitalization companies. The Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States and is a widely accepted measure of common stock investment returns. Although the Fund seeks to exceed the return of the S&P 500 Index, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate. The Fund will generally acquire equity securities of companies with market capitalizations over $500 million. The Advisor anticipates that from time to time certain industry sectors will not be represented in the Fund while other sectors will represent a significant portion of invested assets.

  In selecting stocks for the Fund, the Advisor employs a "bottom-up" security analysis, as described under "Growth and Income Fund--Investment Strategy" above.

  While emphasis will be placed on investments in equity securities, primarily common stocks, the Fund may also invest in other types of equity securities, including warrants and securities which are convertible into common or preferred stocks and may participate in rights offerings. The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in the securities of foreign issuers. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Because the Fund may invest in securities issued by foreign issuers, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests solely in securities of U.S. domestic issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below.

MIDCAP FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE MIDCAP FUND IS TO SEEK LONG-TERM CAPITAL APPRECIATION. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH MEDIUM-SIZED MARKET CAPITALIZATIONS AND THE POTENTIAL FOR ABOVE AVERAGE EARNINGS GROWTH.

 INVESTMENT STRATEGY

  In pursuing its investment objective the Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, including common stocks, warrants and securities convertible into common or preferred stock. The Fund may also participate in rights offerings. The Fund will generally acquire equity securities of companies with market capitalizations less than that of the largest company in the S&P 400 Mid-Cap Index. The Advisor believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature companies.

  The Advisor selects common stocks of companies which, in its opinion, have attractive fundamental financial characteristics. Such characteristics include, as compared to the Standard & Poor's 400 Mid-Cap Index ("S&P Mid-Cap Index"), market liquidity as measured by average daily trading volume, profitability as measured by above average return on equity, and operating consistency, as measured by above average earnings growth. The Advisor intends to purchase securities of companies which, in its opinion, are the most attractive in light of their expected earnings growth and relative valuation. The S&P Mid-Cap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

  In selecting stocks for the MidCap Fund, the Advisor employs a "bottom-up" security analysis, as described under "Growth and Income Fund--Investment Strategy" above.

  The Fund may also invest up to 10% of its total assets in the securities of foreign issuers either directly or through investments in sponsored and unsponsored ADRs. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, both because such securities are typically traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Fund's net asset value per share may be subject to rapid and substantial changes. Additionally, such securities may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

  See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below for information concerning other pertinent risks.

INTERNATIONAL EQUITY FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL EQUITY FUND IS TO SEEK TOTAL RETURN WITH AN EMPHASIS ON GROWTH OF CAPITAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS OF ESTABLISHED FOREIGN COMPANIES.

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in common stocks of established companies that conduct their principal activities or are domiciled outside the United States or whose securities are traded on a foreign exchange. The Fund may also invest in other types of securities, including securities convertible into common stocks or preferred stocks, warrants and bonds, notes and other debt securities of U.S. and foreign corporations and governmental issuers. Under normal market conditions, the Fund will invest in equity securities of companies in at least three different foreign countries. Countries in which the Fund may invest include, but are not limited to:
Argentina, Australia, Austria, Bangladesh, Belgium, Botswana, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, India, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand and the United Kingdom. The Fund may invest in developed as well as developing countries. The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits.

  The International Equity Fund may invest without limitation in securities of foreign issuers in the form of sponsored and unsponsored ADRs and European Depository Receipts ("EDRs"). EDRs are receipts issued by European financial institutions evidencing the ownership of underlying securities issued by a foreign issuer. EDR prices are generally denominated in foreign currencies as are the securities underlying an EDR. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  The International Equity Fund may also invest up to 10% of its total assets in hybrid investments. These instruments, which are derivatives, combine the characteristics of securities, futures and options. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure such as interest rates, currency exchange rates or other indices. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and, accordingly, their use by the Fund may not enhance investment return.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Although investment in any mutual fund has certain inherent risks, an investment in the International Equity Fund may have even greater risks than investments in most other types of mutual funds. The International Equity Fund may not be appropriate for an investor if the investor cannot bear financially the loss of at least a significant portion of the investment. Investors should understand that in addition to the International Equity Fund's volatile net asset value per share, the expense ratios of the Fund can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

  The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in certain countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. The Fund may also be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

                        ADDITIONAL RISK CONSIDERATIONS

RISKS ASSOCIATED WITH FIXED INCOME INVESTMENTS

  Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment funds composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  The International Equity Fund intends to invest primarily in the securities of foreign issuers. In addition, as described above, the Bond, Balanced, Growth and Income, Growth and MidCap Funds also may invest a portion of their assets in the securities of foreign issuers.

  Investment in foreign securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

  There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Bond and Balanced Funds may invest in foreign debt or in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by United States entities or citizens.

  The Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depository may not be required to disclose material information that a sponsored depository would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

  Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in foreign securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Dividends, capital gains and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareowners.

                          OTHER INVESTMENT PRACTICES

ZERO COUPON BONDS

  Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

U.S. GOVERNMENT OBLIGATIONS

  Each Fund may invest in U.S. Government Obligations. Examples of the types of U.S. Government Obligations which may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

  Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield (and therefore the value of the security) available in the market when the securities delivery takes place. A Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, as permitted by applicable law, in an amount sufficient to meet the purchase price. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CAPS AND FLOORS

  In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond and Balanced Funds may enter into interest rate swaps, mortgage swaps and other types of swap agreements such as caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payment to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Since interest rate swaps, mortgage swaps, caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap and floor positions.

  A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will maintain cash, U.S. Government securities and liquid assets, as permitted by applicable law, equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions in a segregated account with its custodian. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. To the extent that the net amount of an interest rate or mortgage swap is held in a segregated account consisting of cash, U.S. Government securities and liquid assets, as permitted by applicable law, the Funds and the Advisor believe that such swaps will not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restriction.

  The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that swaps, caps and floors are illiquid for purposes of a Fund's limitation on illiquid securities.

MORTGAGE-RELATED SECURITIES

  The Short-Term Government, Bond and Balanced Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

  Mortgage-related securities acquired by a Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently.

  CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to a Fund based on the Fund's analysis of the market value of the security.

ASSET-BACKED SECURITIES

  The Bond and Balanced Funds may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Each of these Funds may also invest in other types of asset-backed securities that may be available in the future.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described below under "Illiquid Securities."

MORTGAGE DOLLAR ROLLS

  The Short-Term Government, Bond and Balanced Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Advisor's ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

  For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

STRIPPED SECURITIES

  The Bond and Balanced Funds may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. Such obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Funds may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each of these Funds may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRs and CATS.

  Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

  In addition, the Bond and Balanced Funds may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account liquid assets, as permitted by applicable law, that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

VARIABLE AND FLOATING RATE INSTRUMENTS

  Instruments purchased by the Funds may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund's illiquid assets.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

  Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

ILLIQUID SECURITIES

  Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act")).

  If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING

  To increase return on portfolio securities, each Fund may lend its securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS AND FUTURES CONTRACTS

  Each Fund may purchase put and call options and may write covered call and secured put options which will be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities, and various stock indexes or currencies. The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may also invest in futures contracts and options on futures, index futures contracts or interest rate futures contracts, as applicable for hedging purposes or to seek to increase total return. The International Equity Fund may also invest in currency futures contracts. A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

  Writing a covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at the stated exercise price at all times during the option period. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S.

Government securities in an amount not less than the exercise price of the option at all times during the option period. In order to close out these types of option positions, a Fund will be required to enter into a "closing purchase transaction"--the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. The aggregate value of securities subject to options written by the Bond, Balanced and International Equity Funds will not exceed 5% of the respective Fund's total assets. The aggregate value of securities subject to options written by the Growth and Income, Growth and MidCap Funds will not exceed 25% of the respective Fund's total assets.

  By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above its exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or a Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast for the underlying security or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

  To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

  The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional fund management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by a Fund is subject to the Advisor's ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial and is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to a Fund. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

  For additional information and a description of the risks relating to option and futures contract trading practices, see the Statement of Additional Information.

FORWARD CURRENCY EXCHANGE CONTRACTS

  The International Equity Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor believes that there is a pattern of correlation between the two currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. In connection with its forward currency exchange contracts, the Fund will create a segregated account of liquid assets, such as cash, U.S. Government securities or other liquid assets, as permitted by applicable law, or will otherwise cover its position in accordance with applicable requirements of the SEC.

CONVERTIBLE SECURITIES

  The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. With investment in convertible securities, a Fund may be looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from alternative investments.

MUNICIPAL OBLIGATIONS

  The Bond and Balanced Funds may invest in Municipal Obligations from time to time when the yield spread between taxable corporate and municipal obligations is deemed by the Advisor to be advantageous. The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Each of these Funds may also hold "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Further, each of these Funds may purchase Municipal Obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

TEMPORARY INVESTMENTS

  Each Fund may assume a temporary defensive position at times when the Advisor believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including "money market instruments," a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted) and repurchase agreements.

  Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

  The International Equity Fund may also hold foreign or domestic money market instruments and debt securities rated at the time of purchase in one of the three highest investment-grade categories by Moody's, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In the event that the rating of any security held by the Fund falls below the required rating, the Sub-Advisor will dispose of the security unless it appears this would be disadvantageous to the Fund.

PORTFOLIO TURNOVER

  Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareowners. The Trust expects that the Portfolio turnover rate will not exceed 100% for the Growth and Income Fund for the current fiscal year. See "Financial Highlights" above or "Portfolio Transactions" in the Statement of Additional Information for historical portfolio turnover information for the other portfolios. Portfolio turnover may result in the realization of short-term capital gains which are taxable to shareowners as ordinary income.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Investment methods described in this prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

                            INVESTMENT RESTRICTIONS

  The Funds are subject to certain investment restrictions which, as described in more detail in the Statement of Additional Information, are fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of a Fund (as defined under "Other Information"). Each Fund will limit its investments so that, with respect to 75% of a Fund's total assets: (i) not more than 5% of a Fund's total assets will be invested in the securities of any one issuer; (ii) not more than 25% of a Fund's total assets will be invested in the securities of issuers in any one industry; and (iii) not more than 10% of the outstanding voting securities of any one issuer will be held by a Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations. Each Fund may borrow money from banks for temporary or emergency purposes or to meet redemption requests and may enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of at least 300% for all such borrowings.

                               SHAREOWNER GUIDE

                  THE FOLLOWING SECTION WILL PROVIDE YOU WITH
               ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS
                 ABOUT BUYING AND SELLING A FUND'S SHARES AND
                  ABOUT A FUND'S DIVIDENDS AND DISTRIBUTIONS

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  To authorize the special features described below or to obtain additional information about The Commerce Funds, you may:

    . Call The Commerce Funds Shareowner Services at 1-800-305-2140; or

    . Write to The Commerce Funds at:

       The Commerce Funds
       P.O. Box 16931
       St. Louis, MO 63105; or

    . Call the transfer agent, State Street Bank and Trust Company, directly at 1-800-995-6365; or

    . Contact a registered investment representative at selected Commerce
     Bank branches; or

    . For specific information regarding your 401(k) or investment management group account, contact your plan sponsor or account administrator.

                           HOW TO BUY SERVICE SHARES

WHAT IS THE MINIMUM INVESTMENT FOR EACH FUND?

  Generally, the minimum investment requirement is $1,000 for initial purchases and $250 for subsequent purchases, although it may differ in certain circumstances as shown below.

              INVESTMENT MINIMUMS FOR SPECIFIC TYPES OF ACCOUNTS

                                                          INITIAL   SUBSEQUENT
                                                         INVESTMENT INVESTMENT
                                                         ---------- -----------
Regular Account.........................................   $1,000          $250
Automatic Investment Feature............................   $1,000   $75/Quarter
Individual Retirement Accounts (including SEP-IRAs),
 Keogh Plans, corporate retirement plans, public
 employer deferred plans, profit sharing plans and
 401(k) plans...........................................   $1,000          $250

  The minimum initial investment requirement is $250 for initial purchases and $100 for subsequent purchases for employees, directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co. and their subsidiaries or affiliates, although it may differ in certain circumstances as shown below.

                                                           INITIAL   SUBSEQUENT
                                                          INVESTMENT INVESTMENT
                                                          ---------- ----------
Regular Account..........................................    $250       $100
Automatic Investment Feature.............................    $100        $25*
Individual Retirement Accounts (including SEP-IRAs),
Keogh Plans..............................................    $100        $25*

--------
*Minimum of six bi-monthly investments within first year of Fund ownership.

HOW ARE SERVICE SHARES PRICED?

  SERVICE SHARES OF THE FUNDS ARE PURCHASED AT THEIR PUBLIC OFFERING PRICE, WHICH IS A FUND'S NET ASSET VALUE PER SHARE PLUS A FRONT-END SALES CHARGE. A CLASS CALCULATES ITS NET ASSET VALUE PER SHARE ("NAV") AS FOLLOWS:

NAV= (VALUE OF ASSETS ATTRIBUTABLE TO THE CLASS)--(LIABILITIES ATTRIBUTABLE TO
                                  THE CLASS)
                   NUMBER OF OUTSTANDING SHARES OF THE CLASS

  The net asset value is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern
Time) on days the Exchange is open (a "Business Day"). On those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time"), the net asset value of each class of a Fund will be determined and its shares will be priced as of such Early Closing Time.

  A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by or under the supervision of the Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

  Trading in foreign securities is generally completed prior to the end of regular trading on the Exchange and may occur on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value for each class of the International Equity Fund. There may be variations in the net asset value per share of each class the Fund on days when net asset value is not calculated and on which shareowners of the Fund cannot redeem their shares due to changes in values of securities traded in foreign markets. For more information about valuing securities, see the Statement of Additional Information.

  SALES CHARGE. The maximum front-end sales charge is 3.50% for each Fund (except the Short-Term Government Fund which is 2.00%) and may be less based on the amount you invest, as shown in the following chart:

ALL FUNDS EXCEPT THE SHORT-TERM GOVERNMENT FUND:

                                                                     MAXIMUM
                                                                     DEALER'S
                                              AS A % OF AS A % OF REALLOWANCE AS
                                              OFFERING  NET ASSET     A % OF
                                                PRICE     VALUE   OFFERING PRICE
AMOUNT OF PURCHASE                            PER SHARE PER SHARE   PER SHARE*
------------------                            --------- --------- --------------
Less than $100,000...........................   3.50      3.63         3.15
$100,000 but less than $250,000..............   2.50      2.56         2.25
$250,000 but less than $500,000..............   1.50      1.52         1.35
$500,000 but less than $1,000,000............   1.00      1.01         0.90
$1,000,000 or more...........................   0.00      0.00         0.00

--------
*Dealer's reallowance may be changed periodically.

SHORT-TERM GOVERNMENT FUND:

                                                                     MAXIMUM
                                                                     DEALER'S
                                              AS A % OF AS A % OF REALLOWANCE AS
                                              OFFERING  NET ASSET     A % OF
                                                PRICE     VALUE   OFFERING PRICE
AMOUNT OF PURCHASE                            PER SHARE PER SHARE   PER SHARE*
------------------                            --------- --------- --------------
Less than $500,000...........................   2.00%     2.04%       1.80%
$500,001 but less than $1,000,000............   1.00%     1.01%       0.90%
$1,000,001 or more...........................   0.00%     0.00%       0.00%

--------
*Dealer's reallowance may be changed periodically.

  Goldman, Sachs & Co. (the "Distributor") may, out of its administration fee or other resources, pay a fee or additional incentives to dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

  WHEN THERE IS NO SALES CHARGE. There is no sales charge on Service Shares purchased by the following types of investors or transactions:

  . automatic reinvestments (and cross-reinvestments) of dividends and capital gain distributions by existing shareowners;

  . the Exchange Privilege described below on page 42;

  . the Redemption Reinvestment Privilege described on page 40;

  . non-profit organizations, foundations and endowments qualified under
    Section 501(c)(3) of the Code;

  . current and retired members of the Board of Trustees of The Commerce
    Funds;

  . any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;

  . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates;

  . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of banks that have signed a definitive agreement to become affiliated with Commerce Bancshares, Inc.;

  . shares purchased for and held in a trust, management agency, asset allocation, custodial or other account maintained by an Investment Management Group (Trust Department) within a bank affiliated, or within banks that have signed a definitive agreement to become affiliated with Commerce Bancshares, Inc. (including shares purchased with distributions from such accounts);

  . shares purchased for and held in a trust for which a bank affiliated with Commerce Bancshares, Inc., is named as successor trustee or co-trustee immediately after the current trustee ceases to serve, and shares purchased for and held by individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under will;

  . plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including corporate retirement plans, Keogh plans, and Section 401(k) plans), custodial accounts treated as tax-sheltered annuities under Section 403(b) of the Code, and deferred compensation plans for public, religious and other tax-exempt employers (including plans described in Section 457 of the Code) maintained by an Investment Management Group (Trust Department) within a bank affiliated, or with banks that have signed a definitive agreement to become affiliated, with Commerce Bancshares, Inc. (including shares purchased with distributions from such accounts); and

  . registered representatives of dealers who have entered into dealer agreements with Goldman, Sachs & Co. to the extent permitted by such firms.

  The Distributor may periodically waive all or a portion of the sales charge for all investors with respect to the sales of shares of the Funds. The Distributor may also offer special concessions to enable investors to purchase Service Shares of the Funds at net asset value, without payment of a sales charge. To qualify for this special net asset value purchase when applicable, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund or unit investment trust on which a sales charge was paid. A qualifying purchase of Service Shares in a Fund must occur within five Business Days of the prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, The Commerce Funds must be notified that the purchase qualifies for a purchase without a sales charge. Proceeds from the redemption of shares on which no sales charges or commissions were paid would not qualify for the special net asset value purchase program.

  These sales charge exemptions are based on the type of investor and/or the reduced sales effort that will be needed in obtaining Fund investments. In order to take advantage of these exemptions, you must certify eligibility on your account application.

  RIGHTS OF ACCUMULATION. When you buy Service Shares in The Commerce Funds, your current total investment determines the sales charge that you pay. Since larger investments receive a discounted sales charge, the sales charge you pay may subsequently be reduced as you build your investment.

  Over time, as your current total investment in shares accumulates to $100,000 or beyond, the sales charge on subsequent investments is decreased. Your current total investment is the combination of your immediate investment along with the shares that you own in any investment portfolio of The Commerce Funds on which you paid a sales charge (including shares of the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio that carry no sales charge but were obtained through an exchange and can be traced back to shares that were acquired with a sales charge). Shares purchased without a sales charge may not be aggregated with shares purchased subject to a sales charge.

  To buy Service Shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

    Example: Suppose you own Service Shares with a total current value of $90,000 that can be traced back to the purchase of shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family (except the Short-Term Government Fund), you will pay a reduced sales charge of 2.50% of the public offering price on the additional purchase.

  LETTER OF INTENT. You may also buy Service Shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $100,000 in one or more Funds of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Service Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your Service Share purchases been made at once. To use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

  While submitting a Letter of Intent does not bind you to buy, or The Commerce Funds to sell, the full amount at the sales charge indicated in the Letter of Intent, you must complete the intended purchase to obtain the reduced sales charge. When you sign a Letter of Intent, The Commerce Funds holds in escrow a sufficient number of shares of the relevant class which can be sold to make up any difference in the sales charge on the amount actually invested. After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.

  If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment. It will be in the form of additional Service Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase. You must inform The Commerce Funds that the Letter of Intent is in effect each time you buy Service Shares.

  You may include the value of all Service Shares on which a sales charge had previously been paid as a credit toward fulfillment of the Letter of Intent, but no price adjustment will be made on Service Shares previously purchased.

  You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit or the benefit of any member of your immediate family, for the purpose of obtaining reduced sales charges by means of a written Letter of Intent or Right of Accumulation. You must indicate on the account application the accounts that are to be combined for this purpose.

                         HOW DO I BUY SERVICE SHARES?

  You may purchase Service Shares of a Fund through The Commerce Funds Shareowner Services or an investment representative at a Commerce Bank branch. The following chart describes ways to invest directly in The Commerce Funds:

                         OPENING AN ACCOUNT                  ADDING TO AN ACCOUNT
                ------------------------------------ ------------------------------------
By Mail         Send a completed account application Send a check with your Fund account
                with a check (payable to The         number printed on it, along with the
                Commerce Funds) directly to the      stub from the previous confirmation
                address set forth in "How Can I      directly to the address set forth in
                Contact The Commerce Funds?" on page "How Can I Contact The Commerce
                31.                                  Funds?" on page 31.
In Person       Whether opening or adding to an account, you are welcome to stop into a
                Commerce Bank branch office location. A registered investment representative can assist you.
By Wire         After an account application is      Contact your bank to request that
                completed and an account is opened,  funds be wired to your existing Fund instruct your bank to wire funds to: account. Follow instructions at left. Be sure to include your name
                                                     and your Fund account number.
                Commerce Bank, N.A.
                (Kansas City)
                Kansas City, MO
                ABA #1010-00019
                Account #2800255
                Be sure to have your bank indicate
                your name, address, tax
                identification number, the name of
                the Fund and class of shares and
                your new account number.
                Ask your bank for specific information about making federal wires, including associated charges.
By Telephone                                         Subsequent purchases of Fund shares
Via Electronic                                       may be made by electronic funds
Funds Transfer                                       transfer from your bank, checking or
                                                     money market account.
                                                     You can authorize this feature and
                                                     provide necessary bank information
                                                     on your account application. Then,
                                                     when you wish to make a subsequent
                                                     purchase, you can do so by
                                                     contacting The Commerce Funds at the
                                                     telephone number set forth in "How
                                                     Can I Contact The Commerce Funds?"
                                                     on page 31.

  Other investment features, including exchanges and automatic investments, are also available. Additional information pertaining to investments in the Funds is included in the following pages or can be obtained by contacting The Commerce Funds Shareowner Services.

             WHAT PRICE WILL I RECEIVE WHEN I BUY SERVICE SHARES?

  Your Service Shares will be purchased at a Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) after your purchase order is received in proper form by The Commerce Funds' transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), at its Kansas City office.

             WHAT ELSE SHOULD I KNOW ABOUT BUYING SERVICE SHARES?

  Federal regulations require you to provide a certified Taxpayer
Identification Number upon opening or reopening an account.

  If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and be drawn only on U.S. banks. The Commerce Funds reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Commerce Funds may reject or restrict purchases or exchanges of shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales or exchanges of shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

  The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations showing purchases and redemptions.

                          HOW TO SELL SERVICE SHARES

HOW DO I SELL MY SERVICE SHARES?

  The Commerce Funds makes it easy to sell, or "redeem," all or part of your Service Shares. The Commerce Funds does not charge you to sell Service Shares. However, the value of the Service Shares you sell may be more or less than your cost, depending on a Fund's current net asset value. The following chart describes ways to sell your Service Shares of The Commerce Funds:

                          HOW TO SELL SERVICE SHARES:

  Through The Commerce Funds Shareowner Services or an investment representative at a Commerce Bank branch.

By Mail Send a written request signed by each owner, including each joint owner, to the address set forth in "How Can I Contact The Commerce Funds?" on page 31.

                               Proper written authority is required to execute redemption requests on behalf of corporations, partnerships, trusts, and/or fiduciary accounts. Redemption requests require SIGNATURE GUARANTEES as described on page 39 with the exception of redemptions sent to a shareowner name/address of record in effect for no less than 30 days.

In Person                      You are welcome to deliver your written request
                               signed by each owner, including each joint owner, to a Commerce Bank branch office location. A registered investment representative can assist you.

By Telephone                   You may redeem Service Shares (to a shareowner)
                               by telephone and request to receive proceeds by check (to a shareowner name/address of record in effect for no less than 30 days), federal wire (for amounts exceeding $1,000) or electronic funds transfer. In order to request a federal wire or electronic funds transfer, appropriate information regarding your bank, checking or money market account must be previously established on your account. This information may be provided on the account application or in a SIGNATURE GUARANTEED letter of instruction (see description of SIGNATURE
                               GUARANTEES on page 39).

                               Redemption requests may be placed by contacting The Commerce Funds at the telephone number set forth in "How Can I Contact The Commerce Funds?" on page 31. Additional information pertaining to Fund share redemptions is included in the following pages or can be obtained by contacting The Commerce Funds Shareowner Services.

                               Other redemption features, including exchanges and automatic withdrawals, are also available. Please refer to the Shareowner Features and Privileges section in this prospectus for additional information about telephone redemption features.

  Written requests to sell Service Shares must be signed by each shareowner, including each joint owner.

  Certain types of redemption requests will need to include a SIGNATURE GUARANTEE. You may obtain a SIGNATURE GUARANTEE from:

    (1)a bank which is a member of the FDIC;
    (2)a securities broker or dealer;
    (3)a credit union having the authority to issue SIGNATURE GUARANTEES;
    (4)a savings and loan association;
    (5)a building and loan association;
    (6)a cooperative bank;
    (7)a federal savings bank or association;
    (8)a national securities exchange; or
    (9)a registered securities association or a clearing agency.

  Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "SIGNATURE GUARANTEED." Guarantees from notaries public will not be accepted.

  Redemptions can be suspended and the payment of redemption proceeds delayed when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, during any emergency as determined by the SEC which makes it impracticable for a Fund to sell its securities or value its assets or during any other period permitted by order of the SEC for the protection of investors.

  Other redemption features, including exchanges and automatic withdrawals, are also available. Please refer to Shareowner Features and Privileges for more information.

         WHAT PRICE WILL I RECEIVE FOR SERVICE SHARES I WANT TO SELL?

  The price you will receive when you sell your Service Shares is the net asset value per share (as described on page 32) determined after receipt of an order in proper form by the Transfer Agent.

  The Commerce Funds reserves the right to redeem accounts involuntarily if, after sixty days' written notice to the shareowner, the account's net asset value remains below a $500 minimum balance. Involuntary redemptions will not be implemented if the value of your account falls below the minimum balance as a result of market conditions.

                HOW QUICKLY CAN I RECEIVE PROCEEDS FROM A SALE?

  Ordinarily, redemption proceeds will be disbursed the next Business Day following receipt of an order in proper form by the Transfer Agent. Payment must be made within seven calendar days following redemption.

  You can have your proceeds sent by federal wire to your bank checking or money market account. Proceeds will normally be wired the Business Day after your request to redeem shares is received in good order by the Transfer Agent. Wiring of sales proceeds may be delayed one additional day if the Federal Reserve Bank is not open on the day your wire is to be made. Your request to wire proceeds is subject to the bank's wire charges.

  Fund shares must be paid in full in order for you to redeem them and receive proceeds. If the shares you wish to sell were a recent purchase by check or telephone, The Commerce Funds can delay the subsequent payment of sales proceeds up to 15 days after the check or telephone payment is received. This does not apply if Fund shares were purchased by federal wire.

                  WHAT IF I WANT TO REINVEST SALES PROCEEDS?

  You may reinvest all or any portion of your redemption proceeds in shares of any Fund within 60 days of your redemption without a sales charge. Service Shares will be purchased at a price equal to the net asset value per share next determined after the Transfer Agent receives a reinvestment order and payment in proper form.

  If you wish to use the Redemption Reinvestment Privilege, you must submit a written reinvestment request to the Transfer Agent stating that you are eligible to use the feature.

  Generally, using the Redemption Reinvestment Privilege will not affect any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinvestment may result in the loss being disallowed under Internal Revenue Service "wash sale" rules.

                      DIVIDEND AND DISTRIBUTION POLICIES

   AS A FUND SHAREOWNER, YOU ARE ENTITLED TO ANY DIVIDENDS AND DISTRIBUTIONS
                                    ARISING
          FROM NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS.

  The Short-Term Government and Bond Funds declare dividends daily and distribute dividends on or about the last Business Day of the current month. The Balanced, Growth and Income and Growth Funds declare and distribute dividends quarterly. The MidCap and International Equity Funds declare and distribute dividends annually. Each Fund declares and distributes net realized capital gains annually.

  For purchases by check, shares of the Short-Term Government and Bond Funds begin earning dividends and distributions on the next day after payment for the shares is received by the Transfer Agent. In the case of the Balanced, Growth and Income, Growth, MidCap and International Equity Funds, if you are a shareowner of record on the record date, you are eligible to receive such dividend or distribution.

 YOU CAN CHOOSE A DISTRIBUTION OPTION FOR DIVIDENDS AND CAPITAL GAINS:

    (1) reinvest all dividend and capital gain distributions in additional Service Shares without a sales charge;

    (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Service Shares without a sales charge;

    (3) receive all dividend and capital gain distributions in cash; or

    (4) have all dividend and capital gain distributions deposited directly into a designated checking account.

  If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Service Shares of the same Fund without a sales charge. For your protection, if you elect to have distributions mailed to you which cannot be delivered, they will be reinvested in additional Service Shares of the same Fund without a sales charge.

  You may invest dividend or capital gain distributions from one Fund in shares of the corresponding class of another Fund of The Commerce Funds or the National Tax-Free Bond or Missouri Tax-Free Bond Fund. There is no sales charge on purchases made through the Cross Reinvestment Privilege; however, both Fund accounts must be established at the minimum initial investment requirement and have identical account registration. Cross Reinvestment Privileges do not apply to the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund") described below under "Can I Exchange My Investment From One Commerce Fund To Another." Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as investment advisor for the Money Market Fund.

  Your election to reinvest the distributions paid by a Fund in additional Service Shares of the Fund or any other Fund of The Commerce Funds will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareowner and then used to purchase shares of the Fund or another Fund of The Commerce Funds.

  To change your distribution option, contact The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 31.

  The change will become effective after it is received and processed by the Transfer Agent.

                      SHAREOWNER FEATURES AND PRIVILEGES

               THE COMMERCE FUNDS PROVIDES A VARIETY OF WAYS TO
                MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

  Some or all of the following features as well as others described in this Prospectus may have different conditions imposed on them in addition to those described in this Prospectus. Consult your investment representative or contact The Commerce Funds as described in "How Can I Contact The Commerce Funds?" on page 31 for more information.

                  CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

  The Commerce Funds makes available: (1) individual retirement accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"); (2) Keogh plans; (3) corporate retirement plans; (4) public employer deferred compensation plans; and (5) profit sharing plans (including 401(k) plans) and money-purchase plans.

  YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT, AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

  Information concerning these plans is available through The Commerce Funds Shareowner Services or your investment representative.

           WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

  DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR INTERVALS. BECAUSE MORE SHARES ARE PURCHASED DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE PURCHASED WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED.

  In order to be effective, Dollar Cost Averaging should be followed on a regular basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through Dollar Cost Averaging on your own or through the Automatic Investment feature described above.

  The Automatic Investment feature lets you transfer money from your checking account into your Fund account automatically on the date you specify in any month you choose. The Automatic Investment Feature is one way to use Dollar Cost Averaging to invest (see below). Only checking accounts at U.S. financial institutions which permit automatic withdrawals through the Automated Clearing House are eligible. Check with your bank or financial institution to determine eligibility.

  To establish an Automatic Investment account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the account application or send a subsequent written request with an appropriate SIGNATURE GUARANTEE.

  You may change the amount of purchase or cancel this feature at any time by mailing written notification to The Commerce Funds at the address set forth in "How Can I Contact The Commerce Funds?" on page 31.

  Notification will be effective three Business Days following receipt. The Commerce Funds may modify or terminate this feature at any time or charge a service fee, although no such fee is currently contemplated.

        CAN I EXCHANGE MY INVESTMENT FROM ONE COMMERCE FUND TO ANOTHER?

  As a shareowner, you have the privilege of exchanging your Service Shares for Service Shares of another Fund of The Commerce Funds that offers Service Shares. Exchanges may also be made to or from the National Tax-Free Bond Fund, the Missouri Tax-Free Bond Fund and the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio. NO ADDITIONAL SALES CHARGE IS IMPOSED WHEN EXCHANGING SERVICE SHARES OF A FUND FOR SERVICE SHARES OF ANOTHER FUND OFFERED BY THE COMMERCE FUNDS.

  You can exchange Service Shares of one Fund for Service Shares in another Fund within The Commerce Funds family that may be legally sold in your state of residence by writing or calling The Commerce Funds as described under "How To Sell Service Shares" on page 38. The Exchange Privilege is automatic for all shareowners unless declined on an account application. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is made. See the section below regarding telephone transactions for a description of The Commerce Funds' policy regarding responsibility for telephone instructions. Shares purchased by check may not be exchanged until the check has cleared.

  Fund shares being exchanged are subject to the minimum initial and subsequent investment requirements as described on page 31. Before using this feature, you should consider carefully the investment objective, policies, risks and expenses of the acquired Fund, as described in such Fund's prospectus. You can request a current Prospectus from your investment representative or by contacting The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 31.

  In addition to free automatic exchanges pursuant to the Automatic Exchange feature discussed below, five free exchanges are permitted in each twelve-month period. Additional exchanges may be subject to a $5 exchange fee.

  The Commerce Funds reserve the right to reject any exchange request, and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the Exchange Privilege will be given to shareowners except where notice is not required under the regulations of the SEC.

  An exchange may result in a taxable gain or loss. Any sales charge paid on the original purchase cannot be taken into account in determining such gain or loss if the exchange occurs within ninety (90) days after the original purchase of shares and no sales charge is imposed on such exchange.

                   CAN I HAVE EXCHANGES MADE AUTOMATICALLY?

  You may request on your account application that a specified dollar amount of Service Shares at net asset value be automatically exchanged for Service Shares of any other Fund of The Commerce Funds that offers Service Shares. No sales charge is imposed on exchanges. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: The minimum dollar amount for automatic exchanges must be at least $250 per month. In addition, the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement. The names, addresses and taxpayer identification number for the shareowner accounts of the exchanged and acquired Funds must be identical. You should consider the investment objective, policies, risks and expenses of the acquired Fund, as described in such Fund's prospectus, before establishing an automatic exchange into that Fund.

          CAN I REINVEST DIVIDENDS FROM ONE COMMERCE FUND IN ANOTHER?

  YOU MAY ELECT TO HAVE YOUR DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR BOTH RECEIVED FROM A NON-RETIREMENT FUND ACCOUNT AUTOMATICALLY INVESTED IN ADDITIONAL SERVICE SHARES OF ANY OTHER INVESTMENT PORTFOLIO OF THE COMMERCE FUNDS THAT OFFERS SERVICE SHARES IN WHICH YOU CURRENTLY MAINTAIN AN OPEN NON-RETIREMENT ACCOUNT. To participate in this program, check the appropriate box and supply the necessary information on the account application or in a subsequent written request.

  Dividend reinvestments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

  The distribution must exceed $50 in order to use this feature. You should consider carefully the investment objective, policies and applicable fees of the acquired Fund before using this feature.

              HOW DO I OBTAIN OTHER INFORMATION ABOUT MY ACCOUNT?

  Contact The Commerce Funds Shareowner Services or your investment representative for account information such as current balance, account transactions, distributions, and other applicable information.

                     CAN I MAKE TRANSACTIONS BY TELEPHONE?

  YOU MAY AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO MAKE ADDITIONAL INVESTMENTS IN OR REDEEM SHARES FROM AN ESTABLISHED ACCOUNT IF THIS FEATURE WAS SELECTED ON THE ACCOUNT APPLICATION OR IN A SUBSEQUENT WRITTEN REQUEST. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY TO OR FROM YOUR CHECKING OR MONEY MARKET ACCOUNT AND YOUR FUND ACCOUNT BY CALLING THE COMMERCE FUNDS SHAREOWNER SERVICES AT THE TELEPHONE NUMBER SET FORTH IN "HOW CAN I CONTACT THE COMMERCE FUNDS?" ON PAGE 31.

  Telephone purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Proceeds from sales of Service Shares will be deposited into your Commerce checking or money market account generally two business days after the redemption request is received. You may also request receipt of your redemption proceeds by check, which will only be sent to the registered owner of your account and only to the address of record. If you should experience difficulty in redeeming shares by telephone (e.g., because of unusual market activity), you are urged to consider redeeming your Service Shares by mail or in person.

  You should note that the Transfer Agent may act upon a telephone purchase or redemption request from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which the account is registered, the account number, recent transactions in the account, or the account holder's tax identification number, address or bank). To the extent that The Commerce Funds fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  The Commerce Funds may modify this feature at any time or charge a service fee upon notice to shareowners. No such fee is currently contemplated.

                     CAN I ARRANGE AUTOMATIC WITHDRAWALS?

  IF YOU ARE A SHAREOWNER WITH AN ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $100 OR MORE FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL FEATURE.

  At your option, monthly withdrawals may be made on either the first or fifteenth day of the month and quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the month(s) selected. To participate in this feature, check the appropriate box and supply the necessary information on the account application or in a subsequent written request. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge imposed on the Funds. This feature may be suspended should the value of your account fall below $500.

                      THE BUSINESS OF THE COMMERCE FUNDS

                               BOARD OF TRUSTEES

  The business affairs of The Commerce Funds are managed under the general supervision of the Board of Trustees. Information about the Trustees and officers of The Commerce Funds is included in the Statement of Additional Information.

                               SERVICE PROVIDERS

                               ----------------

                              INVESTMENT ADVISOR
                      COMMERCE BANK, N.A. (ST. LOUIS) AND
                       COMMERCE BANK, N.A. (KANSAS CITY)
                                (THE "ADVISOR")

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as Advisor for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio.

                                  SUB-ADVISOR
                    ROWE PRICE-FLEMING INTERNATIONAL, INC.
                    ("PRICE-FLEMING" OR THE "SUB-ADVISOR")

  Price-Fleming serves as Sub-Advisor to the International Equity Fund. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

                                 ADMINISTRATOR
                        GOLDMAN SACHS ASSET MANAGEMENT
                        ("GSAM" OR THE "ADMINISTRATOR")

  GSAM serves as Administrator of each of the Funds. GSAM is located at One New York Plaza, New York, New York 10004.

                                  DISTRIBUTOR
                             GOLDMAN, SACHS & CO.
                       ("GOLDMAN" OR THE "DISTRIBUTOR")

  Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman, is located at 85 Broad Street, New York, New York 10004.

                                TRANSFER AGENT
                      STATE STREET BANK AND TRUST COMPANY
                            (THE "TRANSFER AGENT")

  State Street Bank and Trust Company ("State Street Bank") has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"), which maintains the account records of all shareowners in the Funds and administers the distribution of income earned as a result of investing in the Funds. State Street Bank is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 1004 Baltimore Street, Kansas City, Missouri 64105.

                                   CUSTODIAN
                      STATE STREET BANK AND TRUST COMPANY
                               (THE "CUSTODIAN")

  State Street Bank and Trust Company also serves as the Custodian of each of the Funds.

MORE ABOUT THE ADVISOR

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City), each a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company, serve as the investment advisor to each Fund. Commerce Bank, N.A. (St. Louis) is located at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and Commerce Bank, N.A. (Kansas City) is located at 922 Walnut Street, Kansas City, Missouri 64106. Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City), each (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 1996, the Advisor provided investment management and advisory services for assets aggregating approximately $5.4 billion. As of the same date, Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City) and their affiliates had in the aggregate $6.5 billion in assets under management.

  In the Advisory Agreement with The Commerce Funds, the Advisor has agreed to manage each Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund's securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive a fee calculated as a percentage of the Funds' average daily net assets as stated below:

                                                                       STATED
                                                                     ANNUAL RATE
                                                                     -----------
Short-Term Government Fund..........................................    0.50%
Bond Fund...........................................................    0.50%
Balanced Fund.......................................................    1.00%
Growth Fund.........................................................    0.75%
Growth and Income Fund..............................................    0.75%
MidCap Fund.........................................................    0.75%
International Equity Fund...........................................    1.50%

  The Advisor may agree to voluntarily waive its fees in whole or in part with respect to any particular Fund. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees otherwise payable by the Short-Term Government and Balanced Funds during the current fiscal year so that the advisory fees payable by such Funds will not exceed 0.30% and 0.75% of the average daily net assets of each respective Fund. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees otherwise payable by the International Equity Fund during the current fiscal year so that advisory fees payable by the Fund will not exceed an annual rate of 0.90% of the first $20 million of average daily net assets, 0.75% of the next $30 million of average daily net assets and 0.65% of average daily net assets over $50 million. However, should total fund expenses of the International Equity Fund fall below 1.97% of average daily net assets, the Advisor will reduce its waiver of investment advisory fees by the difference between the actual total fund operating expenses and 1.97%. For the fiscal year ended October 31, 1996, the Advisor received advisory fees (after fee waivers) at the following effective annual rates:

Short-Term Government Fund................................................  .30%
Bond Fund.................................................................  .50%
Balanced Fund.............................................................  .75%
Growth and Income Fund (a)................................................ n/a
Growth Fund...............................................................  .75%
MidCap Fund...............................................................  .75%
International Equity Fund.................................................  .83%

--------
(a) Fund not operational as of October 31, 1996.

  Scott M. Colbert, CFA and Vice President, is the person primarily responsible for the day-to-day management of the Short-Term Government and Bond Funds. Mr. Colbert joined the Investment Management Group of Commerce Bank, N.A. (St. Louis) in 1993. He served as a portfolio manager for Armco Investment Management, Inc. from 1987-1993, managing fixed-income investments for employee benefit, insurance and endowment funds.

  John Bartlett, CFA and Vice President and Senior Portfolio Manager, is the person primarily responsible for the day-to-day management of the Growth and Income Fund's investments. Mr. Bartlett joined Commerce Bank, N.A. (St. Louis) in 1991. Prior to that time, Mr. Bartlett was Institutional Portfolio Manager and Vice President of Boatmens' Trust Company in St. Louis, Missouri.

  Joseph C. Williams III, CFA and Vice President, is the person primarily responsible for the day-to-day management of the Growth Fund's investments. Mr. Williams joined Commerce Bank, N.A. (Kansas City) in 1975 and became a member of its Investment Management Group in 1977.

  Joseph C. Williams III and Scott M. Colbert are the persons primarily responsible for the day-to-day management of the equity and fixed-income portions, respectively, of the Balanced Fund's investments.

  Paul D. Cox, CFA, CIC and Vice President, is the person primarily responsible for the day-to-day management of the MidCap Fund. Mr. Cox joined the Investment Management Group of Commerce Bank, N.A. (St. Louis) in 1989. Mr. Cox came to Commerce Bank from Robert Murray Partners, Inc. where he was a securities analyst and portfolio manager.

  The Advisory Agreement authorizes the Advisor to engage a sub-advisor to assist it in the performance of its services. Pursuant to such authorization, the Advisor has appointed Rowe Price-Fleming International, Inc. as Sub-Advisor to the International Equity Fund.

MORE ABOUT ROWE PRICE-FLEMING INTERNATIONAL, INC.

  Price-Fleming, as sub-advisor, manages the investment assets of the International Equity Fund. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings").

  T. Rowe Price was incorporated in Maryland in 1947 as successor of the investment counseling business founded by the late Thomas Rowe Price, Jr. in 1937. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Johannesburg, Bangkok, Bombay, Jakarta, Singapore, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, and Taipei. As of December 31, 1996, T. Rowe Price and its affiliates managed more than $95 billion of assets and Flemings managed the U.S. equivalent of approximately $25 billion of assets.

  The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  The International Equity Fund is managed by an investment advisory group that has day-to-day responsibility for managing the International Equity Fund and developing and executing the Fund's investment program. The Fund's advisory group is composed of the following members: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark J. T. Edwards, John R. Ford, James B. M. Seddon, Benedict R. F. Thomas and David J. L. Warren.

  Martin Wade joined Price-Fleming in 1979 and has 28 years of experience with Fleming Group (Fleming Group includes Flemings and/or Jardine Fleming) in research, client service and investment management. Peter Askew joined Price-Fleming in 1988 and has 22 years of experience managing multicurrency fixed income portfolios.

  Christopher Alderson joined Price-Fleming in 1988 and has ten years of experience with the Fleming Group in research and portfolio management. Mark Edwards joined Price-Fleming in 1986 and has 16 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 17 years of experience with Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has eight years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 17 years of experience in equity research, fixed income research and portfolio management.

  The Board of Trustees of The Commerce Funds has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of the Fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the Fund.

  For the services provided and expenses assumed under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a monthly management fee at an annual rate of 0.75% of the first $20 million of the Fund's average daily net assets; 0.60% of the next $30 million of average daily net assets; and 0.50% of average daily net assets above $50 million. For the fiscal year ended October 31, 1996, Price-Fleming received advisory fees at the effective annual rate of 0.68% of the International Equity Fund's average daily net assets.

MORE ABOUT THE ADMINISTRATOR

  Goldman Sachs Asset Management is the Administrator for the Funds. GSAM is a separate operating division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds' Custodian, Transfer Agent, Advisor and any Sub-Advisor), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 1996, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund (except the Growth and Income Fund, which was not operational during the fiscal year).

                               DISTRIBUTION PLAN

  Under the Distribution Plan, the Funds may pay the Distributor for distribution expenses primarily intended to result in the sale of a Fund's Service Shares. Such distribution expenses include expenses incurred in connection with advertising and marketing a Fund's Service Shares; payments to securities dealers, brokers, financial institutions or other industry professionals such as investment advisors, accountants and estate planning firms ("Distribution Organizations") for assistance in connection with the distribution of Service Shares; and expenses incurred in connection with preparing, printing and distributing prospectuses for the Fund (except those used for regulatory purposes, for solicitation or distribution to existing or Institutional shareholders, or for distribution to existing Service shareholders of the Fund, and in implementing and operating the Distribution
Plan).

  Under the Distribution Plan, payments by the Fund for distribution expenses may not exceed 0.25% (annualized), of the average daily net assets of a Fund's Service Shares. This amount may be reduced pursuant to undertakings by the Distributor. If the fee received by the Distributor exceeds its expenses, the Distributor may realize a profit from these arrangements. The Plan will be reviewed and is subject to approval annually by the Board of Trustees. The aggregate compensation that may be received under the Plan for distribution services, together with sales charges paid by shareowners, may not exceed the limitations imposed by the Rules of Fair Practice of the NASD. Payments for distribution expenses under the Distribution Plan are subject to Rule 12b-1 under the 1940 Act. During the fiscal year ended October 31, 1996, no Service Shares were offered by the Trust.

                   SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

  Under the Administrative Services Plan, the Funds may enter into agreements ("Servicing Agreements") with securities dealers, financial institutions and other industry professionals ("Service Organizations") that are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Service Shares of the Funds. Such Servicing Agreements shall require the Servicing Organizations to provide support services to their clients who beneficially own Shares in one or more of the Funds in consideration for a fee, computed daily and paid monthly in the manner set forth in the Servicing Agreements, at the annual rate of up to 0.25% of the average daily net asset value of Service Shares of the Funds beneficially owned by such clients. Administrative support services expenses under the Shareholder Administrative Services Plan include, but are not limited to, expenses incurred in connection with shareholder services provided by the Distributor and payments to Service Organizations for the provision of support services with respect to the beneficial owners of Service Shares, such as assisting clients in processing exchange and redemption requests and in changing dividend options and account descriptions; responding to client inquiries concerning their investments; establishing and maintaining accounts and records relating to their clients who invest in Service Shares, providing information to the Funds necessary for accounting or sub-accounting, and providing statements periodically to clients showing their position in Service Shares.

  For the fiscal year ended October 31, 1996, the Trust on behalf of Institutional Shares of the Short-Term Government Fund, Bond Fund, Balanced Fund, Growth Fund, MidCap Fund and International Equity Fund paid fees at the annual rates of .02%, .01%, .01%, .02%, .01% and .01%, respectively, of each Fund's average daily net assets attributable to Institutional Shares of the Funds, to Service Organizations. For the fiscal year ended October 31, 1996, no fees were paid on behalf of Institutional Shares of the Growth and Income Fund to Service Organizations.

                                   EXPENSES

  Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service providers bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations.

  As stated in the "Summary of Expenses," the Advisor intends to voluntarily waive a portion of the advisory fees and/or reimburse expenses for the Short-Term Government, Bond, Balanced, Growth and Income, Growth and International Equity Funds during the current fiscal year. The result of such fee waivers and expense reimbursements, which may be reduced or discontinued at any time, will be to increase the performance of such Funds during the periods for which they are made.

                                TAX INFORMATION

     AS WITH ANY INVESTMENT YOU SHOULD CONSIDER THE TAX IMPLICATIONS OF AN
                           INVESTMENT IN A FUND. YOU
    SHOULD CONSULT YOUR TAX ADVISOR WITH SPECIFIC REFERENCE TO YOUR OWN TAX
                                  SITUATION.

  The following is only a short summary of the important tax considerations generally affecting the Funds and their shareowners. Each Fund will send written notices to shareowners annually regarding the tax status of distributions made by the Fund. You should save your regular account statements because they contain information you will need to calculate your capital gains or losses upon your sale or exchange of shares in a Fund.

  Federal Taxes. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), with the result that to the extent a Fund's earnings are distributed to shareowners as required by the Code, the Fund itself generally is not required to pay federal income taxes.

  To satisfy various requirements in the Code, each Fund expects to distribute virtually all its net income each year. Dividends derived from Fund income other than net capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) will be taxable to you as ordinary income, whether the dividends are paid in cash or reinvested in Fund shares.

  Dividends derived from Fund net capital gains ("capital gain dividends") will be taxable to you as a long-term capital gain regardless of how long you hold Fund shares, whether such gains were recognized by the Fund before you acquired shares of the Fund, and whether the capital gain dividends are paid in cash or reinvested in Fund shares.

  If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

  Any dividends declared in October, November or December with a record date before the end of the year will be deemed for tax purposes to have been paid by the Fund and received by you in that year, so long as the dividends are actually paid on or before January 31 of the following year.

  You will recognize a taxable capital gain or loss when redeeming or exchanging your shares (or in using the Automatic Withdrawal feature to direct reinvestments), to the extent of any difference between the price at which the shares are sold or exchanged and the price or prices at which the shares were originally purchased for cash or under the dividend reinvestment plan. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

  Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other income taxes. The International Equity Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it as paid by its shareowners. Should the Fund make that election, a pro rata portion of such foreign taxes paid by the Fund will constitute income to you (in addition to taxable dividends actually received by you), and you may be entitled to claim an offsetting tax credit or itemized deduction for that amount of foreign taxes.

  Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends paid to any investor (i) who has provided an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed to certify to the Fund, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

  Other State and Local Taxes. You should consult your tax advisor regarding state and local tax consequences which may differ from the federal tax consequences described above.

                          HOW PERFORMANCE IS MEASURED

  A FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD AS DISCUSSED BELOW. PERFORMANCE INFORMATION
                                      IS
          HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

  From time to time, each Fund's total return, aggregate total return and yield may be quoted in advertisements. The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., as well as to indices such as the Dow Jones Industrial Average, various indices of Standard & Poor's, Lipper, Merrill Lynch, Salomon Brothers, Lehman Brothers, Wilshire, Morgan Stanley and the Consumer Price Index. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, Morningstar, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

  Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareowners for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by The Commerce Funds directly to its customers in connection with investments in the Funds will not be included in the Funds' calculations of performance data. The methods used to compute the Fund's yield and total return are described in more detail in the Statement of Additional information.

  The Funds calculate their total return on an "average annual total return" basis for various periods from the date a Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect the sales charge imposed by the Funds and changes in the price of a Fund's shares and assume that dividend and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations. The Funds may also advertise quotations of total return that do not reflect the sales charge imposed on the purchase of Fund shares. Quotations which do not reflect sales charges will, of course, be higher than quotations which do reflect sales charges.

  The yield of the Short-Term Government and Bond Funds are computed based on the Fund's net income during a specified 30-day period. More specifically, a Fund's yield is computed by dividing its per share net income during the relevant period by the per share maximum public offering price on the last day of the period and annualizing the result on a semi-annual basis.

  Each Fund's total return and yield will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return and yield calculations with respect to each class of shares for the same period will differ.

                               OTHER INFORMATION

                THE COMMERCE FUNDS IS A DELAWARE BUSINESS TRUST
                    THAT WAS ORGANIZED ON FEBRUARY 7, 1994.

ABOUT THE COMMERCE FUNDS

  THE COMMERCE FUNDS' TRUST INSTRUMENT AUTHORIZES THE BOARD OF TRUSTEES TO ISSUE AN UNLIMITED NUMBER OF FULL AND FRACTIONAL SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, OF ONE OR MORE SERIES OF SHARES (OR CLASSES THEREOF) AS THE TRUSTEES MAY FROM TIME TO TIME CREATE AND ESTABLISH. PURSUANT TO SUCH AUTHORITY, THE BOARD OF TRUSTEES HAS AUTHORIZED THE ISSUANCE OF AN UNLIMITED NUMBER OF SHARES IN EACH SERIES, REPRESENTING INTERESTS IN NINE DIFFERENT FUNDS: THE SHORT-TERM GOVERNMENT, BOND, BALANCED, GROWTH AND INCOME, GROWTH, MIDCAP, INTERNATIONAL EQUITY, NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS. EACH OF THE FOREGOING FUNDS, EXCEPT THE NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS, OFFERS TWO CLASSES OF SHARES:
INSTITUTIONAL SHARES AND SERVICE SHARES. THE NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS OFFER ONLY ONE CLASS OF SHARES. FOR INFORMATION REGARDING THE FUNDS' INSTITUTIONAL SHARES AND THE NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS, WHICH ARE OFFERED IN SEPARATE PROSPECTUSES, CONTACT THE COMMERCE FUNDS AT 1-800-305-2140.

  Shares of each class of a Fund bear their pro rata portion of all operating expenses paid by the Fund except that Service Shares bear the payments made under the Distribution Plan and Shareholder Administrative Services Plan applicable only to Service Shares at annual rates not to exceed 0.25% and 0.25%, respectively, of the average daily net asset value of Service Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap, and International Equity Funds, and that Institutional Shares bear the payments made under the Shareholder Administrative Services Plan applicable only to Institutional Shares, at an annual rate not to exceed 0.25% of average daily net assets of Institutional Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds. Institutional Shares are offered in separate prospectuses, primarily to investors maintaining qualified accounts in the trust departments of affiliates and correspondent banks of Commerce Bancshares, Inc., to participants in employer-sponsored defined contribution plans administered by Commerce Bancshares, Inc. and to shareholders who have existing accounts in Institutional Shares on the date of this Prospectus. Service Shares are offered primarily to retail investors. The differences in expenses paid by the respective classes will affect their performance.

  Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in this Prospectus will be fully paid and non-assessable.

  Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

VOTING RIGHTS

  SHAREOWNERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, except when required by the 1940 Act or when the Board of Trustees has determined a matter effects the interests of more than one series, all shares shall be voted separately by individual series. The Board of Trustees may also determine that a matter affects only the interests of one or more classes of a series in which case any such matter shall be voted on by such class or classes.

  The Commerce Funds does not presently intend to hold annual meetings of shareowners to elect Trustees or for other business. Shareowner meetings will be held when required by the 1940 Act or other applicable law.

  Under certain circumstances, shareowners have the right to call a shareowner meeting. Such meetings will be held when requested by the shareowners of 10% or more of The Commerce Funds' outstanding shares of beneficial interest. The Commerce Funds will assist in shareowner communications in such matters to the extent required by law and The Commerce Funds' undertaking with the Securities and Exchange Commission. Voting rights are not cumulative, and accordingly the owners of more than 50% of the aggregate shares of The Commerce Funds may elect all of the Trustees irrespective of the vote of the other shareowners.

  As of February 7, 1997, the Advisor and their affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to 90%, 86%, 77%, 79%, 83% and 92% of the outstanding shares of the Short-Term Government, Bond, Balanced, Growth, MidCap and International Equity Funds, respectively, and therefore may be deemed to be a controlling person of The Commerce Funds for purposes of the 1940 Act.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of The Commerce Funds or of a particular Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of The Commerce Funds or such Fund, or (b) 67% or more of the shares of The Commerce Funds or such Fund present at a meeting if more than 50% of the outstanding shares of The Commerce Funds or such Fund are represented at a meeting in person or by proxy.

SHAREOWNER REPORTS

  Shareowners of record will be provided each year with a semi-annual report showing each Fund's investments and other information as of April 30 and, after the close of The Commerce Funds' fiscal year on October 31, with an annual report containing audited financial statements.

INQUIRIES

  We welcome any inquiries you may have regarding The Commerce Funds. Please consult your investment representative or call our toll-free service and information number indicated on page 31.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMMERCE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMMERCE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Not to be used for Individual Retirement Accounts-- For an IRA application, call Shareowner Services at 1-800-305-2140 or call the Transfer Agent at 1-800-995-6365
                                        Account # ______________________________
                                        Order # ________________________________


ACCOUNT APPLICATION FORM                [LOGO OF COMMERCE FUNDS(TM)]
--------------------------------------------------------------------------------
THIS ACCOUNT           The Commerce Funds c/o Shareowner Services P.O. Box
APPLICATION FORM       16931 St. Louis, MO 63105
SHOULD BE FORWARDED    For additional information call 1-800-305-2140
PROMPTLY TO:
                                                                Date: __________
--------------------------------------------------------------------------------
1. ACCOUNT             Please Print
   REGISTRATION
                       INDIVIDUAL

                       ---------------------------------------------------------
                       First Name    Initial    Last Name            (Birthdate)

                                                                 --------------
                                                                 SS# or Tax ID#

                       JOINT TENANTS
                       The account will be registered as "Joint Tenants with Right of Survivorship" unless otherwise specified.

                       ---------------------------------------------------------
                       First Name    Initial    Last Name            (Birthdate)

                                                                  --------------
                                                                  SS# or Tax ID#


                       ---------------------------------------------------------
                       First Name    Initial    Last Name            (Birthdate)

                                                                  --------------
                                                                  SS# or Tax ID#

                       TRANSFER ON DEATH

                       ------------------------   ------------   --------------
                       Name                       Date of Birth  SS#

                       GIFT TO MINORS

                       --------------------------------------------------------

                       Custodian's Name (Only one can be named)

                       ----------------------------------------  --------------
                       Minor's Name (Only one)                   SS#

                       Under the ___ (State of Residence) Uniform Gift to Minors Act


ADDITIONAL DOCUMENTATION
MAY BE REQUIRED
                       CORPORATION, TRUST, OR OTHER ENTITY

                       ----------------------------------------  --------------
                       Name of Corporation, Trust or other          Tax ID#
                       Non-Person Entity

                       --------------------------------------------------------
                       Attention

                       --------------------------------------------------------
                       Date of Trust Instrument:Name of Beneficiary (If to be included in the registration)

                       --------------------------------------------------------
                       Name(s) of Trustee(s) (If to be included in the registration)

--------------------------------------------------------------------------------
2. MAILING ADDRESS                                           (  )
                       ------------------------------------  ------------------
                       Street                                Daytime Phone

                       --------------------------------------------------------
                       City             State            Zip Code

--------------------------------------------------------------------------------
3. TO PURCHASE SERVICE SHARES
                       Check appropriate boxes:




  $1000 MINIMUM PER    [_]Short Term     $_______   [_]Growth and  $_______
  FUND ($250 MINIMUM   Government         Amount    Income          Amount
  FOR SUBSEQUENT         #336                         #
  INVESTMENTS)         [_]Bond           $_______   [_]MidCap      $_______
                         #333             Amount      #339          Amount
                       [_]Balanced       $_______   [_]International$_______
                         #338             Amount       Equity        Amount
                       [_]Growth         $_______      #340
                         #337             Amount
                       [_]A check (payable to "The Commerce Funds") for $___ is enclosed.
                       [_] I/we certify that I/we am/are an entity exempt from
                           the sales charge according to the "How To Buy Shares"
                           section in the Prospectus and I/we am/are, therefore, entitled to purchase Fund shares at net asset value. By checking this box, the undersigned agrees that I/we will notify Commerce Funds Shareowner Services at or prior to purchase if I/we am/are no longer in one of the categories of eligible investors.

                         Reason for exemption ________________________________.
--------------------------------------------------------------------------------
4. DIVIDEND AND        See "Dividend and Distribution Policies" in the
   DISTRIBUTION        Prospectus
   OPTIONS             Choose how you wish to receive dividends. If no boxes
                         are checked, Option A will be assigned.

                       A. [_] Reinvest all dividends and capital gains.
                       B. [_] Receive dividends in cash and reinvest capital
                              gains (Complete cash dividend section below.)
                       C. [_] Receive all dividends and capital gains in cash
                              (Complete cash dividend section below.)
                       D. [_] All dividends and capital gains reinvested in
                              another Commerce Fund account. (See Prospectus regarding limitations on this privilege.)

                       Fund Name _________________  Account Number ____________
                       Please send cash dividends to:
                       [_] Account registration address.     [_] Deposit to bank
                                                                (attach voided
                                                                 check/deposit
                                                                 slip)

                       [_] Check to special payee as follows: (SIGNATURE
                           GUARANTEE required. See Section 13 of this Form.)
                       Name of Payee ________________  Account No. (if
                                                         applicable) __________

                       Street Address _________________________________________

                       City _____________________________ State ____ Zip ______

--------------------------------------------------------------------------------
5. RIGHT OF ACCUMULATION
                       See "How To Buy Service Shares" in the Prospectus

                       Cumulative quantity discounts are applicable if a shareowner's current value of existing shares of a Fund alone or in combination with shares of any other Fund described in the Prospectus on which a sales charge was paid, total the requisite amount for receiving a discount ($100,000 minimum) as described in the accompanying Prospectus. Below are listed all the accounts (account name, Fund and number) which should be aggregated for a right of accumulation.

                       Name _____________ Name _____________ Name _____________
                       Fund _____________ Fund _____________ Fund _____________
                       Acct No. _________ Acct No. _________ Acct No. _________

--------------------------------------------------------------------------------
6. LETTER OF INTENT    See "How To Buy Service Shares" in the Prospectus

                       Although not obligated to do so, it is the undersigned's intention to invest, over a 13-month period from this date, in Service Shares of a Fund alone or in combination with shares of any other Fund, on which a sales charge was paid, described in the Prospectus which qualify for a quantity discount as described in the accompanying Prospectus, in an amount that will equal or exceed:
                        [_] $100,000 [_] $250,000 [_] $500,000 [_] $1,000,000
                       I/we agree to the Letter of Intent and Escrow Agreement described in the accompanying Prospectus under "How to Buy Shares--Letter of Intent" and incorporated by reference herein.

--------------------------------------------------------------------------------
7. AUTOMATIC INVESTMENT PLAN

                       See "What is Dollar Cost Averaging and How Can I
                         Implement It?" in the Prospectus

                       Beginning on the day of these months: J F M A M J J A S O N D (circle all months that apply), I/We authorize State Street Bank (the custodian for a Fund) to debit the amount requested below from my/our bank account for investment in a Fund. I/We understand that my/our participation in the Automatic Investment Plan is subject to the terms and conditions of such plan as amended from time to time.

                       --------------------------------------------------------
                       Amount of each monthly investment (minimum $75/Quarter)


                                                                   ------------
                                                                   Name of Fund


                       --------------------------------------------------------
                       Amount of each monthly investment (minimum $75/Quarter)


                                                                   ------------
                                                                   Name of Fund

                       --------------------------------------------------------
                       Authorized Signature (as shown on bank records)

                       --------------------------------------------------------
                       Authorized Signature (if joint bank account both sign)

--------------------------------------------------------------------------------

8. FOR TELEPHONE       See "How To Buy Service Shares" or "How To Sell Service
   PURCHASE/REDEMPTION,  Shares" in the Prospectus
   THIS SECTION MUST
   BE COMPLETED

                       [_] The Commerce Funds and its agent is hereby authorized
                           to honor telephone, telegraphic, or other instructions, without SIGNATURE GUARANTEE, from any person for the redemption of shares for the above account, without an obligation on behalf of The Commerce Funds or its agent, to verify that such person is the shareowner of record or authorized to give purchase/redemption instructions, provided proceeds are sent by federal wire (minimum $1,000) or electronic funds transfer to/from the bank account indicated on your voided check or deposit slip or mailed to the account registration address. Neither a Fund nor its agent shall be liable for telephone purchases or redemptions or for payments made to any unauthorized account for instructions reasonably believed to be genuine. The Commerce Funds will employ reasonable procedures to confirm that such instructions given are genuine.

--------------------------------------------------------------------------------

9. TELEPHONE EXCHANGE  See "Can I Exchange My Investment From One Commerce
                         Fund To Another?" in the Prospectus

                       Exchange Privilege (you will have this privilege unless
                         declined)

                       [_] I/We DO NOT wish to authorize telephone exchanges.

--------------------------------------------------------------------------------

10. AUTOMATIC EXCHANGES (ATTACH VOIDED CHECK OR DEPOSIT SLIP)
                       See "Can I Have Exchanges Made Automatically?" in the Prospectus

                       The originating Fund's balance must be at least $1,000 after the exchange and the receiving Fund's minimum investment must be met. Exchanges will take place each month after such exchanges commence until terminated.

                       I/We hereby authorize automatic exchanges of $___ (exact dollars--$250 minimum) into my/our identically registered account:

                       Exchange  ___________________________________ (Name of
                       from                                          Fund)
                           to    ___________________________________ (Name of
                       Account No. (if known) ______________________ Fund)
                       Please make exchanges on the    day beginning the month
                       of             .
                       --------------------------    --------------------------
                       Bank Name                     Account Number
                       --------------------------------------------------------
                       Bank Street Address          City        State      Zip
                       Code
                       --------------------------    --------------------------
                       ABA Routing Number            Name on Account

--------------------------------------------------------------------------------
                       [_] Check the box if you would like duplicate
11. DUPLICATE MAILINGS     confirmations/statements sent to another address:

                         --------------------------------------------------
                         Name
                         --------------------------------------------------
                         Street Address          City       State     Zip

-------------------------------------------------------------------------------
12. AUTOMATIC WITHDRAWAL PLAN

                       Minimum account balance must be $5,000. Withdrawal minimum is $100.

                       Check One: [_] Monthly [_] Quarterly [_] Semi-Annual [_] Annual

                       Please make payments via (check one) [_] check [_] ACH (Bank must be ACH affiliated. Attach voided check). Payments made via check are withdrawn from your account on or about the 1st or 15th of a month for monthly withdrawals or the 15th of the month for quarterly/semi-annual/annual withdrawals. (I understand that I may change the date of redemption, via ACH, or the amount at any time in writing to the Fund at the address stated above.)

                       If withdrawal payments are to be made via ACH (attach voided check/deposit slip)
                       Please withdraw $        from my account on the
                       of the month.

                       Complete this section ONLY if check is to be made payable to person(s) other than the registered owner. SIGNATURE GUARANTEE required. (See Section 13 of this Form.)
                       --------------------------------------------------------
                       Name of check recipient      Address      CityStateZip

-------------------------------------------------------------------------------
13. TAXPAYER ID CERTIFICATION AND SIGNATUREAUTHORIZATION
                       1) The number shown on this Account Application Form is my/our correct Taxpayer Identification number, and 2) I/we am/are not subject to backup withholding because
                       (a) I/we am/are exempt from backup withholding, or (b) I/we have not been notified by the Internal Revenue Service (IRS) that I/we am/are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me/us that I/we am/are no longer subject to backup withholding.

                       You must cross out item (2) above if you have been notified by the IRS that you are currently subject to federal backup withholding because of under reporting interest or dividends on your federal tax return or if you have not been notified by the IRS that you are no longer subject to backup withholding.

                       I/we further certify that I/we am/are neither a citizen nor a resident of the United States for the purpose of the Internal Revenue Code. I/we am/are a resident of ___

                       NOTE: FAILURE TO COMPLETE THIS SECTION MAY RESULT IN
                       BACKUP WITHHOLDING     OF 31% OF ANY PAYMENTS MADE TO
                       YOU.

                       By checking only the appropriate box and signing below, I/we certify under penalties of perjury that:
                         [_] I/we do not have a taxpayer identification
                           number, but I/we have applied for or intend to apply for one. I/we understand that the required 31% withholding may apply before I/we provide such number and certifications, which should be provided within 60 days.
                       or [_] I/we am/are an exempt recipient.
                       or [_] I/we am/are neither a citizen nor a resident of
                          the United States for the purpose of the Internal Revenue Code. I/we am/are a resident of ________ .

                       Permanent Foreign Address:______________________________
                       ________________________________________________________
                       ________________________________________________________

                      ---------------------------------------------------------

  SIGNATURE AUTHORIZATION
                       By the execution of this Account Application Form, the undersigned represents and warrants that it has the full right, power and authority to make the investment applied for pursuant to this Form and is acting for itself or in some fiduciary capacity in making such investment.

                       THE UNDERSIGNED AFFIRMS THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS FOR THE FUND AND HAS REVIEWED THE SAME.

                       Sign Here:
                       --------------------------------------------------------
                       Signature                         Name (print) and Title

                       --------------------------------------------------------
                       Signature                         Name (print) and Title

                       SIGNATURE GUARANTEE REQUIRED ONLY IF A SPECIAL PAYEE/ADDRESS IS DESIGNATED UNDER ITEM #'S 4 AND 12. SEE "HOW TO SELL SHARES" IN THE PROSPECTUS.

                       --------------------------------------------------------
SIGNATURE GUARANTEE    SIGNATURE GUARANTEE (IF REQUIRED)

-------------------------------------------------------------------------------
14. FOR DEALER ONLY    Investment dealer's signature is required for Automatic
                       Withdrawal Plan or Letter of Intent. If an Automatic
                       Withdrawal Plan is being opened, we believe that the
                       amount to be withdrawn is reasonable in light of the
                       investor's circumstances and we recommend establishment
                       of the account.
                       --------------------------------------------------------
                       Branch Office Location Branch Number/Branch Phone
                       --------------------------------------------------------
                       Reg. Rep. NumberReg. Rep.'s Name
                       --------------------------------------------------------
                       Authorized Signature State  Zip


THE COMMERCE FUNDS DISCLOSURE STATEMENT (YOU MUST SIGN)

The account owner acknowledges that the account owner has read this disclosure statement and has been told and understands that:

 . shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City), their parent company or its affiliates, or any other bank

 . are not federally insured or guaranteed by the U.S. Government, Federal
  Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency

 . investment in the Funds involves investment risks, including possible loss of the principal amount invested

 . Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as the investment advisor to the Funds and receive compensation for such services as disclosed in the current prospectus

 . sales charges may apply.

Dated: _________________                             --------------------------
                                                             Signature

                                                     --------------------------
                                                             Signature

                         [LOGO OF COMMERCE FUNDS(TM)]

                                           Filed pursuant to Rule 497(c) of the
                                           Securities Act of 1933, as amended.

                                                                        33-80966
                                                                        811-8598


                           [LOGO] COMMERCE FUNDS(TM)

                         THE SHORT-TERM GOVERNMENT FUND
                                 THE BOND FUND
                               THE BALANCED FUND
                           THE GROWTH AND INCOME FUND
                                THE GROWTH FUND
                                THE MIDCAP FUND
                         THE INTERNATIONAL EQUITY FUND

                                 March 1, 1997
                              Institutional Shares

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  To authorize the special features described in this prospectus or to obtain additional information about The Commerce Funds, you may:

    . Write to The Commerce Funds at:

     The Commerce Funds
     P.O. Box 16931
     St. Louis, MO 63105; or

    . Call The Commerce Funds transfer agent directly at 1-800-995-6365; or

    . Call The Commerce Funds Shareowner Services at 1-800-305-2140; or

    . Contact a registered investment representative at selected Commerce
      Bank branches; or

    . Contact your plan sponsor or account administrator for specific information regarding your 401(k) or Investment Management Group account.

                              THE COMMERCE FUNDS

  The Commerce Funds is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Commerce Funds currently consists of nine investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. However, this Prospectus relates only to the offering of the Institutional Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds (individually, a "Fund" and collectively, the "Funds"). Each Fund is classified as a diversified investment portfolio under the 1940 Act.

  THE SHORT-TERM GOVERNMENT FUND seeks current income consistent with preservation of principal. The Fund pursues this objective through investment in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  THE BOND FUND seeks total return through current income and, secondarily, capital appreciation. The Fund pursues this objective through investment in a diversified portfolio of investment grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  THE BALANCED FUND seeks total return through a balance of capital appreciation and current income consistent with preservation of capital. The Fund pursues this objective through investment in a diversified portfolio of equity and fixed income securities.

  THE GROWTH AND INCOME FUND seeks both capital appreciation and current income. The Fund pursues these objectives through investment in a diversified portfolio of equity securities of companies which represent excellent value relative to their current price and provide, on average, a current yield in excess of the S&P 500 Stock Index.

  THE GROWTH FUND seeks capital appreciation and secondarily, current income and dividend growth potential. The Fund pursues this objective through investment in a diversified portfolio of equity securities of companies with the potential for above average growth in earnings and dividends.

  THE MIDCAP FUND (formerly the Aggressive Growth Fund) seeks long-term capital appreciation. The Fund pursues this objective through investment in a diversified portfolio of equity securities of companies with medium-sized market capitalizations and the potential for above average earnings growth.

  THE INTERNATIONAL EQUITY FUND seeks total return with an emphasis on growth of capital. The Fund pursues this objective through investment in a diversified portfolio of common stocks of established foreign companies.

  This Prospectus contains information you should know about the Funds before you invest. Please read it carefully and keep it for your future reference. It contains your Shareowner Guide and a description of shareowner features. A Statement of Additional Information (dated March 1, 1997) contains additional information about the Funds. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge by writing to The Commerce Funds at P.O. Box 16931, St. Louis, MO 63105 or by calling 1-800-305-2140.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, COMMERCE BANK, N.A. (ST. LOUIS), COMMERCE BANK, N.A. (KANSAS CITY), THEIR PARENT OR AFFILIATES, AND THE SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MARCH 1, 1997

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as investment advisors to the Funds (together, the "Advisor"). Rowe Price-Fleming International, Inc. serves as sub-investment advisor to the International Equity Fund (the "Sub-Advisor").

  This Prospectus describes the Institutional Shares in each Fund. Institutional Shares are offered primarily to (i) investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Commerce Bancshares, Inc. and its subsidiaries, (ii) participants in employer-sponsored defined contribution plans, (iii) any investor who was a shareholder in The Commerce Funds prior to January 1, 1997 and (iv) employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates.

  The Commerce Funds is also authorized to issue an additional class of shares, Service Shares, in each of the Short-Term Government Fund, Bond Fund, Balanced Fund, Growth and Income Fund, Growth Fund, MidCap Fund and International Equity Fund. Service Shares are offered under a separate prospectus primarily to individuals, corporations or other entities, purchasing either for their own accounts or for the accounts of others, and to qualified banks, savings and loan associations, and broker/dealers on behalf of their customers.

                               TABLE OF CONTENTS

SUMMARY OF EXPENSES.........................................................   4
FINANCIAL HIGHLIGHTS........................................................   6
INVESTMENT OBJECTIVES AND POLICIES..........................................   8
  Short-Term Government Fund................................................   8
  Bond Fund.................................................................   9
  Balanced Fund.............................................................  11
  Growth and Income Fund....................................................  13
  Growth Fund...............................................................  14
  MidCap Fund...............................................................  15
  International Equity Fund.................................................  16
ADDITIONAL RISK CONSIDERATIONS..............................................  18
OTHER INVESTMENT PRACTICES..................................................  19
INVESTMENT RESTRICTIONS.....................................................  30
SHAREOWNER GUIDE............................................................  31
  HOW CAN I CONTACT THE COMMERCE FUNDS?.....................................  31
  HOW TO BUY INSTITUTIONAL SHARES...........................................  31
    What Is The Minimum Investment For Each Fund?...........................  31
    How Are Institutional Shares Priced?....................................  32
    How Do I Buy Institutional Shares?......................................  36
    What Price Will I Receive When I Buy Institutional Shares?..............  37
    What Else Should I Know About Buying Institutional Shares?..............  37
  HOW TO SELL INSTITUTIONAL SHARES..........................................  37
    How Do I Sell My Institutional Shares?..................................  37
    What Price Will I Receive For Institutional Shares I Want To Sell?......  39
    How Quickly Can I Receive Proceeds From A Sale?.........................  39
    What If I Want To Reinvest Sales Proceeds?..............................  40
  DIVIDEND AND DISTRIBUTION POLICIES........................................  40
  SHAREOWNER FEATURES AND PRIVILEGES........................................  41
    Can I Use The Funds In My Retirement Plan?..............................  41
    What Is Dollar Cost Averaging And How Can I Implement It?...............  42
    Can I Exchange My Investment From One Commerce Fund To Another?.........  42
    Can I Have Exchanges Made Automatically?................................  43
    Can I Reinvest Dividends From One Commerce Fund In Another?.............  43
    How Do I Obtain Other Information About My Account?.....................  44
    Can I Make Transactions By Telephone?...................................  44
    Can I Arrange Automatic Withdrawals?....................................  44
THE BUSINESS OF THE COMMERCE FUNDS..........................................  45
  Board of Trustees.........................................................  45
  Service Providers.........................................................  45
  Shareholder Administrative Services Plan..................................  49
  Expenses..................................................................  50
TAX INFORMATION.............................................................  50
HOW PERFORMANCE IS MEASURED.................................................  51
OTHER INFORMATION...........................................................  52
  About The Commerce Funds..................................................  52
  Voting Rights.............................................................  53
  Shareowner Reports........................................................  54
  Inquiries.................................................................  54
ACCOUNT APPLICATION FORM

                   SUMMARY OF EXPENSES INSTITUTIONAL SHARES

  Expenses are one of several factors to consider when investing in a Fund. SHAREOWNER TRANSACTION EXPENSES are charges you pay when buying or selling shares. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareowner accounts, general Fund administration, accounting, custody and other services. Examples based on the summary are also shown.

                          SHORT-TERM
                          GOVERNMENT BOND  BALANCED GROWTH AND  GROWTH MIDCAP  INTERNATIONAL
                             FUND    FUND    FUND   INCOME FUND  FUND  FUND(1)  EQUITY FUND
                          ---------- ----  -------- ----------- ------ ------- -------------
SHAREOWNER TRANSACTION
 EXPENSES
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price)(2)....     2.00%   3.50%   3.50%     3.50%     3.50%  3.50%      3.50%
 Maximum Sales Charge
  Imposed on Reinvested
  Distributions.........     None    None    None      None      None   None       None
 Deferred Sales Charge
  Imposed on
  Redemptions...........     None    None    None      None      None   None       None
 Redemption Fees........     None    None    None      None      None   None       None
 Exchange Fees(3).......     None    None    None      None      None   None       None
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of
  average daily net
  assets)
 Management Fees (after
  fee waivers)(4).......     0.30%   0.50%   0.75%     0.75%     0.75%  0.75%      0.83%
 Other Expenses (after
  fee waivers and
  expense
  reimbursements)(5)....     0.38%   0.34%   0.38%     0.45%     0.33%  0.47%      0.89%
                             ----    ----    ----      ----      ----   ----       ----
 Total Fund Operating
  Expenses (after fee
  waivers and expense
  reimbursements)(6)....     0.68%   0.84%   1.13%     1.20%     1.08%  1.22%      1.72%
                             ====    ====    ====      ====      ====   ====       ====
EXAMPLE: Assume a Fund's
 annual return is 5% and
 its expenses are the
 same as those stated
 above. For every $1,000
 you invest, here's how
 much you would pay in
 total expenses if you
 closed your account
 after the number of
 years indicated,
 assuming deduction at
 the time of purchase of
 the maximum applicable
 sales load and
 redemption at the end
 of each time period:
 One Year...............     $ 27    $ 43    $ 46      $ 47      $ 46   $ 47       $ 52
 Three Years............     $ 41    $ 61    $ 70      $ 72      $ 68   $ 72       $ 87
 Five Years.............     $ 57    $ 80    $ 95      $ 99      $ 92   $100       $125
 Ten Years..............     $102    $135    $168      $175      $162   $178       $231

--------
(1) Formerly the Aggressive Growth Fund.
(2) Certain investors may not be charged a sales charge. See "Shareowner Guide--When There is No Sales Charge."
(3) No charge is imposed on exchanges through the Automatic Exchange feature or for up to five exchanges made within a twelve month period. Additional exchanges may be subject to a $5.00 fee.

(4) Without fee waivers by the Advisor, "Management Fees" would be charged at an annual rate of .50%, 1.00% and 1.50%, respectively, of the average daily net assets of the Short-Term Government, Balanced and International Equity Funds, respectively. The Advisor reserves the right to reduce or discontinue fee waivers at any time. In the event that the "Total Fund Operating Expenses" of the International Equity Fund fall below 1.72%, the Advisor will reduce its waiver of investment advisory fees by the difference between actual "Total Fund Operating Expenses" and 1.72%.
(5) In addition to the advisory fee waivers referred to in note 4, during the last fiscal year the Advisor voluntarily reimbursed expenses to the extent necessary for the Short-Term Government, Balanced and International Equity Funds to maintain annual expense ratios of not more than 0.68%, 1.13% and 1.72%, respectively, excluding interest, taxes and extraordinary expenses, and the Advisor intends to voluntarily reimburse such expenses during the current year to the extent necessary for the Short-Term Government, Bond, Balanced, Growth and Income, Growth and International Equity Funds to maintain an annual expense ratio of not more than 0.68%, 0.88%, 1.13%, 1.20%, 1.13% and 1.72%, respectively. No expense reimbursements or waivers were necessary in the last fiscal year with respect to the Bond and Growth Funds. The Commerce Funds has adopted a Shareholder Administrative Services Plan pursuant to which it may enter into agreements with institutions under which they will render shareowner administrative support services for their customers who beneficially own shares of the Funds in return for a fee of up to 0.25% per annum of the value of such shares.
(6) Without the fee waivers and expense reimbursements described above, "Other Expenses" (including Shareowner Servicing Fees) would be 0.61%, 0.45%, 1.13%, and 1.14% and "Total Fund Operating Expenses" would be 1.11%, 1.45%, 1.88%, and 2.64% of the average daily net assets of the Short-Term Government, Balanced, Growth and Income and International Equity Funds, respectively.

  The above expense information is provided to help you understand the expenses you would pay either directly (i.e., transaction expenses) or indirectly (i.e., annual operating expenses) as a shareowner in the Funds. The information with respect to the Short-Term Government, Bond, Balanced, Growth, MidCap and International Equity Funds is based on the expenses incurred by those Funds during the last fiscal year. The information presented for the Growth and Income Fund is based on expenses expected to be incurred in the current fiscal year. The expense information included in the table and hypothetical example above relates only to Institutional Shares (the class being offered by this Prospectus) and should not be considered as representative of past or future expenses, except as described above. The Commerce Funds also offer Service Shares, which are subject to different fees and expenses (which affect performance). Information regarding Service Shares may be obtained from The Commerce Funds by calling 1-800-305-2140. In addition, Service Organizations may charge their clients account fees for providing account services in connection with their clients' investments in shares of The Commerce Funds, which are included in "Other Expenses." You should note that any fees that are charged by The Commerce Funds' Advisor, their affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above. If you purchase or redeem shares directly from The Commerce Funds Shareowner Services or an account representative at a Commerce Bank branch, you may avoid these fees by following the procedures described under "How To Buy Institutional Shares" on page 31 of this Prospectus.

  For more information about shareowner transaction expenses and The Commerce Funds' operating expenses, see "Shareowner Guide" and "The Business of The Commerce Funds."

-------------------------------------------------------------------------------

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL OPERATING EXPENSES AND INVESTMENT RETURN MAY BE GREATER OR LESSER THAN THOSE INDICATED. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE FUNDS OR IS CONTAINED IN THE COMMERCE FUNDS' ANNUAL REPORT, WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE COMMERCE FUNDS AT THE ADDRESS OR TELEPHONE NUMBER INDICATED ON THE COVER PAGE OF THIS PROSPECTUS.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

  The financial highlights presented below set forth certain information concerning the investment results for the Institutional Shares (of the Fund specified) of each Fund outstanding during the periods indicated. Prior to January 2, 1997, the Fund offered only one class of shares. On that date, the Funds began offering Institutional Shares to institutional investors as described in this Prospectus and Service Shares to retail investors as described in a separate Prospectus. The information for the fiscal years ended October 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent accountants for the Funds, whose report thereon is contained in The Commerce Funds' Annual Report. This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. These reports also contain performance information and may be obtained free of charge by contacting The Commerce Funds at the address or telephone number on page 31 of this Prospectus. During the periods shown, the Growth and Income Fund had not commenced operations. Accordingly, there are no financial highlights for this Fund.

                                INCOME FROM          DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS       SHAREHOLDERS
                           --------------------- -------------------------
                                         NET
                                       REALIZED
                                         AND                                NET
                                      UNREALIZED                           ASSET
                 NET ASSET               GAIN                              VALUE,
                  VALUE,      NET     (LOSS) ON   FROM NET     FROM NET     END
                 BEGINNING INVESTMENT  INVEST-   INVESTMENT REALIZED GAIN    OF     TOTAL
                 OF PERIOD   INCOME    MENTS(b)    INCOME   ON INVESTMENTS PERIOD RETURN(c)
                 --------- ---------- ---------- ---------- -------------- ------ ---------
                                               SHORT-TERM GOVERNMENT FUND
-------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......  $18.83     $1.09      $(0.18)    $(1.09)      $(0.22)    $18.43    5.02%
12/12/94(a) to
 10/31/95.......   18.00      1.06        0.83      (1.06)         --       18.83   10.72
                                                       BOND FUND
-------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   19.61      1.16       (0.28)     (1.16)       (0.26)     19.07    4.71
12/12/94(a) to
 10/31/95.......   18.00      1.12        1.61      (1.12)         --       19.61   15.59
                                                     BALANCED FUND
-------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   22.10      0.54        2.56      (0.54)       (0.66)     24.00   14.45
12/12/94(a) to
 10/31/95.......   18.00      0.59        4.06      (0.55)         --       22.10   26.14

                                                                       RATIOS ASSUMING
                                                                         NO WAIVER OF
                                                                     INVESTMENT ADVISORY
                                                                       FEES OR EXPENSE
                                                                        REIMBURSEMENTS
                                                                     ---------------------
                              RATIO                                               RATIO
                   RATIO      OF NET                                   RATIO      OF NET
                   OF NET   INVESTMENT                       NET         OF     INVESTMENT
                  EXPENSES    INCOME             AVERAGE  ASSETS AT   EXPENSES  INCOME TO
                 TO AVERAGE TO AVERAGE PORTFOLIO COMMIS-     END     TO AVERAGE  AVERAGE
                    NET        NET     TURNOVER    SION   OF PERIOD     NET        NET
                   ASSETS     ASSETS     RATE    RATE(e)  (IN 000'S)   ASSETS     ASSETS
                 ---------- ---------- --------- -------- ---------- ---------- ----------
                                              SHORT-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    0.68%      5.90%       12%        --   $33,839      1.11%      5.47%
12/12/94(a) to
 10/31/95.......    0.68(d)    6.38(d)    158         --    20,211      1.14(d)    5.92(d)
                                                       BOND FUND
------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    0.84       6.10        31         --   151,205      0.84       6.10
12/12/94(a) to
 10/31/95.......    0.88(d)    6.64(d)     58         --    98,504      0.88(d)    6.64(d)
                                                     BALANCED FUND
------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    1.13       2.47        58    $0.07640   69,880      1.45       2.15
12/12/94(a) to
 10/31/95.......    1.13(d)    3.28(d)     59         --    48,329      1.45(d)    2.96(d)

------
(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                      INCOME FROM                 DISTRIBUTIONS TO
                                 INVESTMENT OPERATIONS              SHAREHOLDERS
                           ---------------------------------- -------------------------
                                                     NET
                                                 REALIZED AND
                                         NET      UNREALIZED
                                       REALIZED    LOSS ON                               NET
                                         AND       FOREIGN                              ASSET
                 NET ASSET    NET     UNREALIZED   CURRENCY                             VALUE,
                  VALUE,   INVESTMENT  GAIN ON     RELATED     FROM NET     FROM NET     END
                 BEGINNING   INCOME    INVEST-      TRANS-    INVESTMENT REALIZED GAIN    OF     TOTAL
                 OF PERIOD   (LOSS)    MENTS(b)   ACTIONS(b)    INCOME   ON INVESTMENTS PERIOD RETURN(c)
                 --------- ---------- ---------- ------------ ---------- -------------- ------ ---------
                                                            GROWTH FUND
--------------------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......  $24.68     $0.19      $5.40         --        $(0.19)      $(1.13)    $28.95   23.43%
12/12/94(a) to
 10/31/95.......   18.00      0.15       6.68         --         (0.15)         --       24.68   38.06
                                                           MIDCAP FUND(F)
--------------------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   25.30     (0.07)      3.51         --           --         (0.68)     28.06   13.78
12/12/94(a) to
 10/31/95.......   18.00     (0.04)      7.34         --           --           --       25.30   40.56
                                                     INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......   18.64      0.11       3.02       (0.67)       (0.07)       (0.07)     20.96   13.25
12/12/94(a) to
 10/31/95.......   18.00      0.12       0.95       (0.40)       (0.03)         --       18.64    3.73

                                                                          RATIOS ASSUMING
                                                                           NO WAIVER OF
                                                                        INVESTMENT ADVISORY
                                                                          FEES OR EXPENSE
                                                                          REIMBURSEMENTS
                                                                       ---------------------
                              RATIO                                                 RATIO
                   RATIO      OF NET                                     RATIO      OF NET
                   OF NET   INVESTMENT                         NET         OF     INVESTMENT
                  EXPENSES    INCOME               AVERAGE  ASSETS AT   EXPENSES    INCOME
                 TO AVERAGE   (LOSS)     PORTFOLIO COMMISS-    END     TO AVERAGE (LOSS) TO
                    NET     TO AVERAGE   TURNOVER    ION    OF PERIOD     NET      AVERAGE
                   ASSETS   NET ASSETS     RATE    RATE(e)  (IN 000'S)   ASSETS   NET ASSETS
                 ---------- ----------   --------- -------- ---------- ---------- ----------
                                                       GROWTH FUND
--------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    1.08%      0.72%         36%   $0.0654   $208,908     1.08%      0.72%
12/12/94(a) to
 10/31/95.......    1.11(d)    0.81(d)       33        --     141,735     1.11(d)    0.81(d)
                                                      MIDCAP FUND(F)
--------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    1.22      (0.37)         71     0.0692     74,641     1.22      (0.37)
12/12/94(a) to
 10/31/95.......    1.32(d)   (0.29)(d)      59        --      41,665     1.32(d)   (0.29)(d)
                                                INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------
Year ended:
 10/31/96.......    1.72       0.74          21     0.0147     51,589     2.64      (0.18)
12/12/94(a) to
 10/31/95.......    1.81(d)    1.06(d)       25        --      21,014     3.50(d)   (0.63)(d)

------

(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(d) Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(f) Formerly the Aggressive Growth Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and policies of each of the Funds are described below. There is no assurance that any Fund will achieve its investment objective. No Fund, by itself, constitutes a complete investment program. Additional information regarding the investment objective, policies and restrictions of each Fund are described in the Statement of Additional Information.

  The investment objective of a Fund may not be changed without the affirmative vote of the holders of at least a majority of outstanding shares of such Fund (as defined under "Other Information"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareowners.

SHORT-TERM GOVERNMENT FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE SHORT-TERM GOVERNMENT FUND IS TO SEEK CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN SHORT-TERM OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury bills, notes and bonds ("U.S. Government Obligations"), with remaining maturities of five years or less, and repurchase agreements with respect to such obligations.

  The Fund may also purchase mortgage-backed securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as private issuers. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and accordingly the life of the certificates, will be a function of current market rates and current conditions in the relevant housing markets. Estimated average life will be determined by the Advisor, and such securities may be purchased by the Fund if the estimated average life is determined to be five years or less. See "Other Investment Practices--Mortgage-Related Securities" below.

  The Fund's dollar-weighted average maturity will not exceed three years. The Fund may purchase U.S. Government Obligations and mortgage-backed securities with maturities of average lives in excess of five years in an amount not to exceed 25% of its total assets. In addition, U.S. Government Obligations with nominal maturities in excess of five years that have variable or floating interest rates or put features may be deemed to have remaining maturities of five years or less and therefore to be permissible investments for the Fund.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. The Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. See "Additional Risk Considerations--Risks Associated With Fixed Income Investments." In addition, neither the U.S. Government, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

  Mortgage-backed securities may be subject to risks including price volatility, liquidity and interest rate risk. The prices of such securities may be inversely affected by changes in interest rates and prepayment of the underlying mortgage collateral may result in a decreased rate of return. See "Other Investment Practices--Mortgage-Related Securities" below.

BOND FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK TOTAL RETURN THROUGH CURRENT INCOME AND SECONDARILY, CAPITAL APPRECIATION. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF INVESTMENT-GRADE CORPORATE DEBT OBLIGATIONS AND OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund will invest, during normal market conditions, at least 65% of its total assets in fixed income debt securities rated at the time of purchase A- or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, deemed by the Advisor to be comparable to instruments that are so rated, including corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and money market instruments. All of the fixed income securities acquired by the Fund other than those subject to the 65% requirement described above will be rated investment-grade at the time of purchase. For purposes of this investment policy, investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or which are similarly rated by another nationally recognized statistical rating organization ("NRSRO") (including Fitch Investors Service, Inc., Duff & Phelps, Thomson BankWatch and IBCA) or are unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Except for temporary defensive periods, the Fund's market weighted average credit rating will be at least AA- /Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another NRSRO. Obligations rated BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories. Subsequent to their purchase by the Fund, up to 5% of its portfolio securities may represent securities downgraded below investment-grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. See Appendix A to the Statement of Additional Information for a description of applicable debt ratings.

  The Fund may invest up to 65% of its total assets in certain mortgage-backed and asset-backed securities. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies as well as by private issuers. See "Other Investment Practices-- Mortgage-Related Securities" below. Asset-backed securities represent a participation in, or are secured by or payable from, a stream of payments governed by particular assets. Such securities may include motor vehicle installment purchase obligations, credit card receivables and home equity loans. See "Other Investment Practices-- Asset-Backed Securities" below. The Fund may also invest in "stripped" and convertible securities. See "Other Investment Practices--Stripped Securities" and "Other Investment Practices--Convertible Securities" below.

  Additionally, up to 20% of the total assets of the Fund may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities). The Fund is also permitted to invest up to 20% of its total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate obligations or U.S. Government Obligations. See "Other Investment Practices--Municipal Obligations" below.

  In acquiring particular portfolio securities, the Advisor will consider, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the creditworthiness of particular issuers.

  The Fund seeks to equal or exceed the return of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of investment-grade fixed income securities with maturities greater than one year, including: U.S. Treasury securities, corporate bonds and mortgage-backed securities. Although the Fund seeks to equal or exceed the return of the Aggregate Bond Index, the Fund may invest a substantial portion of its assets in securities that are not included in its benchmark index. The Fund is not, therefore, an "index" fund, which typically holds only securities that are included in the index it attempts to replicate.

  Although the Fund has no restriction as to the maximum or minimum duration of any individual security held by it, the Fund's average effective duration will be within [PLUS/MINUS] 30% of the duration of the Aggregate Bond Index. "Duration" is a term used by investment managers to express the average time to receipt of expected cash flows (discounted to their present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security's cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. For example, the duration of a five-year zero coupon bond which pays no interest or principal until the maturity of the bond is five years. This is because a zero coupon bond produces no cash flow until the maturity date. On the other hand, a coupon bond that pays interest semi-annually and matures in five years will have a duration of less than five years, which reflects the semi-annual cash flows resulting from coupon payments. Duration also generally defines the effect of interest rate changes on bond prices. Generally, if interest rates increase by one percent, the value of a security having an effective duration of five years would decrease in value by five percent.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Generally, the market value of fixed income securities is subject to interest rate fluctuation and can be expected to vary inversely to changes in the prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

  Investments in asset-backed securities may be subject to risks in addition to those presented by mortgage-backed securities. Asset-backed securities are dependent upon payment of the underlying loan or receivable and are generally unsecured. Additional risks may include the prepayment of the underlying collateral, liquidity and valuation. See "Other Investment Practices--Asset-Backed Securities."

  Because the Fund may invest in securities issued by foreign issuers, the Fund may be subject to additional investment risks for those securities that are different in some respects from those incurred by a Fund which invests solely in securities of domestic U.S. issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies."

  See "Short-Term Government Fund--Risks Associated with an Investment in the Fund" above for risks associated with investments in mortgage-backed securities.

  See "Additional Risk Considerations--Risks Associated with Fixed Income Investments" below.

BALANCED FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE BALANCED FUND IS TO SEEK TOTAL RETURN THROUGH A BALANCE OF CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES, FIXED INCOME SECURITIES AND CASH EQUIVALENTS.

 INVESTMENT STRATEGY

  Equity securities in which the Fund normally invests are common stocks, preferred stocks, securities or bonds which are convertible into common or preferred stocks and warrants. The Fund may also participate in rights offerings. The Fund seeks to acquire equity securities of companies with market capitalizations of over $200 million. (For further information regarding equity securities in which the Fund may invest and the Fund's policies regarding the selection of equity securities, see "Growth Fund-- Investment Strategy" below.)

  Fixed income securities in which the Fund may invest include corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, "stripped" securities, convertible securities and money market instruments. All of the fixed income securities acquired by the Balanced Fund will be rated investment-grade at the time of purchase by S&P, Moody's or another NRSRO or will be unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Obligations rated

BBB by S&P, Baa by Moody's or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories. Except for temporary defensive periods, the Fund's market-weighted average credit rating will be at least AA-/Aa3 as rated by S&P, Moody's or the equivalent rating of another NRSRO. Subsequent to their purchase by the Fund, up to 5% of the fixed income portion of its portfolio securities may represent securities downgraded below investment-grade or may be deemed by the Advisor to be no longer comparable to investment-grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. (For further information regarding fixed income securities in which the Fund may invest and the Fund's policies regarding the selection of fixed income securities, see "Bond Fund--Investment Strategy" and "Bond Fund-- Risks Associated with an Investment in the Fund" above.)

  The Fund may invest up to 65% of the fixed income portion of its portfolio in certain mortgage-backed and asset-backed securities and is also permitted to invest up to 20% of the fixed income portion of its portfolio in Municipal Obligations.

  Up to 20% of the fixed income portion of the Fund's portfolio may be invested directly in debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities).

  Although equity securities acquired by the Balanced Fund will generally be issued by U.S. issuers, the Fund may also invest up to 10% of the equity portion of its portfolio in securities issued by foreign issuers either directly or indirectly through investments in sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars while the securities underlying an ADR are normally denominated in a foreign currency.

  The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of the Advisor. The Advisor will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of equity securities to fixed income securities or cash equivalents in the Fund. At least 25% of the Fund's total assets will be invested in fixed income senior securities (including cash equivalents, long-term debt securities and convertible debt securities and convertible preferred stock to the extent their value is attributable to their fixed income characteristics).

  See "Other Investment Practices" below for a description of other types of securities in which the Fund below may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Because the Fund may invest in securities issued by foreign issuers, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests solely in securities of U.S. domestic issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below.

  See "Short-Term Government Fund--Risks Associated with an Investment in the Fund" above for risks associated with investments in mortgage-backed securities.

  See "Bond Fund--Risks Associated with an Investment in the Fund" above for risks associated with investments in asset-backed and fixed income securities.

  See "Additional Risk Considerations--Risks Associated with Fixed Income Investments" below for information concerning other pertinent risks.

GROWTH AND INCOME FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE GROWTH AND INCOME FUND IS TO SEEK BOTH CAPITAL APPRECIATION AND CURRENT INCOME. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WHICH REPRESENT EXCELLENT VALUE RELATIVE TO THEIR CURRENT PRICE AND PROVIDE, ON AVERAGE, A CURRENT YIELD IN EXCESS OF THE S&P 500 STOCK INDEX.

INVESTMENT STRATEGY

  In pursuing its investment objective the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. The Advisor will seek to acquire stocks of companies that represent excellent value relative to their current price in that such companies, in the aggregate, sell at a lower price-to-book value, a lower price-to-earnings ratio, and a higher yield than the average of the companies comprising the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"), an unmanaged Index which emphasizes large capitalization companies. The Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States and is a widely accepted measure of common stock investment returns. Although the Fund seeks to exceed the return of the S&P 500 Index, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an index fund, which typically holds only securities that are included in the index it attempts to replicate. The Fund will generally acquire equity securities of companies with market capitalizations over $500 million. The Advisor anticipates that from time to time certain industry sectors will not be represented in the Fund while other sectors will represent a significant portion of invested assets.

  In selecting stocks for the Fund, the Advisor employs a "bottom-up" security analysis. "Bottom-up" security analysis refers to an analytical approach to securities selection which first focuses on the company and company-related matters as contrasted to a "top-down" analysis which first focuses on the industry or the economy. The Advisor believes that a "bottom-up" approach is more likely to identify attractive companies which might otherwise be neglected or overlooked.

  While emphasis will be placed on investment in equity securities, primarily common stocks, the Fund may also invest in other types of equity securities, including warrants and securities which are convertible into common or preferred stocks and may participate in rights offerings. The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in the securities of foreign issuers. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Because the Fund may invest in securities issued by foreign issuers, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests solely in securities of U.S. domestic issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below.

GROWTH FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE GROWTH FUND IS TO SEEK CAPITAL APPRECIATION AND, SECONDARILY, CURRENT INCOME AND DIVIDEND GROWTH POTENTIAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH THE POTENTIAL FOR ABOVE AVERAGE GROWTH IN EARNINGS AND DIVIDENDS.

 INVESTMENT STRATEGY

  In pursuing its investment objective the Fund will invest, under normal market conditions, at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into common stocks. The Advisor will seek to acquire stocks of companies that, in the aggregate, will experience growth in sales, dividends or earnings per share greater than the average of the companies comprising the S&P 500 Index, an unmanaged Index which emphasizes large capitalization companies. The Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States and is a widely accepted measure of common stock investment returns. Although the Fund seeks to exceed the return of the S&P 500 Index, the Fund may invest its assets in securities that are not included in this Index. The Fund is not, therefore, an index fund, which typically holds only securities that are included in the index it attempts to replicate. The Fund will generally acquire equity securities of companies with market capitalizations over $500 million. The Advisor anticipates that from time to time certain industry sectors will not be represented in the Fund while other sectors will represent a significant portion of invested assets.

  In selecting stocks for the Fund, the Advisor employs a "bottom-up" security analysis, as described under "Growth and Income Fund--Investment Strategy" above.

  While emphasis will be placed on investments in equity securities, primarily common stocks, the Fund may also invest in other types of equity securities, including warrants and securities which are convertible into common or preferred stocks and may participate in rights offerings. The Fund may also invest, either directly or through investments in sponsored and unsponsored ADRs, up to 10% of its total assets in the securities of foreign issuers. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Because the Fund may invest in securities issued by foreign issuers, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests solely in securities of U.S. domestic issuers. Such risks include foreign taxation, changes in currency rates or currency brokerage, currency exchange costs and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below.

MIDCAP FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE MIDCAP FUND IS TO SEEK LONG-TERM CAPITAL APPRECIATION. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH MEDIUM-SIZED MARKET CAPITALIZATIONS AND THE POTENTIAL FOR ABOVE AVERAGE EARNINGS GROWTH.

 INVESTMENT STRATEGY

  In pursuing its investment objective the Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, including common stocks, warrants and securities convertible into common or preferred stock. The Fund may also participate in rights offerings. The Fund will generally acquire equity securities of companies with market capitalizations less than that of the largest company in the S&P 400 Mid-Cap Index. The Advisor believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature companies.

  The Advisor selects common stocks of companies which, in its opinion, have attractive fundamental financial characteristics. Such characteristics include, as compared to the Standard & Poor's 400 Mid-Cap Index ("S&P Mid-Cap Index"), market liquidity as measured by average daily trading volume, profitability as measured by above average return on equity, and operating consistency, as measured by above average earnings growth. The Advisor intends to purchase securities of companies which, in its opinion, are the most attractive in light of their expected earnings growth and relative valuation. The S&P Mid-Cap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

  In selecting stocks for the MidCap Fund, the Advisor employs a "bottom-up" security analysis, as described under "Growth and Income Fund--Investment Strategy" above.

  The Fund may also invest up to 10% of its total assets in the securities of foreign issuers either directly or through investments in sponsored and unsponsored ADRs. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, both because such securities are typically traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Fund's net asset value per share may be subject to rapid and substantial changes. Additionally, such securities may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

  See "Additional Risk Considerations--Risks Associated with Foreign Securities and Currencies" below for information concerning other pertinent risks.

INTERNATIONAL EQUITY FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL EQUITY FUND IS TO SEEK TOTAL RETURN WITH AN EMPHASIS ON GROWTH OF CAPITAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS OF ESTABLISHED FOREIGN COMPANIES.

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of its total assets in common stocks of established companies that conduct their principal activities or are domiciled outside the United States or whose securities are traded on a foreign exchange. The Fund may also invest in other types of securities, including securities convertible into common stocks or preferred stocks, warrants and bonds, notes and other debt securities of U.S. and foreign corporations and governmental issuers. Under normal market conditions, the Fund will invest in equity securities of companies in at least three different foreign countries. Countries in which the Fund may invest include, but are not limited to:
Argentina, Australia, Austria, Bangladesh, Belgium, Botswana, Brazil, Canada, Chile, China, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, India, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand and the United Kingdom. The Fund may invest in developed as well as developing countries. The domicile or the location of the principal activities of a company will be the country under whose laws the company is organized, in which the principal trading market for the equity securities issued by the company is located, or in which the company has over half of its assets or derives over half of its revenues or profits.

  The International Equity Fund may invest without limitation in securities of foreign issuers in the form of sponsored and unsponsored ADRs and European Depository Receipts ("EDRs"). EDRs are receipts issued by European financial institutions evidencing the ownership of underlying securities issued by a foreign issuer. EDR prices are generally denominated in foreign currencies as are the securities underlying an EDR. See "Balanced Fund--Investment Strategy" above for a description of ADRs.

  The International Equity Fund may also invest up to 10% of its total assets in hybrid investments. These instruments, which are derivatives, combine the characteristics of securities, futures and options.

Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure such as interest rates, currency exchange rates or other indices. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and, accordingly, their use by the Fund may not enhance investment return.

  See "Other Investment Practices" below for a description of other types of securities in which the Fund may invest.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  Although investment in any mutual fund has certain inherent risks, an investment in the International Equity Fund may have even greater risks than investments in most other types of mutual funds. The International Equity Fund may not be appropriate for an investor if the investor cannot bear financially the loss of at least a significant portion of the investment. Investors should understand that in addition to the International Equity Fund's volatile net asset value per share, the expense ratios of the Fund can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

  The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in certain countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. The Fund may also be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

                        ADDITIONAL RISK CONSIDERATIONS

RISKS ASSOCIATED WITH FIXED INCOME INVESTMENTS

  Generally, the market value of fixed income securities in the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment funds composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  The International Equity Fund intends to invest primarily in the securities of foreign issuers. In addition, as described above, the Bond, Balanced, Growth and Income, Growth and MidCap Funds also may invest a portion of their assets in the securities of foreign issuers.

  Investment in foreign securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

  There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Bond and Balanced Funds may invest in foreign debt or in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by United States entities or citizens.

  The Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depository may not be required to disclose material information that a sponsored depository would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

  Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in foreign securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Dividends, capital gains and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareowners.

                          OTHER INVESTMENT PRACTICES

ZERO COUPON BONDS

  Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

U.S. GOVERNMENT OBLIGATIONS

  Each Fund may invest in U.S. Government Obligations. Examples of the types of U.S. Government Obligations which may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

  Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield (and therefore the value of the security) available in the market when the securities delivery takes place. A Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, as permitted by applicable law, in an amount sufficient to meet the purchase price. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CAPS AND FLOORS

  In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond and Balanced Funds may enter into interest rate swaps, mortgage swaps and other types of swap agreements such as caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payment to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Since interest rate swaps, mortgage swaps, caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap and floor positions.

  A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will maintain cash, U.S. Government securities and liquid assets, as permitted by applicable law, equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions in a segregated account with its custodian. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. To the extent that the net amount of an interest rate or mortgage swap is held in a segregated account consisting of cash, U.S. Government securities and liquid assets, as permitted by applicable law, the Funds and the Advisor believe that such swaps will not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restriction.

  The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that swaps, caps and floors are illiquid for purposes of a Fund's limitation on illiquid securities.

MORTGAGE-RELATED SECURITIES

  The Short-Term Government, Bond and Balanced Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

  Mortgage-related securities acquired by a Fund may include collateralized mortgage obligations ("CMOs"), a type of derivative, issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently.

  CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to a Fund based on the Fund's analysis of the market value of the security.

ASSET-BACKED SECURITIES

  The Bond and Balanced Funds may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Each of these Funds may also invest in other types of asset-backed securities that may be available in the future.

  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

  Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

  Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described below under "Illiquid Securities."

MORTGAGE DOLLAR ROLLS

  The Short-Term Government, Bond and Balanced Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Advisor's ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

  For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

STRIPPED SECURITIES

  The Bond and Balanced Funds may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. Such obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Funds may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Each of these Funds may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRs and CATS.

  Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund's current income could ultimately be reduced as a result.

  In addition, the Bond and Balanced Funds may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account liquid assets, as permitted by applicable law, that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

VARIABLE AND FLOATING RATE INSTRUMENTS

  Instruments purchased by the Funds may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund's illiquid assets.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

  Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund.

ILLIQUID SECURITIES

  Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act")).

  If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING

  To increase return on portfolio securities, each Fund may lend its securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS AND FUTURES CONTRACTS

  Each Fund may purchase put and call options and may write covered call and secured put options which will be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities, and various stock indexes or currencies. The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may also invest in futures contracts and options on futures, index futures contracts or interest rate futures contracts, as applicable for hedging purposes or to seek to increase total return. The International Equity Fund may also invest in currency futures contracts. A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

  Writing a covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at the stated exercise price at all times during the option period. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S.

Government securities in an amount not less than the exercise price of the option at all times during the option period. In order to close out these types of option positions, a Fund will be required to enter into a "closing purchase transaction"--the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. The aggregate value of securities subject to options written by the Bond, Balanced and International Equity Funds will not exceed 5% of the respective Fund's total assets. The aggregate value of securities subject to options written by the Growth and Income, Growth and MidCap Funds will not exceed 25% of the respective Fund's total assets.

  By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above its exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or a Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast for the underlying security or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

  To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

  The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional fund management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by a Fund is subject to the Advisor's ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial and is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to a Fund. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

  For additional information and a description of the risks relating to option and futures contract trading practices, see the Statement of Additional Information.

FORWARD CURRENCY EXCHANGE CONTRACTS

  The International Equity Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor believes that there is a pattern of correlation between the two currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. In connection with its forward currency exchange contracts, the Fund will create a segregated account of liquid assets, such as cash, U.S. Government securities or other liquid assets, as permitted by applicable law, or will otherwise cover its position in accordance with applicable requirements of the SEC.

CONVERTIBLE SECURITIES

  The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. With investment in convertible securities, a Fund may be looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from alternative investments.

MUNICIPAL OBLIGATIONS

  The Bond and Balanced Funds may invest in Municipal Obligations from time to time when the yield spread between taxable corporate and municipal obligations is deemed by the Advisor to be advantageous. The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Each of these Funds may also hold "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Further, each of these Funds may purchase Municipal Obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

TEMPORARY INVESTMENTS

  Each Fund may assume a temporary defensive position at times when the Advisor believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including "money market instruments," a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted) and repurchase agreements.

  Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

  The International Equity Fund may also hold foreign or domestic money market instruments and debt securities rated at the time of purchase in one of the three highest investment-grade categories by Moody's, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In the event that the rating of any security held by the Fund falls below the required rating, the Sub-Advisor will dispose of the security unless it appears this would be disadvantageous to the Fund.

PORTFOLIO TURNOVER

  Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareowners. The Trust expects that the Portfolio turnover rate will not exceed 100% for the Growth and Income Fund for the current fiscal year. See "Financial Highlights" above or "Portfolio Transactions" in the Statement of Additional Information for historical portfolio turnover information for the other portfolios. Portfolio turnover may result in the realization of short-term capital gains which are taxable to shareowners as ordinary income.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

                            INVESTMENT RESTRICTIONS

  The Funds are subject to certain investment restrictions which, as described in more detail in the Statement of Additional Information, are fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of a Fund (as defined under "Other Information"). Each Fund will limit its investments so that, with respect to 75% of a Fund's total assets: (i) not more than 5% of a Fund's total assets will be invested in the securities of any one issuer; (ii) not more than 25% of a Fund's total assets will be invested in the securities of issuers in any one industry; and (iii) not more than 10% of the outstanding voting securities of any one issuer will be held by a Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations. Each Fund may borrow money from banks for temporary or emergency purposes or to meet redemption requests and may enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of at least 300% for all such borrowings.

                               SHAREOWNER GUIDE

                  THE FOLLOWING SECTION WILL PROVIDE YOU WITH
               ANSWERS TO SOME OF THE MOST OFTEN-ASKED QUESTIONS
                 ABOUT BUYING AND SELLING A FUND'S SHARES AND
                  ABOUT A FUND'S DIVIDENDS AND DISTRIBUTIONS

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  To authorize the special features described below or to obtain additional information about The Commerce Funds, you may:

    . Call The Commerce Funds Shareowner Services at 1-800-305-2140; or

    . Write to The Commerce Funds at:

       The Commerce Funds
       P.O. Box 16931
       St. Louis, MO 63105; or

    . Call the transfer agent, State Street Bank and Trust Company, directly at 1-800-995-6365; or

    . Contact a registered investment representative at selected Commerce
     Bank branches; or

    . For specific information regarding your 401(k) or investment management group account, contact your plan sponsor or account administrator.

                        HOW TO BUY INSTITUTIONAL SHARES

WHAT IS THE MINIMUM INVESTMENT FOR EACH FUND?

  Generally, the minimum investment requirement is $1,000 for initial purchases and $250 for subsequent purchases, although it may differ in certain circumstances as shown below.

              INVESTMENT MINIMUMS FOR SPECIFIC TYPES OF ACCOUNTS

                                                          INITIAL   SUBSEQUENT
                                                         INVESTMENT INVESTMENT
                                                         ---------- -----------
Regular Account.........................................   $1,000          $250
Automatic Investment Feature............................   $1,000   $75/Quarter
Individual Retirement Accounts (including SEP-IRAs),
 Keogh Plans, corporate retirement plans, public
 employer deferred plans, profit sharing plans and
 401(k) plans...........................................   $1,000          $250

  The minimum initial investment requirement is $250 for initial purchases and $100 for subsequent purchases for employees, directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co. and their subsidiaries or affiliates, although it may differ in certain circumstances as shown below.

                                                           INITIAL   SUBSEQUENT
                                                          INVESTMENT INVESTMENT
                                                          ---------- ----------
Regular Account..........................................    $250       $100
Automatic Investment Feature.............................    $100        $25*
Individual Retirement Accounts (including SEP-IRAs),
Keogh Plans..............................................    $100        $25*

--------
*Minimum of six bi-monthly investments within first year of Fund ownership.

HOW ARE INSTITUTIONAL SHARES PRICED?

  INSTITUTIONAL SHARES OF THE FUNDS ARE PURCHASED AT THEIR PUBLIC OFFERING PRICE, WHICH IS A FUND'S NET ASSET VALUE PER SHARE PLUS A FRONT-END SALES CHARGE. A CLASS CALCULATES ITS NET ASSET VALUE PER SHARE ("NAV") AS FOLLOWS:

NAV= (VALUE OF ASSETS ATTRIBUTABLE TO THE CLASS)--(LIABILITIES ATTRIBUTABLE TO
                                  THE CLASS)
--------------------------------------------------------------------------------
                NUMBER OF OUTSTANDING SHARES OF THE CLASS

  The net asset value is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern
Time) on days the Exchange is open (a "Business Day"). On those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time"), the net asset value of each Class of a Fund will be determined and its shares will be priced as of such Early Closing Time.

  A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by or under the supervision of the Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

  Trading in foreign securities is generally completed prior to the end of regular trading on the Exchange and may occur on Saturdays and U.S. holidays and at other times when the Exchange is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the net asset value for each Class of the International Equity Fund. There may be variations in the net asset value per share of each Class the Fund on days when net asset value is not calculated and on which shareowners of the Fund cannot redeem their shares due to changes in values of securities traded in foreign markets. For more information about valuing securities, see the Statement of Additional Information.

  SALES CHARGE. The maximum front-end sales charge is 3.50% for each Fund (except the Short-Term Government Fund, which is 2.00%) and may be less based on the amount you invest, as shown in the following chart:

                                                                     MAXIMUM
                                                                     DEALER'S
                                              AS A % OF AS A % OF REALLOWANCE AS
                                              OFFERING  NET ASSET     A % OF
                                                PRICE     VALUE   OFFERING PRICE
AMOUNT OF PURCHASE                            PER SHARE PER SHARE   PER SHARE*
------------------                            --------- --------- --------------
Less than $100,000...........................   3.50      3.63         3.15
$100,000 but less than $250,000..............   2.50      2.56         2.25
$250,000 but less than $500,000..............   1.50      1.52         1.35
$500,000 but less than $1,000,000............   1.00      1.01         0.90
$1,000,000 or more...........................   0.00      0.00         0.00

ALL FUNDS EXCEPT THE SHORT-TERM GOVERNMENT FUND:
--------
*Dealer's reallowance may be changed periodically.

                                                                     MAXIMUM
                                                                     DEALER'S
                                              AS A % OF AS A % OF REALLOWANCE AS
                                              OFFERING  NET ASSET     A % OF
                                                PRICE     VALUE   OFFERING PRICE
AMOUNT OF PURCHASE                            PER SHARE PER SHARE   PER SHARE*
------------------                            --------- --------- --------------
Less than $500,000...........................   2.00      2.04         1.80
$500,001 but less than $1,000,000............   1.00      1.01         0.90
$1,000,001 or more...........................   0.00      0.00         0.00

SHORT-TERM GOVERNMENT FUND:
--------
*Dealer's reallowance may be changed periodically.

  Goldman, Sachs & Co. (the "Distributor") may, out of its administration fee or other resources, pay a fee of up to 0.25% of the amount invested or additional incentives to dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

  WHEN THERE IS NO SALES CHARGE. There is no sales charge on Institutional shares purchased by the following types of investors or transactions:

  . automatic reinvestments (and cross-reinvestments) of dividends and capital gain distributions by existing shareowners;

  . the Exchange Privilege described below on page 42;

  . the Redemption Reinvestment Privilege described on page 40;

  . non-profit organizations, foundations and endowments qualified under
    Section 501(c)(3) of the Code;

  . current and retired members of the Board of Trustees of The Commerce
    Funds;

  . any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;

  . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates;

  . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of banks that have signed a definitive agreement to become affiliated with Commerce Bancshares, Inc.;

  . shares purchased for and held in a trust, management agency, asset allocation, custodial or other account maintained by an Investment Management Group (Trust Department) within a bank affiliated, or within banks that have signed a definitive agreement to become affiliated with Commerce Bancshares, Inc. (including shares purchased with distributions from such accounts);

  . shares purchased for and held in a trust for which a bank affiliated with Commerce Bancshares, Inc., is named as successor trustee or co-trustee immediately after the current trustee ceases to serve, and shares purchased for and held by individuals who have named a bank affiliated with Commerce Bancshares, Inc., as their primary personal representative or co-personal representative under will;

  . plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including corporate retirement plans, Keogh plans, and Section 401(k) plans), custodial accounts treated as tax-sheltered annuities under Section 403(b) of the Code, and deferred compensation plans for public, religious and other tax-exempt employers (including plans described in Section 457 of the Code) maintained by an Investment Management Group (Trust Department) within a bank affiliated, or with banks that have signed a definitive agreement to become affiliated, with Commerce Bancshares, Inc. (including shares purchased with distributions from such accounts); and

  . registered representatives of dealers who have entered into dealer agreements with Goldman, Sachs & Co. to the extent permitted by such firms.

  The Distributor may periodically waive all or a portion of the sales charge for all investors with respect to the sales of shares of the Funds. The Distributor may also offer special concessions to enable investors to purchase Institutional Shares of the Funds at net asset value, without payment of a sales charge. To qualify for this special net asset value purchase when applicable, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund or unit investment trust on which a sales charge was paid. A qualifying purchase of Institutional Shares in a Fund must occur within five Business Days of the prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, The Commerce Funds must be notified that the purchase qualifies for a purchase without a sales charge. Proceeds from the redemption of shares on which no sales charges or commissions were paid would not qualify for the special net asset value purchase program.

  These sales charge exemptions are based on the type of investor and/or the reduced sales effort that will be needed in obtaining Fund investments. In order to take advantage of these exemptions, you must certify eligibility on your account application.

  RIGHTS OF ACCUMULATION. When you buy Institutional Shares in The Commerce Funds, your current total investment determines the sales charge that you pay. Since larger investments receive a discounted sales charge, the sales charge you pay may subsequently be reduced as you build your investment.

  Over time, as your current total investment in shares accumulates to $100,000 or beyond, the sales charge on subsequent investments is decreased. Your current total investment is the combination of your immediate investment along with the shares that you own in any investment portfolio of The Commerce Funds on which you paid a sales charge (including shares of the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio that carry no sales charge but were obtained through an exchange and can be traced back to shares that were acquired with a sales charge). Shares purchased without a sales charge may not be aggregated with shares purchased subject to a sales charge.

  To buy Institutional Shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

    Example: Suppose you own Institutional Shares with a total current value of $90,000 that can be traced back to the purchase of shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family (except the Short-Term Government Fund), you will pay a reduced sales charge of 2.50% of the public offering price on the additional purchase.

  LETTER OF INTENT. You may also buy Institutional Shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $100,000 in one or more Funds of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Institutional Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your Institutional Share purchases been made at once. To use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

  While submitting a Letter of Intent does not bind you to buy, or The Commerce Funds to sell, the full amount at the sales charge indicated in the Letter of Intent, you must complete the intended purchase to obtain the reduced sales charge. When you sign a Letter of Intent, The Commerce Funds holds in escrow a sufficient number of shares of the relevant Class which can be sold to make up any difference in the sales charge on the amount actually invested. After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.

  If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment. It will be in the form of additional Institutional Shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase. You must inform The Commerce Funds that the Letter of Intent is in effect each time you buy Institutional Shares.

  You may include the value of all Institutional Shares on which a sales charge had previously been paid as a credit toward fulfillment of the Letter of Intent, but no price adjustment will be made on Institutional Shares previously purchased.

  You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit or the benefit of any member of your immediate family, for the purpose of obtaining reduced sales charges by means of a written Letter of Intent or Right of Accumulation. You must indicate on the account application the accounts that are to be combined for this purpose.

                       HOW DO I BUY INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of a Fund through The Commerce Funds Shareowner Services or an investment representative at a Commerce Bank branch. The following chart describes ways to invest directly in The Commerce Funds:

                         OPENING AN ACCOUNT                  ADDING TO AN ACCOUNT
                ------------------------------------ ------------------------------------
By Mail         Send a completed account application Send a check with your Fund account
                with a check (payable to The         number printed on it, along with the
                Commerce Funds) directly to the      stub from the previous confirmation
                address set forth in "How Can I      directly to the address set forth in
                Contact The Commerce Funds?" on page "How Can I Contact The Commerce
                31.                                  Funds?" on page 31.
In Person       Whether opening or adding to an account, you are welcome to stop into a
                Commerce Bank branch office location. A registered investment representative can assist you.
By Wire         After an account application is      Contact your bank to request that
                completed and an account is opened,  funds be wired to your existing Fund instruct your bank to wire funds to: account. Follow instructions at left. Be sure to include your name
                                                     and your Fund account number.
                     Commerce Bank, N.A.
                     (Kansas City)
                     Kansas City, MO
                     ABA #1010-00019
                     Account #2800255
                Be sure to have your bank indicate
                your name, address, tax
                identification number, the name of
                the Fund and Class of shares and
                your new account number.
                Ask your bank for specific information about making federal wires, including associated charges.
By Telephone                                         Subsequent purchases of Fund shares
Via Electronic                                       may be made by electronic funds
Funds Transfer                                       transfer from your bank, checking or
                                                     money market account.
                                                     You can authorize this feature and
                                                     provide necessary bank information
                                                     on your account application. Then,
                                                     when you wish to make a subsequent
                                                     purchase, you can do so by
                                                     contacting The Commerce Funds at the
                                                     telephone number set forth in "How
                                                     Can I Contact The Commerce Funds?"
                                                     on page 31.

  Other investment features, including exchanges and automatic investments, are also available. Additional information pertaining to investments in the Funds is included in the following pages or can be obtained by contacting The Commerce Funds Shareowner Services.

          WHAT PRICE WILL I RECEIVE WHEN I BUY INSTITUTIONAL SHARES?

  Your Institutional Shares will be purchased at a Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) after your purchase order is received in proper form by The Commerce Funds' transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), at its Kansas City office.

          WHAT ELSE SHOULD I KNOW ABOUT BUYING INSTITUTIONAL SHARES?

  Federal regulations require you to provide a certified Taxpayer
Identification Number upon opening or reopening an account.

  If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and be drawn only on U.S. banks. The Commerce Funds reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Commerce Funds may reject or restrict purchases or exchanges of shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales or exchanges of shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

  The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations showing purchases and redemptions.

                       HOW TO SELL INSTITUTIONAL SHARES

HOW DO I SELL MY INSTITUTIONAL SHARES?

  The Commerce Funds makes it easy to sell, or "redeem," all or part of your Institutional Shares. The Commerce Funds does not charge you to sell Institutional Shares. However, the value of the Institutional Shares you sell may be more or less than your cost, depending on a Fund's current net asset value. The following chart describes ways to sell your Institutional Shares of The Commerce Funds:

                       HOW TO SELL INSTITUTIONAL SHARES:

  Through The Commerce Funds Shareowner Services or an investment representative at a Commerce Bank branch.

By Mail Send a written request signed by each owner, including each joint owner, to the address set forth in "How Can I Contact The Commerce Funds?" on page 31.

                               Proper written authority is required to execute redemption requests on behalf of corporations, partnerships, trusts, and/or fiduciary accounts. Redemption requests require SIGNATURE GUARANTEES as described on page 39 with the exception of redemptions sent to a shareowner name/address of record in effect for no less than 30 days.

In Person                      You are welcome to deliver your written request
                               signed by each owner, including each joint owner, to a Commerce Bank branch office location. A registered investment representative can assist you.

By Telephone                   You may redeem Institutional Shares (to a
                               shareowner) by telephone and request to receive proceeds by check (to a shareowner name/address of record in effect for no less than 30 days), federal wire (for amounts exceeding $1,000) or electronic funds transfer. In order to request a federal wire or electronic funds transfer, appropriate information regarding your bank, checking or money market account must be previously established on your account. This information may be provided on the account application or in a SIGNATURE GUARANTEED letter of instruction (see description of SIGNATURE
                               GUARANTEES on page 39).

                               Redemption requests may be placed by contacting The Commerce Funds at the telephone number set forth in "How Can I Contact The Commerce Funds?" on page 31. Additional information pertaining to Fund share redemptions is included in the following pages or can be obtained by contacting The Commerce Funds Shareowner Services.

                               Other redemption features, including exchanges and automatic withdrawals, are also available. Please refer to the Shareowner Features and Privileges section in this prospectus for additional information about telephone redemption features.

  Written requests to sell Institutional Shares must be signed by each shareowner, including each joint owner.

  Certain types of redemption requests will need to include a SIGNATURE GUARANTEE. You may obtain a SIGNATURE GUARANTEE from:

    (1)a bank which is a member of the FDIC;
    (2)a securities broker or dealer;
    (3)a credit union having the authority to issue SIGNATURE GUARANTEES;
    (4)a savings and loan association;
    (5)a building and loan association;
    (6)a cooperative bank;
    (7)a federal savings bank or association;
    (8)a national securities exchange; or
    (9)a registered securities association or a clearing agency.

  Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "SIGNATURE GUARANTEED." Guarantees from notaries public will not be accepted.

  Share redemptions can be suspended and the payment of redemption proceeds delayed when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, during any emergency as determined by the SEC which makes it impracticable for a Fund to sell its securities or value its assets or during any other period permitted by order of the SEC for the protection of investors.

  Other redemption features, including exchanges and automatic withdrawals, are also available. Please refer to Shareowner Features and Privileges for more information.

      WHAT PRICE WILL I RECEIVE FOR INSTITUTIONAL SHARES I WANT TO SELL?

  The price you will receive when you sell your Institutional Shares is the net asset value per share (as described on page 32) determined after receipt of an order in proper form by the Transfer Agent.

  The Commerce Funds reserves the right to redeem accounts involuntarily if, after sixty days' written notice to the shareowner, the account's net asset value remains below a $500 minimum balance. Involuntary redemptions will not be implemented if the value of your account falls below the minimum balance as a result of market conditions.

                HOW QUICKLY CAN I RECEIVE PROCEEDS FROM A SALE?

  Ordinarily, redemption proceeds will be disbursed the next Business Day following receipt of an order in proper form by the Transfer Agent. Payment must be made within seven calendar days following redemption.

  You can have your proceeds sent by federal wire to your bank checking or money market account. Proceeds will normally be wired the Business Day after your request to redeem shares is received in good order by the Transfer Agent. Wiring of sales proceeds may be delayed one additional day if the Federal Reserve Bank is not open on the day your wire is to be made. Your request to wire proceeds is subject to the bank's wire charges.

  Fund shares must be paid in full in order for you to redeem them and receive proceeds. If the shares you wish to sell were a recent purchase by check or telephone, The Commerce Funds can delay the subsequent payment of sales proceeds up to 15 days after the check or telephone payment is received. This does not apply if Fund shares were purchased by federal wire.

                  WHAT IF I WANT TO REINVEST SALES PROCEEDS?

  You may reinvest all or any portion of your redemption proceeds in shares of any Fund within 60 days of your redemption without a sales charge. Institutional Shares will be purchased at a price equal to the net asset value per share next determined after the Transfer Agent receives a reinvestment order and payment in proper form.

  If you wish to use the Redemption Reinvestment Privilege, you must submit a written reinvestment request to the Transfer Agent stating that you are eligible to use the feature.

  Generally, using the Redemption Reinvestment Privilege will not affect any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinvestment may result in the loss being disallowed under Internal Revenue Service "wash sale" rules.

                      DIVIDEND AND DISTRIBUTION POLICIES

   AS A FUND SHAREOWNER, YOU ARE ENTITLED TO ANY DIVIDENDS AND DISTRIBUTIONS
                                    ARISING
          FROM NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS.

  The Short-Term Government and Bond Funds declare dividends daily and distribute dividends on or about the last Business Day of the current month. The Balanced, Growth and Income and Growth Funds declare and distribute dividends quarterly. The MidCap and International Equity Funds declare and distribute dividends annually. Each Fund declares and distributes net realized capital gains annually.

  For purchases by check, shares of the Short-Term Government and Bond Funds begin earning dividends and distributions on the next day after payment for the shares is received by the Transfer Agent. In the case of the Balanced, Growth and Income, Growth, MidCap and International Equity Funds, if you are a shareowner of record on the record date, you are eligible to receive such dividend or distribution.

 YOU CAN CHOOSE A DISTRIBUTION OPTION FOR DIVIDENDS AND CAPITAL GAINS:

    (1) reinvest all dividend and capital gain distributions in additional Fund Institutional Shares without a sales charge;

    (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Institutional Shares without a sales charge;

    (3) receive all dividend and capital gain distributions in cash; or

    (4) have all dividend and capital gain distributions deposited directly into a designated checking account.

  If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Institutional Shares of the same Fund without a sales charge. For your protection, if you elect to have distributions mailed to you which cannot be delivered, they will be reinvested in additional Institutional Shares of the same Fund without a sales charge.

  You may invest dividend or capital gain distributions from one Fund in Shares of the corresponding class of another Fund of The Commerce Funds or in Shares of the National Tax-Free Bond or Missouri Tax-Free Bond Funds. There is no sales charge on purchases made through the Cross Reinvestment Privilege; however, both Fund accounts must be established at the minimum initial investment requirement and have identical account registration. Cross Reinvestment Privileges do not apply to the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund") described below under "Can I Exchange My Investment From One Commerce Fund To Another." Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as investment advisor for the Money Market Fund.

  Your election to reinvest the distributions paid by a Fund in additional Institutional Shares of the Fund or any other Fund of The Commerce Funds will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareowner and then used to purchase shares of the Fund or another Fund of The Commerce Funds.

  To change your distribution option, contact The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 31.

  The change will become effective after it is received and processed by the Transfer Agent.

                      SHAREOWNER FEATURES AND PRIVILEGES

               THE COMMERCE FUNDS PROVIDES A VARIETY OF WAYS TO
                MAKE MANAGING YOUR INVESTMENTS MORE CONVENIENT.

  Some or all of the following features as well as others described in this Prospectus may have different conditions imposed on them in addition to those described in this Prospectus. Consult your investment representative or contact The Commerce Funds as described in "How Can I Contact The Commerce Funds?" on page 31 for more information.

                  CAN I USE THE FUNDS IN MY RETIREMENT PLAN?

  The Commerce Funds makes available: (1) individual retirement accounts ("IRAs"), including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"); (2) Keogh plans; (3) corporate retirement plans; (4) public employer deferred compensation plans; and (5) profit sharing plans (including 401(k) plans) and money-purchase plans.

  YOUR INVESTMENTS GROW TAX DEFERRED UNTIL WITHDRAWAL AT RETIREMENT, AND IN MANY CASES THE INITIAL INVESTMENT IS TAX DEDUCTIBLE.

  Information concerning these plans is available through The Commerce Funds Shareowner Services or your investment representative.

           WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

  DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR INTERVALS. BECAUSE MORE SHARES ARE PURCHASED DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE PURCHASED WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED.

  In order to be effective, Dollar Cost Averaging should be followed on a regular basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through Dollar Cost Averaging on your own or through the Automatic Investment feature described above.

  The Automatic Investment feature lets you transfer money from your checking account into your Fund account automatically on the date you specify in any month you choose. The Automatic Investment Feature is one way to use Dollar Cost Averaging to invest (see below). Only checking accounts at U.S. financial institutions which permit automatic withdrawals through the Automated Clearing House are eligible. Check with your bank or financial institution to determine eligibility.

  To establish an Automatic Investment account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the account application or send a subsequent written request with an appropriate SIGNATURE GUARANTEE.

  You may change the amount of purchase or cancel this feature at any time by mailing written notification to The Commerce Funds at the address set forth in "How Can I Contact The Commerce Funds?" on page 31.

  Notification will be effective three Business Days following receipt. The Commerce Funds may modify or terminate this feature at any time or charge a service fee, although no such fee is currently contemplated.

        CAN I EXCHANGE MY INVESTMENT FROM ONE COMMERCE FUND TO ANOTHER?

  As a shareowner, you have the privilege of exchanging your shares for Institutional Shares of another Fund of The Commerce Funds that offers Institutional Shares. Exchanges may also be made to or from the National Tax-Free Bond Fund, the Missouri Tax-Free Bond Fund and the Goldman Sachs-- Institutional Liquid Assets Prime Obligations Portfolio. NO ADDITIONAL SALES CHARGE IS IMPOSED WHEN EXCHANGING INSTITUTIONAL SHARES OF A FUND FOR INSTITUTIONAL SHARES OF ANOTHER FUND OFFERED BY THE COMMERCE FUNDS.

  You can exchange Institutional Shares of one Fund for Institutional Shares in another Fund within The Commerce Funds family that may be legally sold in your state of residence by writing or calling The Commerce Funds as described under "How To Sell Institutional Shares" on page 38. The Exchange Privilege is automatic for all shareowners unless declined on an account application. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is made. See the section below regarding telephone transactions for a description of The Commerce Funds' policy regarding responsibility for telephone instructions. Institutional Shares purchased by check may not be exchanged until the check has cleared.

  Institutional Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described on page 31. Before using this feature, you should consider carefully the investment objective, policies, risks and expenses of the acquired Fund, as described in such Fund's prospectus. You can request a current Prospectus from your investment representative or by contacting The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 31.

  In addition to free automatic exchanges pursuant to the Automatic Exchange feature discussed below, five free exchanges are permitted in each twelve-month period. Additional exchanges may be subject to a $5 exchange fee.

  The Commerce Funds reserve the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the Exchange Privilege will be given to shareowners except where notice is not required under the regulations of the SEC.

  An exchange may result in a taxable gain or loss. Any sales charge paid on the original purchase cannot be taken into account in determining such gain or loss if the exchange occurs within ninety (90) days after the original purchase of shares and no sales charge is imposed on such exchange.

                   CAN I HAVE EXCHANGES MADE AUTOMATICALLY?

  You may request on your account application that a specified dollar amount of Institutional Shares at net asset value be automatically exchanged for Institutional Shares of any other Fund of The Commerce Funds that offers Institutional Shares. No sales charge is imposed on exchanges. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: The minimum dollar amount for automatic exchanges must be at least $250 per month. In addition, the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement. The names, addresses and taxpayer identification number for the shareowner accounts of the exchanged and acquired Funds must be identical. You should consider the investment objective, policies, risks and expenses of the acquired Fund, as described in such Fund's prospectus, before establishing an automatic exchange into that Fund.

          CAN I REINVEST DIVIDENDS FROM ONE COMMERCE FUND IN ANOTHER?

  YOU MAY ELECT TO HAVE YOUR DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR BOTH RECEIVED FROM A NON-RETIREMENT FUND ACCOUNT AUTOMATICALLY INVESTED IN ADDITIONAL INSTITUTIONAL SHARES OF ANY OTHER INVESTMENT PORTFOLIO OF THE COMMERCE FUNDS THAT OFFERS INSTITUTIONAL SHARES IN WHICH YOU CURRENTLY MAINTAIN AN OPEN NON-RETIREMENT ACCOUNT. To participate in this program, check the appropriate box and supply the necessary information on the account application or in a subsequent written request.

  Dividend reinvestments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

  The distribution must exceed $50 in order to use this feature. You should consider carefully the investment objective, policies and applicable fees of the acquired Fund before using this feature.

              HOW DO I OBTAIN OTHER INFORMATION ABOUT MY ACCOUNT?

  Contact The Commerce Funds Shareowner Services or your investment representative for account information such as current balance, account transactions, distributions, and other applicable information.

                     CAN I MAKE TRANSACTIONS BY TELEPHONE?

  YOU MAY AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO MAKE ADDITIONAL INVESTMENTS IN OR REDEEM SHARES FROM AN ESTABLISHED ACCOUNT IF THIS FEATURE WAS SELECTED ON THE ACCOUNT APPLICATION OR IN A SUBSEQUENT WRITTEN REQUEST. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY TO OR FROM YOUR CHECKING OR MONEY MARKET ACCOUNT AND YOUR FUND ACCOUNT BY CALLING THE COMMERCE FUNDS SHAREOWNER SERVICES AT THE TELEPHONE NUMBER SET FORTH IN "HOW CAN I CONTACT THE COMMERCE FUNDS?" ON PAGE 31.

  Telephone purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Proceeds from sales of Institutional Shares will be deposited into your Commerce checking or money market account generally two business days after the redemption request is received. You may also request receipt of your redemption proceeds by check, which will only be sent to the registered owner of your account and only to the address of record. If you should experience difficulty in redeeming shares by telephone (e.g., because of unusual market activity), you are urged to consider redeeming your Institutional Shares by mail or in person.

  You should note that the Transfer Agent may act upon a telephone purchase or redemption request from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which the account is registered, the account number, recent transactions in the account, or the account holder's tax identification number, address or bank). To the extent that The Commerce Funds fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  The Commerce Funds may modify this feature at any time or charge a service fee upon notice to shareowners. No such fee is currently contemplated.

                     CAN I ARRANGE AUTOMATIC WITHDRAWALS?

  IF YOU ARE A SHAREOWNER WITH AN ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $100 OR MORE FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL FEATURE.

  At your option, monthly withdrawals may be made on either the first or fifteenth day of the month and quarterly, semi-annual and annual withdrawals will be made on either the first or fifteenth day of the month(s) selected. To participate in this feature, check the appropriate box and supply the necessary information on the account application or in a subsequent written request. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge imposed on the Funds. This feature may be suspended should the value of your account fall below $500.

                      THE BUSINESS OF THE COMMERCE FUNDS

                               BOARD OF TRUSTEES

  The business affairs of The Commerce Funds are managed under the general supervision of the Board of Trustees. Information about the Trustees and officers of The Commerce Funds is included in the Statement of Additional Information.

                               SERVICE PROVIDERS

                               ----------------

                              INVESTMENT ADVISOR
                      COMMERCE BANK, N.A. (ST. LOUIS) AND
                       COMMERCE BANK, N.A. (KANSAS CITY)
                                (THE "ADVISOR")

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as Advisor for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio.

                                  SUB-ADVISOR
                    ROWE PRICE-FLEMING INTERNATIONAL, INC.
                    ("PRICE-FLEMING" OR THE "SUB-ADVISOR")

  Price-Fleming serves as Sub-Advisor to the International Equity Fund. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

                                 ADMINISTRATOR
                        GOLDMAN SACHS ASSET MANAGEMENT
                        ("GSAM" OR THE "ADMINISTRATOR")

  GSAM serves as Administrator of each of the Funds. GSAM is located at One New York Plaza, New York, New York 10004.

                                  DISTRIBUTOR
                             GOLDMAN, SACHS & CO.
                       ("GOLDMAN" OR THE "DISTRIBUTOR")

  Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman, is located at 85 Broad Street, New York, New York 10004.

                                TRANSFER AGENT
                      STATE STREET BANK AND TRUST COMPANY
                            (THE "TRANSFER AGENT")

  State Street Bank and Trust Company ("State Street Bank") has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"), which maintains the account records of all shareowners in the Funds and administers the distribution of income earned as a result of investing in the Funds. State Street Bank is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 1004 Baltimore Street, Kansas City, Missouri 64105.

                                   CUSTODIAN
                      STATE STREET BANK AND TRUST COMPANY
                               (THE "CUSTODIAN")

  State Street Bank and Trust Company also serves as the Custodian of each of the Funds.

MORE ABOUT THE ADVISOR

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City), each a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company, serve as the investment advisor to each Fund. Commerce Bank, N.A. (St. Louis) is located at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and Commerce Bank, N.A. (Kansas City) is located at 922 Walnut Street, Kansas City, Missouri 64106. Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) (or its predecessor organizations) have each provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 1996, the Advisor provided investment management and advisory services for assets aggregating approximately $5.4 billion. As of the same date, Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City) and their affiliates had in the aggregate $6.5 billion in assets under management.

  In the Advisory Agreement with The Commerce Funds, the Advisor has agreed to manage each Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund's securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive a fee calculated as a percentage of the Funds' average daily net assets as stated below:

                                                                       STATED
                                                                     ANNUAL RATE
                                                                     -----------
      Short-Term Government Fund....................................    0.50%
      Bond Fund.....................................................    0.50%
      Balanced Fund.................................................    1.00%
      Growth and Income Fund........................................    0.75%
      Growth Fund...................................................    0.75%
      MidCap Fund...................................................    0.75%
      International Equity Fund.....................................    1.50%

  The Advisor may agree to voluntarily waive its fees in whole or in part with respect to any particular Fund. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees otherwise payable by the Short-Term Government and Balanced Funds during the current fiscal year so that the advisory fees payable by such Funds will not exceed 0.30% and 0.75% of the average daily net assets of each respective Fund. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees otherwise payable by the International Equity Fund during the current fiscal year so that advisory fees payable by the Fund will not exceed an annual rate of 0.90% of the first $20 million of average daily net assets, 0.75% of the next $30 million of average daily net assets and 0.65% of average daily net assets over $50 million. However, should the total fund operating expenses of the International Equity Fund fall below 1.72%, the Advisor will reduce its waiver of investment advisory fees by the difference between actual total fund operating expenses and 1.72%.

  For the fiscal year ended October 31, 1996, the Advisor received advisory fees (after fee waivers) at the following effective annual rates:

      Short-Term Government Fund........................................... .30%
      Bond Fund............................................................ .50%
      Balanced Fund........................................................ .75%
      Growth and Income Fund (a)........................................... n/a
      Growth Fund.......................................................... .75%
      MidCap Fund.......................................................... .75%
      International Equity Fund............................................ .83%

--------
(a) Fund not operational as of October 31, 1996

  Scott M. Colbert, CFA and Vice President, is the person primarily responsible for the day-to-day management of the Short-Term Government and Bond Funds. Mr. Colbert joined the Investment Management Group of Commerce Bank, N.A. (St. Louis) in 1993. He served as a portfolio manager for Armco Investment Management, Inc. from 1987-1993, managing fixed-income investments for employee benefit, insurance and endowment funds.

  John Bartlett, CFA and Vice President and Senior Portfolio Manager, is the person primarily responsible for the day-to-day management of the Growth and Income Fund's investments. Mr. Bartlett joined Commerce Bank, N.A. (St. Louis) in 1991. Prior to that time, Mr. Bartlett was Institutional Portfolio Manager and Vice President of Boatmens' Trust Company in St. Louis, Missouri.

  Joseph C. Williams III, CFA and Vice President, is the person primarily responsible for the day-to-day management of the Growth Fund's investments. Mr. Williams joined Commerce Bank, N.A. (Kansas City) in 1975 and became a member of its Investment Management Group in 1977.

  Joseph C. Williams III and Scott M. Colbert are the persons primarily responsible for the day-to-day management of the equity and fixed-income portions, respectively, of the Balanced Fund's investments.

  Paul D. Cox, CFA, CIC and Vice President, is the person primarily responsible for the day-to-day management of the MidCap Fund. Mr. Cox joined the Investment Management Group of Commerce Bank, N.A. (St. Louis) in 1989. Mr. Cox came to Commerce Bank from Robert Murray Partners, Inc. where he was a securities analyst and portfolio manager.

  The Advisory Agreement authorizes the Advisor to engage a sub-advisor to assist it in the performance of its services. Pursuant to such authorization, the Advisor has appointed Rowe Price-Fleming International, Inc. as Sub-Advisor to the International Equity Fund.

MORE ABOUT ROWE PRICE-FLEMING INTERNATIONAL, INC.

  Price-Fleming, as sub-advisor, manages the investment assets of the International Equity Fund. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings").

  T. Rowe Price was incorporated in Maryland in 1947 as successor of the investment counseling business founded by the late Thomas Rowe Price, Jr. in 1937. Flemings was incorporated in 1974 in the

United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Johannesburg, Bangkok, Bombay, Jakarta, Singapore, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, and Taipei. As of December 31, 1996, T. Rowe Price and its affiliates managed more than $95 billion of assets and Flemings managed the U.S. equivalent of approximately $25 billion of assets.

  The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  The International Equity Fund is managed by an investment advisory group that has day-to-day responsibility for managing the International Equity Fund and developing and executing the Fund's investment program. The Fund's advisory group is composed of the following members: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Mark J. T. Edwards, John R. Ford, James B. M. Seddon, Benedict R. F. Thomas and David J. L. Warren.

  Martin Wade joined Price-Fleming in 1979 and has 28 years of experience with Fleming Group (Fleming Group includes Flemings and/or Jardine Fleming) in research, client service and investment management. Peter Askew joined Price-Fleming in 1988 and has 22 years of experience managing multicurrency fixed income portfolios.

  Christopher Alderson joined Price-Fleming in 1988 and has ten years of experience with the Fleming Group in research and portfolio management. Mark Edwards joined Price-Fleming in 1986 and has 16 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 17 years of experience with Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has eight years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 17 years of experience in equity research, fixed income research and portfolio management.

  The Board of Trustees of The Commerce Funds has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of the Fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the Fund.

  For the services provided and expenses assumed under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a monthly management fee at an annual rate of 0.75% of the first $20 million of the Fund's average daily net assets; 0.60% of the next $30 million of average daily net assets; and 0.50% of average daily net assets above $50 million. For the fiscal year ended October 31, 1996, Price-Fleming received advisory fees at the effective annual rate of 0.68% of the International Equity Fund's average daily net assets.

MORE ABOUT THE ADMINISTRATOR

  Goldman Sachs Asset Management is the Administrator for the Funds. GSAM is a separate operating division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds' Custodian, Transfer Agent, Advisor and any Sub-Advisor), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 1996, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund (except the Growth and Income Fund, which was not operational during fiscal year).

                   SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

  Pursuant to a Shareholder Administrative Services Plan ("Services Plan") adopted by its Board of Trustees, The Commerce Funds may enter into agreements ("Servicing Agreements") with service organizations such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render shareowner administrative support services for their customers who beneficially own Institutional shares of the Funds. Such services, which are described more fully in the Statement of Additional information, may include processing purchase and redemption requests from customers, placing net purchase and redemption orders with the Distributor, processing, among other things, distribution payments from The Commerce Funds, providing necessary personnel and facilities to establish and maintain customer accounts and records and providing information periodically to customers showing their positions in Fund shares.

  For these services, the Service Organizations will be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Institutional shares held by such Service Organizations for the benefit of their customers. The Service Organizations are required to provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Institutional shares.

  For the fiscal year ended October 31, 1996, the Trust on behalf of the Short-Term Government Fund, Bond Fund, Balanced Fund, Growth Fund, MidCap Fund and International Equity Fund paid fees at the annual rates of .02%, .01%,
 .01%, .02%, .01%, and .01%, respectively, of each Fund's average daily net assets attributable to Institutional Shares of the Funds, to Service Organizations. For the fiscal year ended October 31, 1996, no fees were paid on behalf of the Growth and Income Fund to Service Organizations.

  Conflict of interest restrictions may apply to the receipt of compensation paid by The Commerce Funds to a Service Organization in connection with the investment of fiduciary funds in Fund shares. Banks and other institutions regulated by the Comptroller of the Currency or other federal or state bank regulatory agencies, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Shareowner Servicing Agreements.

                                   EXPENSES

  Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service providers bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations.

  As stated in the "Summary of Expenses," the Advisor intends to voluntarily waive a portion of the advisory fees and/or reimburse expenses for the Short-Term Government, Bond, Balanced, Growth and Income, Growth and International Equity Funds during the current fiscal year. The result of such fee waivers and expense reimbursements, which may be reduced or discontinued at any time, will be to increase the performance of such Funds during the periods for which they are made.

                                TAX INFORMATION

     AS WITH ANY INVESTMENT YOU SHOULD CONSIDER THE TAX IMPLICATIONS OF AN
                           INVESTMENT IN A FUND. YOU
    SHOULD CONSULT YOUR TAX ADVISOR WITH SPECIFIC REFERENCE TO YOUR OWN TAX
                                  SITUATION.

  The following is only a short summary of the important tax considerations generally affecting the Funds and their shareowners. Each Fund will send written notices to shareowners annually regarding the tax status of distributions made by the Fund. You should save your regular account statements because they contain information you will need to calculate your capital gains or losses upon your sale or exchange of shares in a Fund.

  Federal Taxes. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), with the result that to the extent a Fund's earnings are distributed to shareowners as required by the Code, the Fund itself generally is not required to pay federal income taxes.

  To satisfy various requirements in the Code, each Fund expects to distribute virtually all its net income each year. Dividends derived from Fund income other than net capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) will be taxable to you as ordinary income, whether the dividends are paid in cash or reinvested in Fund shares.

  Dividends derived from Fund net capital gains ("capital gain dividends") will be taxable to you as a long-term capital gain regardless of how long you hold Fund shares, whether such gains were recognized by the Fund before you acquired shares of the Fund, and whether the capital gain dividends are paid in cash or reinvested in Fund shares.

  If you are considering buying shares of a Fund on or just before the record date of a dividend, you should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to you.

  Any dividends declared in October, November or December with a record date before the end of the year will be deemed for tax purposes to have been paid by the Fund and received by you in that year, so long as the dividends are actually paid on or before January 31 of the following year.

  You will recognize a taxable capital gain or loss when redeeming or exchanging your shares (or in using the Automatic Withdrawal feature to direct reinvestments), to the extent of any difference between the price at which the shares are sold or exchanged and the price or prices at which the shares were originally purchased for cash or under the dividend reinvestment plan. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

  Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other income taxes. The International Equity Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it as paid by its shareowners. Should the Fund make that election, a pro rata portion of such foreign taxes paid by the Fund will constitute income to you (in addition to taxable dividends actually received by you), and you may be entitled to claim an offsetting tax credit or itemized deduction for that amount of foreign taxes.

  Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends paid to any investor (i) who has provided an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed to certify to the Fund, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

  Other State and Local Taxes. You should consult your tax advisor regarding state and local tax consequences which may differ from the federal tax consequences described above.

                          HOW PERFORMANCE IS MEASURED

  A FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD AS DISCUSSED BELOW. PERFORMANCE INFORMATION
                                      IS
          HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE RESULTS.

  From time to time, each Fund's total return, aggregate total return and yield may be quoted in advertisements. The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., as well as to indices such as the Dow Jones Industrial Average, various indices of Standard & Poor's, Lipper, Merrill Lynch, Salomon Brothers, Lehman Brothers, Wilshire, Morgan Stanley and the Consumer Price Index. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, Morningstar, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

  Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareowners for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by The Commerce Funds directly to its customers in connection with investments in the Funds will not be included in the Funds' calculations of performance data. The methods used to compute the Fund's yield and total return are described in more detail in the Statement of Additional information.

  The Funds calculate their total return on an "average annual total return" basis for various periods from the date a Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect the sales charge imposed by the Funds and changes in the price of a Fund's shares and assume that dividend and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations. The Funds may also advertise quotations of total return that do not reflect the sales charge imposed on the purchase of Fund shares. Quotations which do not reflect sales charges will, of course, be higher than quotations which do reflect sales charges.

  The yield of the Short-Term Government and Bond Funds are computed based on the Fund's net income during a specified 30-day period. More specifically, a Fund's yield is computed by dividing its per share net income during the relevant period by the per share maximum public offering price on the last day of the period and annualizing the result on a semi-annual basis.

  Each Fund's total return and yield will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return and yield calculations with respect to each class of shares for the same period will differ.

                               OTHER INFORMATION

                THE COMMERCE FUNDS IS A DELAWARE BUSINESS TRUST
                    THAT WAS ORGANIZED ON FEBRUARY 7, 1994.

ABOUT THE COMMERCE FUNDS

  THE COMMERCE FUNDS' TRUST INSTRUMENT AUTHORIZES THE BOARD OF TRUSTEES TO ISSUE AN UNLIMITED NUMBER OF FULL AND FRACTIONAL SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, OF ONE OR MORE SERIES OF SHARES (OR CLASSES THEREOF) AS THE TRUSTEES MAY FROM TIME TO TIME CREATE AND ESTABLISH. PURSUANT TO SUCH AUTHORITY, THE BOARD OF TRUSTEES HAS AUTHORIZED THE ISSUANCE OF AN UNLIMITED NUMBER OF SHARES IN EACH

SERIES, REPRESENTING INTERESTS IN NINE DIFFERENT FUNDS: THE SHORT-TERM GOVERNMENT, BOND, BALANCED, GROWTH AND INCOME, GROWTH, MIDCAP, INTERNATIONAL EQUITY, NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS. EACH OF THE FOREGOING FUNDS, EXCEPT THE NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS, OFFERS TWO CLASSES OF SHARES: INSTITUTIONAL SHARES AND SERVICE SHARES. THE NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS EACH OFFER ONLY ONE CLASS OF SHARES. FOR INFORMATION REGARDING THE FUNDS' SERVICE SHARES AND THE NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS, WHICH ARE OFFERED IN SEPARATE PROSPECTUSES, CONTACT THE COMMERCE FUNDS AT 1-800-305-2140.

  Shares of each class of a Fund bear their pro rata portion of all operating expenses paid by the Fund except that Service Shares bear the payments made under the Distribution Plan and Shareholder Administrative Services Plan applicable only to Service Shares at annual rates not to exceed 0.25% and 0.25%, respectively, of the average daily net asset value of Service Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds, and that Institutional Shares bear the payments made under the Shareholder Administrative Services Plan applicable only to Institutional Shares, at an annual rate not to exceed 0.25% of average daily net assets of Institutional Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds. Service Shares are sold primarily to retail investors. Institutional Shares are offered primarily to investors maintaining qualified accounts in the trust departments of affiliates and correspondent banks of Commerce Bancshares, Inc., to participants in employer-sponsored defined contribution plans administered by Commerce Bancshares, Inc. and to shareholders who have existing accounts in Institutional Shares on the date of this Prospectus. The differences in expenses paid by each class of shares will affect their performance.

  Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in this Prospectus will be fully paid and non-assessable.

  Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

VOTING RIGHTS

  SHAREOWNERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, except when required by the 1940 Act or when the Board of Trustees has determined a matter effects the interests of more than one series, all shares shall be voted separately by individual series. The Board of Trustees may also determine that a matter affects only the interests of one or more classes of a series in which case any such matter shall be voted on by such class or classes.

  The Commerce Funds does not presently intend to hold annual meetings of shareowners to elect Trustees or for other business. Shareowner meetings will be held when required by the 1940 Act or other applicable law.

  Under certain circumstances, shareowners have the right to call a shareowner meeting. Such meetings will be held when requested by the shareowners of 10% or more of The Commerce Funds' outstanding shares of beneficial interest. The Commerce Funds will assist in shareowner communications in such matters to the extent required by law and The Commerce Funds' undertaking with the Securities and Exchange Commission. Voting rights are not cumulative, and accordingly the owners of more than 50% of the aggregate shares of The Commerce Funds may elect all of the Trustees irrespective of the vote of the other shareowners.

  As of February 7, 1997, the Advisor and their affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to 90%, 86%, 77%, 79%, 83% and 92% of the outstanding shares of the Short-Term Government, Bond, Balanced, Growth, MidCap and International Equity Funds, respectively, and therefore may be deemed to be a controlling person of The Commerce Funds for purposes of the 1940 Act.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of The Commerce Funds or of a particular Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of The Commerce Funds or such Fund, or (b) 67% or more of the shares of The Commerce Funds or such Fund present at a meeting if more than 50% of the outstanding shares of The Commerce Funds or such Fund are represented at a meeting in person or by proxy.

SHAREOWNER REPORTS

  Shareowners of record will be provided each year with a semi-annual report showing each Fund's investments and other information as of April 30 and, after the close of The Commerce Funds' fiscal year on October 31, with an annual report containing audited financial statements.

INQUIRIES

  We welcome any inquiries you may have regarding The Commerce Funds. Please consult your investment representative or call our toll-free service and information number indicated on page 31.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMMERCE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMMERCE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Not to be used for Individual Retirement Accounts-- For an IRA application, call Shareowner Services at 1-800-305-2140 or call the Transfer Agent at 1-800-995-6365
                                       Account # ______________________________

                                       Order # ________________________________


ACCOUNT APPLICATION FORM               [LOGO] COMMERCE FUNDS(TM)
--------------------------------------------------------------------------------
THIS ACCOUNT          The Commerce Funds c/o Shareowner Services P.O. Box
APPLICATION FORM      16931 St. Louis, MO 63105
SHOULD BE             For additional information call 1-800-305-2140
FORWARDED PROMPTLY                                            Date: ___________
TO:

--------------------------------------------------------------------------------
1. ACCOUNT REGISTRATION

                      Please Print
                      INDIVIDUAL

                      ---------------------------------------   ---------------
                      First NameInitialLast Name(Birthdate)     SS# or Tax ID#

                      JOINT TENANTS
                      The account will be registered as "Joint Tenants with Right of Survivorship" unless otherwise specified.

                      ---------------------------------------   ---------------
                      First NameInitialLast Name(Birthdate)     SS# or Tax ID#

                      ---------------------------------------   ---------------
                      First NameInitialLast Name(Birthdate)     SS# or Tax ID#

                      TRANSFER ON DEATH

                      -----------------------    -----------    ---------------
                      NameDate of Birth                         SS#

                      GIFT TO MINORS

                      ---------------------------------------------------------
                      Custodian's Name (Only one can be named)

                      ---------------------------------------   ---------------
                      Minor's Name (Only one)                   SS#

                      Under the __ (State of Residence) Uniform Gift to
                      Minors Act

 ADDITIONAL DOCUMENTATION
 MAY BE REQUIRED

                      CORPORATION, TRUST, OR OTHER ENTITY

                      ---------------------------------------   ---------------
                      Name of Corporation, Trust or other           Tax ID#
                      Non-Person Entity

                      ---------------------------------------------------------
                      Attention

                      ---------------------------------------------------------
                      Date of Trust Instrument:Name of Beneficiary (If to be included in the registration)

                      ---------------------------------------------------------
                      Name(s) of Trustee(s) (If to be included in the registration)

--------------------------------------------------------------------------------
                                                            (  )
2. MAILING ADDRESS    -----------------------------------   -------------------
                      Street                                Daytime Phone

                      ---------------------------------------------------------
                      City            State            Zip Code

--------------------------------------------------------------------------------
3. TO PURCHASE SHARES  Check appropriate boxes:




  $1000 MINIMUM PER    [_]Short Term     $_______   [_]Growth and  $_______
  FUND ($250 MINIMUM   Government         Amount    Income          Amount
  FOR SUBSEQUENT         #336
  INVESTMENTS)         [_]Bond           $_______   [_]MidCap      $_______
                         #333             Amount      #339          Amount
                       [_]Balanced       $_______   [_]International$_______
                         #338             Amount      Equity        Amount

                       [_]Growth         $_______     #340
                         #337             Amount

                       [_]A check (payable to "The Commerce Funds") for $___ is
                       enclosed.
                       [_]I/wecertify that I/we am/are an entity exempt from
                         the sales charge according to the "How To Buy Shares"
                         section in the Prospectus and I/we am/are, therefore, entitled to purchase Fund shares at net asset value.
                         By checking this box, the undersigned agrees that
                         I/we will notify Commerce Funds Shareowner Services
                         at or prior to purchase if I/we am/are no longer in
                         one of the categories of eligible investors.
                         Reason for exemption ________________________________.
--------------------------------------------------------------------------------
4. DIVIDEND AND        See "Dividend and Distribution Policies" in the
   DISTRIBUTION        Prospectus
   OPTIONS             Choose how you wish to receive dividends. If no boxes
                         are checked, Option A will be assigned.

                       A. [_] Reinvest all dividends and capital gains.
                       B. [_] Receive dividends in cash and reinvest capital
                          gains (Complete cash dividend section below.)
                       C. [_] Receive all dividends and capital gains in cash
                           (Complete cash dividend section below.)
                       D. [_] All dividends and capital gains reinvested in
                           another Commerce Fund account. (See Prospectus regarding limitations on this privilege.)

                       Fund Name _________________  Account Number ____________
                       Please send cash dividends to:
                       [_] Account registration address.     [_]Deposit to bank
                                                               (attach voided
                                                               check/deposit
                                                               slip)

                       [_] Check to special payee as follows: (SIGNATURE
                         GUARANTEE required. See Section 13 of this Form.)
                       Name of Payee ________________  Account No. (if
                                                         applicable) __________
                       Street Address _________________________________________
                       City _____________________________ State ____ Zip ______

--------------------------------------------------------------------------------
5. RIGHT OF ACCUMULATION
                       See "How To Buy Shares" in the Prospectus

                       Cumulative quantity discounts are applicable if a shareowner's current value of existing shares of a Fund alone or in combination with shares of any other Fund described in the Prospectus on which a sales charge was paid, total the requisite amount for receiving a discount ($100,000 minimum) as described in the accompanying Prospectus. Below are listed all the accounts (account name, Fund and number) which should be aggregated for a right of accumulation.

                       Name _____________ Name _____________ Name _____________
                       Fund _____________ Fund _____________ Fund _____________
                       Acct No. _________ Acct No. _________ Acct No. _________

--------------------------------------------------------------------------------
6. LETTER OF INTENT    See "How To Buy Shares" in the Prospectus

                       Although not obligated to do so, it is the undersigned's intention to invest, over a 13-month period from this date, in shares of a Fund alone or in combination with shares of any other Fund, on which a sales charge was paid, described in the Prospectus which qualify for a quantity discount as described in the accompanying Prospectus, in an amount that will equal or exceed:
                        [_] $100,000 [_] $250,000 [_] $500,000 [_] $1,000,000
                       I/we agree to the Letter of Intent and Escrow Agreement described in the accompanying Prospectus under "How to Buy Shares--Letter of Intent" and incorporated by reference herein.

--------------------------------------------------------------------------------
7. AUTOMATIC INVESTMENT PLAN (ATTACH VOIDED CHECK OR DEPOSIT SLIP)

                      See "What is Dollar Cost Averaging and How Can I
                       Implement It?" in the Prospectus

                      Beginning on the      day of these months: J F M A M J J
                      A S O N D (circle all months that apply), I/We authorize State Street Bank (the custodian for a Fund) to debit the amount requested below from my/our bank account for investment in a Fund. I/We understand that my/our participation in the Automatic Investment Plan is subject to the terms and conditions of such plan as amended from time to time.

                      ---------------------------------------------------------
                      Amount of each monthly investment            Name of Fund
                      (minimum $75/Quarter)

                      ---------------------------------------------------------
                      Amount of each monthly investment            Name of Fund
                      (minimum $75/Quarter)

                      ---------------------------------------------------------
                      Authorized Signature (as shown on bank records)

                      ---------------------------------------------------------
                      Authorized Signature (if joint bank account both sign)
--------------------------------------------------------------------------------

8. FOR TELEPHONE
   PURCHASE/REDEMPTION,
   THIS SECTION MUST
   BE COMPLETED
                      See "How To Buy Shares" or "How To Sell Shares" in the
                       Prospectus

                      [_] The Commerce Funds and its agent is hereby authorized
                        to honor telephone, telegraphic, or other instructions, without SIGNATURE GUARANTEE, from any person for the redemption of shares for the above account, without an obligation on behalf of The Commerce Funds or its agent, to verify that such person is the shareowner of record or authorized to give purchase/redemption instructions, provided proceeds are sent by federal wire (minimum $1,000) or electronic funds transfer to/from the bank account indicated on your voided check or deposit slip or mailed to the account registration address. Neither a Fund nor its agent shall be liable for telephone purchases or redemptions or for payments made to any unauthorized account for instructions reasonably believed to be genuine. The Commerce Funds will employ reasonable procedures to confirm that such instructions given are genuine.

--------------------------------------------------------------------------------

9. TELEPHONE EXCHANGE See "Can I Exchange My Investment From One Commerce Fund
                       To Another?" in the Prospectus

                      Exchange Privilege (you will have this privilege unless
                       declined)

                      [_] I/We DO NOT wish to authorize telephone exchanges.

--------------------------------------------------------------------------------

10. AUTOMATIC EXCHANGES
    (ATTACH VOIDED CHECK
    OR DEPOSIT SLIP)

                      See "Can I Have Exchanges Made Automatically?" in the Prospectus

                      The originating Fund's balance must be at least $1,000 after the exchange and the receiving Fund's minimum investment must be met. Exchanges will take place each month after such exchanges commence until terminated.

                      I/We hereby authorize automatic exchanges of $____ (exact dollars--$250 minimum) into my/our identically registered account:

                      Exchange  __________________________________  (Name of
                      from                                          Fund)
                         to     __________________________________  (Name of
                      Account No. (if known) _____________________  Fund)
                      Please make exchanges on the    day beginning the month
                      of             .
                      -------------------------     -------------------------
                      Bank Name                     Account Number
                      ---------------------------------------------------------
                      Bank Street Address          City        State      Zip
                      Code
                      -------------------------     -------------------------
                      ABA Routing Number            Name on Account

--------------------------------------------------------------------------------
11. DUPLICATE MAILINGS
                      [_]Check the box if you would like duplicate
                        confirmations/statements sent to another address:

                        -------------------------------------------------
                        Name

                        -------------------------------------------------
                        Street Address          City       State     Zip

-------------------------------------------------------------------------------
12. AUTOMATIC WITHDRAWAL PLAN

                       Minimum account balance must be $5,000. Withdrawal minimum is $100.

                       Check One: [_] Monthly [_] Quarterly [_] Semi-Annual [_] Annual

                       Please make payments via (check one) [_] check [_] ACH (Bank must be ACH affiliated. Attach voided check). Payments made via check are withdrawn from your account on or about the 1st or 15th of a month for monthly withdrawals or the 15th of the month for quarterly/semi-annual/annual withdrawals. (I understand that I may change the date of redemption, via ACH, or the amount at any time in writing to the Fund at the address stated above.)

                       If withdrawal payments are to be made via ACH (attach voided check/deposit slip)
                       Please withdraw $        from my account on the
                       of the month.

                       Complete this section ONLY if check is to be made payable to person(s) other than the registered owner. SIGNATURE GUARANTEE required. (See Section 13 of this Form.)

                       --------------------------------------------------------
                       Name of check recipient      Address      CityStateZip

-------------------------------------------------------------------------------
13. TAXPAYER ID CERTIFICATION AND SIGNATUREAUTHORIZATION

                       1) The number shown on this Account Application Form is my/our correct Taxpayer Identification number, and 2) I/we am/are not subject to backup withholding because
                       (a) I/we am/are exempt from backup withholding, or (b) I/we have not been notified by the Internal Revenue Service (IRS) that I/we am/are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me/us that I/we am/are no longer subject to backup withholding.

                       You must cross out item (2) above if you have been notified by the IRS that you are currently subject to federal backup withholding because of under reporting interest or dividends on your federal tax return or if you have not been notified by the IRS that you are no longer subject to backup withholding.

                       I/we further certify that I/we am/are neither a citizen nor a resident of the United States for the purpose of the Internal Revenue Code. I/we am/are a resident of ___

                       NOTE: FAILURE TO COMPLETE THIS SECTION MAY RESULT IN
                       BACKUP WITHHOLDING     OF 31% OF ANY PAYMENTS MADE TO
                       YOU.

                       By checking only the appropriate box and signing below, I/we certify under penalties of perjury that:
                         [_] I/we do not have a taxpayer identification
                           number, but I/we have applied for or intend to apply for one. I/we understand that the required 31% withholding may apply before I/we provide such number and certifications, which should be provided within 60 days.
                       or [_] I/we am/are an exempt recipient.
                       or [_] I/we am/are neither a citizen nor a resident of
                          the United States for the purpose of the Internal Revenue Code. I/we am/are a resident of ________ .

                       Permanent Foreign Address:______________________________
                       ________________________________________________________
                       ________________________________________________________

                      ---------------------------------------------------------

 SIGNATURE AUTHORIZATION

                       By the execution of this Account Application Form, the undersigned represents and warrants that it has the full right, power and authority to make the investment applied for pursuant to this Form and is acting for itself or in some fiduciary capacity in making such investment.

                       THE UNDERSIGNED AFFIRMS THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS FOR THE FUND AND HAS REVIEWED THE SAME.

                       Sign Here:
                       --------------------------------------------------------
                       Signature                         Name (print) and Title

                       --------------------------------------------------------
                       Signature                         Name (print) and Title

                       SIGNATURE GUARANTEE REQUIRED ONLY IF A SPECIAL PAYEE/ADDRESS IS DESIGNATED UNDER ITEM #'S 4 AND 12. SEE "HOW TO SELL SHARES" IN THE PROSPECTUS.

                       --------------------------------------------------------
 SIGNATURE GUARANTEE   SIGNATURE GUARANTEE (IF REQUIRED)

-------------------------------------------------------------------------------
14. FOR DEALER ONLY    Investment dealer's signature is required for Automatic
                       Withdrawal Plan or Letter of Intent. If an Automatic
                       Withdrawal Plan is being opened, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.

                       --------------------------------------------------------
                       Branch Office Location Branch Number/Branch Phone

                       --------------------------------------------------------
                       Reg. Rep. NumberReg. Rep.'s Name

                       --------------------------------------------------------
                       Authorized Signature State  Zip


THE COMMERCE FUNDS DISCLOSURE STATEMENT (YOU MUST SIGN)

The account owner acknowledges that the account owner has read this disclosure statement and has been told and understands that:

 . shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City), their parent company or its affiliates, or any other bank

 . are not federally insured or guaranteed by the U.S. Government, Federal
  Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency

 . investment in the Funds involves investment risks, including possible loss of the principal amount invested

 . Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as the investment advisor to the Funds and receive compensation for such services as disclosed in the current prospectus

 . sales charges may apply.

Dated: _________________                             --------------------------
                                                             Signature

                                                     --------------------------
                                                             Signature

                           [LOGO] COMMERCE FUNDS(TM)

                                                   Filed pursuant to Rule 497(c)
                                     of the Securities Act of 1933, as amended.
                                                          33-80966 811-8598


                         [LOGO]COMMERCE FUNDS(TM)


                        THE NATIONAL TAX-FREE BOND FUND
                        THE MISSOURI TAX-FREE BOND FUND

                                 March 1, 1997

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

    To authorize the special features described in this prospectus or to obtain additional information about The Commerce Funds, you may:

    . Write to The Commerce Funds at:

     The Commerce Funds
     P.O. Box 16931
     St. Louis, MO 63105; or

    . Call The Commerce Funds transfer agent directly at 1-800-995-6365; or

    . Call The Commerce Funds Shareowner Services at 1-800-305-2140; or

    . Contact a registered investment representative at selected Commerce
      Bank branches; or

    . Contact your account administrator for specific information regarding your Investment Management Group Account.

                              THE COMMERCE FUNDS

  The Commerce Funds is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Commerce Funds currently consists of nine investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. However, only the National Tax-Free Bond and Missouri Tax-Free Bond Funds (individually, a "Fund" and collectively, the "Funds") are offered by this Prospectus. Under the 1940 Act, the National Tax-Free Bond Fund is classified as a diversified investment portfolio and the Missouri Tax-Free Bond Fund is classified as a non-diversified investment portfolio.

THE NATIONAL TAX-FREE BOND FUND seeks current income exempt from federal income tax consistent with the preservation of capital. The Fund pursues this objective through investment in a diversified portfolio of investment-grade Municipal Obligations.

THE MISSOURI TAX-FREE BOND FUND seeks current income exempt from federal, and to the extent possible, from Missouri income taxes, as is consistent with preservation of capital. The Fund pursues this objective through investment primarily in Missouri Obligations.

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as investment advisors to the Funds (together, the "Advisor").

  This Prospectus contains information you should know about the Funds before you invest. Please read it carefully and keep it for your future reference. It contains your Shareowner Guide and a description of shareowner features. A Statement of Additional Information (dated March 1, 1997) contains additional information about the Funds. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information, as it may be amended from time to time, is available without charge by writing to The Commerce Funds at P.O. Box 16931, St. Louis, MO 63105 or by calling 1-800-305-2140.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, COMMERCE BANK, N.A. (ST. LOUIS), COMMERCE BANK, N.A. (KANSAS CITY), THEIR PARENT OR AFFILIATES, AND THE SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MARCH 1, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY OF EXPENSES........................................................   3
FINANCIAL HIGHLIGHTS.......................................................   5
INVESTMENT OBJECTIVES AND POLICIES.........................................   6
  National Tax-Free Bond Fund..............................................   6
  Missouri Tax-Free Bond Fund..............................................   6
ADDITIONAL RISK CONSIDERATIONS.............................................   7
OTHER INVESTMENT PRACTICES.................................................   8
INVESTMENT RESTRICTIONS....................................................  16
SHAREOWNER GUIDE...........................................................  17
  HOW CAN I CONTACT THE COMMERCE FUNDS?....................................  17
  HOW TO BUY SHARES........................................................  17
    What Is The Minimum Investment For Each Fund?..........................  17
    How Are Shares Priced?.................................................  18
    How Do I Buy Shares?...................................................  22
    What Price Will I Receive When I Buy Shares?...........................  23
    What Else Should I Know About Buying Shares?...........................  23
  HOW TO SELL SHARES.......................................................  23
    How Do I Sell My Shares?...............................................  23
    How To Sell Shares.....................................................  24
    What Price Will I Receive For Shares I Want To Sell?...................  25
    How Quickly Can I Receive Proceeds From A Sale?........................  25
    What If I Want To Reinvest Sales Proceeds?.............................  26
  DIVIDEND AND DISTRIBUTION POLICIES.......................................  26
  SHAREOWNER FEATURES AND PRIVILEGES.......................................  27
    Can I Make Regular Investments To A Fund Automatically?................  27
    What Is Dollar Cost Averaging And How Can I Implement It?..............  27
    Can I Exchange My Investment From One Commerce Fund To Another?........  28
    Can I Have Exchanges Made Automatically?...............................  29
    Can I Reinvest Dividends From One Commerce Fund In Another?............  29
    How Do I Obtain Other Information About My Account?....................  29
    Can I Make Transactions By Telephone?..................................  29
    Can I Arrange Automatic Withdrawals?...................................  30
THE BUSINESS OF THE COMMERCE FUNDS.........................................  30
  Board Of Trustees........................................................  30
  Service Providers........................................................  31
  Expenses.................................................................  33
TAX INFORMATION............................................................  33
HOW PERFORMANCE IS MEASURED................................................  35
OTHER INFORMATION..........................................................  36
  Voting Rights............................................................  37
  Shareowner Reports.......................................................  37
  Inquiries................................................................  37
ACCOUNT APPLICATION FORM

                              SUMMARY OF EXPENSES

  Expenses are one of several factors to consider when investing in a Fund. SHAREOWNER TRANSACTION EXPENSES are charges you pay when buying or selling shares. ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareowner accounts, general Fund administration, accounting, custody and other services. Examples based on the summary are also shown.

                                                             NATIONAL MISSOURI
                                                             TAX-FREE TAX-FREE
                                                             -------- --------
SHAREOWNER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases (as a percentage
   of offering price)(1)....................................  3.50%    3.50%
  Maximum Sales Charge Imposed on Reinvested Distributions..   None     None
  Deferred Sales Charge Imposed on Redemptions..............   None     None
  Redemption Fees...........................................   None     None
  Exchange Fees(2)..........................................   None     None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)
  Management Fees (after fee waivers)(3)....................  0.50%    0.30%
  12b-1 Fees................................................   None     None
  Other Expenses (after fee waivers and expense
   reimbursements)(4).......................................  0.35%    0.35%
                                                              -----    -----
  Total Fund Operating Expenses
   (after fee waivers and expense reimbursements)(5)........  0.85%    0.65%
                                                              =====    =====
EXAMPLE: Assume a Fund's annual return is 5% and its
 expenses are the same as those stated above. For every
 $1,000 you invest, here's how much you would pay in total
 expenses if you closed your account after the number of
 years indicated, assuming deduction at the time of purchase of the maximum applicable sales load and redemption at the
 end of each time period.
  One Year..................................................    $43      $41
  Three Years...............................................    $61      $55
  Five Years................................................    $80      $70
  Ten Years.................................................   $136     $113

--------
(1) Certain investors may not be charged a sales charge. See "Shareowner Guide--When There Is No Sales Charge."
(2) No charge is imposed on exchanges through the Automatic Exchange feature or for up to five exchanges made within a twelve month period. Additional exchanges may be subject to a $5.00 fee.
(3) Without fee waivers by the Advisor, "Management Fees" would have been charged at the annual rate of 0.50% of the average daily net assets of the Missouri Tax-Free Bond Fund. The Advisor reserves the right to reduce or discontinue fee waivers at any time.
(4) In addition to the advisory fee waiver referred to in note 3, during the last fiscal year the Advisor voluntarily reimbursed expenses to the extent necessary for the National Tax-Free Bond and Missouri Tax-Free Bond Funds to maintain annual expense ratios of not more than 0.85% and 0.65%, respectively, excluding interest, taxes and extraordinary expenses. The Commerce Funds has adopted a Shareholder Administrative Services Plan pursuant to which it may enter into agreements with institutions under which they will render shareowner administrative support services for their customers who beneficially own shares of the Funds in return for a fee of up to 0.25% per annum of the value of such shares.
(5) Without such fee waivers and expense reimbursements, "Other Expenses" would have been 1.05% and 1.08% and "Total Fund Operating Expenses" would have been 1.55% and 1.58% of the average daily net assets of the National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively.

  The above expense information is provided to help you understand the expenses you would pay either directly (i.e., transaction expenses) or indirectly (i.e., annual operating expenses) as a shareowner in the Funds. The information is based on the expenses incurred by the Funds during the last fiscal year. In addition, Service Organizations may charge their clients account fees for providing account services in connection with their clients' investments in shares of The Commerce Funds. You should note that any fees that are charged by The Commerce Funds' Advisor, their affiliates or any other institutions directly to their customer accounts for services related to an investment in the Funds are in addition to and not reflected in the fees and expenses described above. If you purchase or redeem shares directly from The Commerce Funds Shareowner Services or an account representative at a Commerce Bank branch, you may avoid these fees by following the procedures described in "How To Buy Shares" on page 17 of this Prospectus.

  For more information about shareowner transaction expenses and The Commerce Funds' operating expenses, see "Shareowner Guide" and "The Business of The Commerce Funds."

-------------------------------------------------------------------------------

THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL OPERATING EXPENSES AND INVESTMENT RETURN MAY BE GREATER OR LESSER THAN THOSE INDICATED. INFORMATION ABOUT THE ACTUAL PERFORMANCE OF THE FUNDS IS CONTAINED IN THE COMMERCE FUNDS' ANNUAL REPORT, WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE COMMERCE FUNDS AT THE ADDRESS OR TELEPHONE NUMBER INDICATED ON THE COVER OF THIS PROSPECTUS.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

  The financial highlights presented below set forth certain information concerning the investment results for shares of each Fund for the fiscal years ended October 31, 1996 and 1995. The information has been audited by KPMG Peat Marwick LLP, independent accountants for the Funds, whose report thereon is contained in The Commerce Funds' Annual Report. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in the Annual Report and incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Annual Report. Both the Statement of Additional Information and the Annual Report may be obtained free of charge by contacting The Commerce Funds at the address or telephone number provided on page 17 of this Prospectus.

                              THE COMMERCE FUNDS
                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      INCOME FROM          DISTRIBUTIONS TO
                                 INVESTMENT OPERATIONS       SHAREHOLDERS
                                 --------------------- -------------------------
                                               NET
                                             REALIZED
                                               AND                                NET
                                            UNREALIZED                           ASSET
                       NET ASSET               GAIN                              VALUE,
                        VALUE,      NET     (LOSS) ON   FROM NET     FROM NET     END
                       BEGINNING INVESTMENT  INVEST-   INVESTMENT REALIZED GAIN    OF     TOTAL
                       OF PERIOD   INCOME    MENTS(B)    INCOME   ON INVESTMENTS PERIOD RETURN(C)
                       --------- ---------- ---------- ---------- -------------- ------ ---------
                                             NATIONAL TAX-FREE BOND FUND
-------------------------------------------------------------------------------------------------
Year ended: 10/31/96..  $18.54     $0.73      $(0.07)    $(0.73)      $(0.01)    $18.46   3.60%
2/21/95(a) to
10/31/95..............   18.00      0.54        0.54      (0.54)         --       18.54   6.06
                                             MISSOURI TAX-FREE BOND FUND
--------------------------------------------------------------------------------------------------
Year ended: 10/31/96..   18.40      0.76       (0.14)     (0.76)         --       18.26   3.43
2/21/95(a) to
10/31/95..............   18.00      0.57        0.40      (0.57)         --       18.40   5.45

                                                                       RATIOS ASSUMING
                                                                        NO WAIVER OF
                                                                     INVESTMENT ADVISORY
                                                                       FEES OR EXPENSE
                                                                       REIMBURSEMENTS
                                                                    ---------------------
                           RATIO      RATIO                                      RATIO
                           OF NET     OF NET                NET       RATIO      OF NET
                          EXPENSES  INVESTMENT           ASSETS AT      OF     INVESTMENT
                         TO AVERAGE   INCOME   PORTFOLIO    END      EXPENSES  INCOME TO
                            NET     TO AVERAGE TURNOVER  OF PERIOD  TO AVERAGE  AVERAGE
                           ASSETS   NET ASSETS   RATE    (IN 000'S) NET ASSETS NET ASSETS
                         ---------- ---------- --------- ---------- ---------- ----------
                                           NATIONAL TAX-FREE BOND FUND
-----------------------------------------------------------------------------------------
Year ended: 10/31/96....    0.85%      3.93%       34%    $17,613      1.55%      3.23%
2/21/95(a) to 10/31/95..    0.85(d)    4.19(d)     19      10,721      1.90(d)    3.14(d)
                                           MISSOURI TAX-FREE BOND FUND
-----------------------------------------------------------------------------------------
Year ended: 10/31/96....    0.65       4.14        49      17,034      1.58       3.21
2/21/95(a) to 10/31/95..    0.65(d)    4.41(d)     52       8,889      2.12(d)    2.94(d)

------

(a) Commencement of operations.
(b) Includes the balancing effect of calculating per share amounts.
(c) Assumes investment at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales charge were taken into account.
(d) Annualized.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and policies of each of the Funds are described below. There is no assurance that either Fund will achieve its investment objective. Neither Fund, by itself, constitutes a complete investment program. Additional information regarding the investment objective, policies and restrictions of each Fund are described in the Statement of Additional Information.

  The investment objective of a Fund may not be changed without the affirmative vote of the holders of at least a majority of the outstanding shares of such Fund (as defined under "Other Information"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareowners.

NATIONAL TAX-FREE BOND FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE NATIONAL TAX-FREE BOND FUND IS TO SEEK CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF INVESTMENT GRADE MUNICIPAL OBLIGATIONS (AS DEFINED BELOW).

 INVESTMENT STRATEGY

  Substantially all of the Fund's assets will be invested in obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from regular federal income taxes ("Municipal Obligations"). Dividends paid by the Fund which are derived from interest attributable to Municipal Obligations will be exempt from regular federal income taxes. As a matter of fundamental policy (except during temporary defensive periods), at least 80% of the Fund's net assets will be invested in Municipal Obligations, the interest on which is exempt from regular federal income and federal alternative minimum tax. Although the Fund has no restrictions as to the minimum or maximum maturity of any individual security held by it, the average weighted effective portfolio maturity of the Fund will be less than 15 years.

MISSOURI TAX-FREE BOND FUND

 INVESTMENT OBJECTIVE

  THE INVESTMENT OBJECTIVE OF THE MISSOURI TAX-FREE BOND FUND IS TO SEEK CURRENT INCOME EXEMPT FROM FEDERAL AND, TO THE EXTENT POSSIBLE, FROM MISSOURI INCOME TAXES, AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND PURSUES THIS OBJECTIVE THROUGH INVESTMENT PRIMARILY IN INVESTMENT GRADE MISSOURI OBLIGATIONS (AS DEFINED BELOW).

 INVESTMENT STRATEGY

  In pursuing its investment objective, the Fund normally will invest at least 65% of its total assets in Municipal Obligations issued by the State of Missouri and its political subdivisions as well as certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands, the interest on which, in the opinion of bond counsel, is exempt from federal and Missouri income tax ("Missouri Obligations"). Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax. As a matter of fundamental policy (except during temporary defensive periods), at least 80% of the Fund's net assets will be invested in Municipal Obligations, the interest on which is exempt from regular federal income and federal alternative minimum tax. The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax and presently expects to invest substantially all of its assets in Missouri Obligations. The Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

 RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND

  The Missouri Tax-Free Bond Fund's ability to achieve its investment objective is dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. There will be additional risks associated with investment in the Fund to the extent it invests its assets predominantly in Missouri Obligations. The major sectors of Missouri's economy include agriculture, manufacturing, trade, government and services. More specifically, farming and defense-related businesses have played an important role in the state's economy and have yielded a large portion of the state's revenues. Increased urbanization and the continued decline in defense appropriations by the U.S. Congress have had and will continue to have an impact on the state.

  The Missouri Constitution requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year. In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic which are authorized to issue bonds to carry out their corporate purposes. Investors should also be aware that certain provisions of and amendments to the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri Obligations. Some of the significant financial considerations relating to the Fund's investments in Missouri Obligations are summarized in the Statement of Additional Information.

  As indicated previously, the Missouri Tax-Free Bond Fund is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

                        ADDITIONAL RISK CONSIDERATIONS

RISKS ASSOCIATED WITH FIXED INCOME SECURITIES

  Generally, the market value of fixed income securities, such as Municipal Obligations held by the Funds, can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

RISKS ASSOCIATED WITH MUNICIPAL OBLIGATIONS

  When a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, it will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

  Payment on Municipal Obligations held by the Funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

                          OTHER INVESTMENT PRACTICES

MUNICIPAL OBLIGATIONS

  The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "Municipal Obligations" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal Obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Certain of the Municipal Obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

  Each Fund may also purchase Municipal Obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations.

  The Advisor, under the supervision of the Board of Trustees, will evaluate the liquidity of a municipal lease obligation based on all relevant factors. The Funds may purchase unrated municipal lease obligations. The Advisor, under the Supervision of the Board of Trustees, will determine the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will be canceled.

  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither The Commerce Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

VARIABLE AND FLOATING RATE INSTRUMENTS

  Municipal Obligations and other instruments purchased by the Funds may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by a Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund's illiquid assets.

RATINGS OF SECURITIES

  Municipal Obligations acquired by the Funds will be rated investment grade at the time of purchase. For purposes of this investment policy, investment grade obligations are those rated at the time of purchase AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P"), Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or which are similarly rated by another nationally recognized statistical rating organization ("NRSRO") (including Fitch Investors Service, Inc., Duff & Phelps, Thomson BankWatch and IBCA) or are unrated but deemed by the Advisor to be comparable in quality to instruments that are so rated. Obligations rated BBB by S&P and Baa by Moody's, or the equivalent rating by an NRSRO, are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment grade categories. The Funds do not intend to purchase obligations rated below investment grade. Subsequent to its purchase by a Fund, a portfolio security may be downgraded below investment grade or may be deemed by the Advisor to be no longer comparable to investment grade securities. The Advisor will consider such an event in determining whether the Fund should continue to hold the security. Each Fund may also acquire tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, when deemed advisable by the Advisor, issues rated A-2 by S&P or Prime-2 by Moody's which the Advisor considers to be "high quality," municipal notes rated SP-2 or higher by S&P or MIG-2 or higher by Moody's and variable rate demand obligations rated VMIG-2 or higher by Moody's or the equivalent rating of another NRSRO. Each Fund may invest up to 10% of its assets in unrated obligations provided that such obligations are determined by the Advisor to be comparable in quality to instruments that are eligible for purchase by the Funds. See Appendix A to the Statement of Additional Information for a description of applicable S&P and Moody's debt obligation ratings.

TAXABLE INVESTMENTS

  Each Fund may invest up to 20% of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax but is an item of tax preference for purposes of the federal alternative minimum tax. Each Fund may also invest up to 20% of its net assets for temporary defensive purposes in short-term taxable money market instruments as described below, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government Obligations (as defined below under "U.S. Government Obligations"). Each Fund may also enter into repurchase and reverse repurchase agreements and may lend portfolio securities.

  In addition, each Fund may hold uninvested cash reserves pending investment during temporary defensive periods, or when, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested by the Funds. Uninvested cash normally will not represent a significant portion of a Fund's assets.

ZERO COUPON BONDS

  Each Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity, and typically have greater price volatility than coupon obligations. A Fund will purchase zero coupon bonds only if the likely relative greater price volatility of such zero coupon bonds is not inconsistent with the Fund's investment objective. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareowners and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce a Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CAPS AND FLOORS

  In order to hedge against fluctuations in interest rates, the Funds may enter into interest rate swaps, mortgage swaps and other types of swap agreements such as caps and floors. Interest rates swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payment to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps, caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap and floor positions.

  A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will maintain cash, U.S. Government securities and liquid assets, as permitted by applicable law, equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap transactions in a segregated account with its custodian. Interest rate and mortgage swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. To the extent that the net amount of an interest rate or mortgage swap is held in a segregated account consisting of cash, U.S. Government securities and liquid assets, as permitted by applicable law, the Funds and the Advisor believe that such swaps will not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restriction.

  The use of interest rate swaps, mortgage swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that swaps, caps and floors are illiquid for purposes of a Fund's limitation on illiquid securities.

U.S. GOVERNMENT OBLIGATIONS

  Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Examples of the types of U.S. Government Obligations which may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

MONEY MARKET INSTRUMENTS

  The Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

  Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

  Investments by a Fund in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody's or the equivalent rating of another NRSRO. Commercial paper may include variable and floating rate instruments.

STAND-BY COMMITMENTS

  Each Fund may acquire stand-by commitments under which a dealer agrees to purchase certain Municipal Obligations at the Fund's option at a price equal to amortized cost plus interest. These commitments will be used only to assist in maintaining the liquidity of a Fund and not for trading purposes.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

  Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield (and therefore the value of the security) available in the market when the securities delivery takes place. A Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. Because a Fund is required to set aside cash or liquid high grade debt obligations to satisfy its purchase commitments, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. Neither Fund intends to engage in when-issued purchases and forward commitments for speculative purposes.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Advisor. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements a Fund sells portfolio securities to financial institutions (such as banks and broker-dealers) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account liquid assets, as permitted by applicable law, that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Advisor to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. A Fund will only enter into reverse repurchase agreements to avoid the need to sell portfolio securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline to below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

  Each Fund may invest in securities issued by other investment companies which invest in high quality, short-term taxable or tax-exempt instruments and which determine their net asset value per share on the amortized cost or penny-rounding method. Such securities may be acquired by the Funds within the limits prescribed by the 1940 Act. Income derived by a Fund from the acquisition of shares of another investment company which invests in taxable instruments will be, when paid by the Fund as dividends to shareowners, subject to federal income taxes. Each Fund currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of a Fund.

ILLIQUID SECURITIES

  Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act")).

  If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Advisor determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING

  To increase return on portfolio securities, each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS AND FUTURES CONTRACTS

  Each Fund may purchase put and call options and may write covered call and secured put options which will be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various securities indices. Each Fund may also invest in futures contracts and options on futures, index futures contracts or interest rate futures contracts, as applicable, for hedging purposes or to seek to increase total return. A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

  Writing a covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at the stated exercise price at all times during the option period. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. In order to close out these types of option positions, a Fund will be required to enter into a "closing purchase transaction"--the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. The aggregate value of securities subject to options written by a Fund will not exceed 5% of its total assets.

  By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of either Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast for the underlying security or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

  In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

  To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

  The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by a Fund is subject to the Advisor's ability to correctly predict movements in the direction of stock prices, interest rates and other economic factors. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

  For additional information and a description of the risks relating to option and futures contracts trading practices, see the Statement of Additional Information.

PORTFOLIO TURNOVER

  Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the Fund's investment objective. Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

  A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareowners. See "Financial Highlights" above or "Portfolio Transactions" in the Statement of Additional Information. Portfolio turnover may result in the realization of short-term capital gains which are taxable to shareowners as ordinary income.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

  Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to the following investment restrictions which, as described in more detail in the Statement of Additional Information, are fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of a Fund (as defined under "Other Information"). Each Fund will limit its investments so that less than 25% of the Fund's total assets will be invested in the securities of issuers in any one industry. For the purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, a Fund may invest 25% or more of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, a Fund may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. The Funds will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Bond Fund's total assets will be invested in the securities of any one issuer). Additionally, a Fund may not borrow money, except from banks for temporary or short-term purposes, provided that the Fund maintains asset coverage of 300% for all such borrowings.

                               SHAREOWNER GUIDE

    THE FOLLOWING SECTION WILL PROVIDE YOU WITH ANSWERS TO SOME OF THE MOST
      OFTEN-ASKED QUESTIONS ABOUT BUYING AND SELLING A FUND'S SHARES AND
                  ABOUT A FUND'S DIVIDENDS AND DISTRIBUTIONS

                     HOW CAN I CONTACT THE COMMERCE FUNDS?

  TO AUTHORIZE THE SPECIAL FEATURES DESCRIBED BELOW OR TO OBTAIN ADDITIONAL INFORMATION ABOUT THE COMMERCE FUNDS, YOU MAY:

    . Call The Commerce Funds Shareowner Services at 1-800-305-2140; or

    . Write to The Commerce Funds at:

            The Commerce Funds
            P.O. Box 16931
            St. Louis, MO 63105; or

    . Call the transfer agent, State Street Bank and Trust Company, directly at 1-800-995-6365; or

    . Contact a registered investment representative at selected Commerce
     Bank branches; or

    . For specific information regarding your investment management group account, contact your account administrator.

                               HOW TO BUY SHARES

 WHAT IS THE MINIMUM INVESTMENT FOR EACH FUND?

  Generally, the minimum investment requirement is $1,000 for initial purchases and $250 for subsequent purchases, although it may differ in certain circumstances as shown below.

              INVESTMENT MINIMUMS FOR SPECIFIC TYPES OF ACCOUNTS

                                                          INITIAL   SUBSEQUENT
                                                         INVESTMENT INVESTMENT
                                                         ---------- -----------
Regular Account.........................................   $1,000          $250
Automatic Investment Feature............................   $1,000   $75/Quarter

  The minimum initial investment requirement is $250 for initial purchases and $100 for subsequent purchases for employees, directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman Sachs & Co. and their subsidiaries or affiliates, although it may differ in certain circumstances as shown below.

              INVESTMENT MINIMUMS FOR CERTAIN TYPES OF INVESTORS

                                                            INITIAL   SUBSEQUENT
                                                           INVESTMENT INVESTMENT
                                                           ---------- ----------
Regular Account...........................................    $250       $100
Automatic Investment Feature..............................    $100       $ 25*

--------
*Minimum of six bi-monthly investments within first year of Fund ownership.

 HOW ARE SHARES PRICED?

  SHARES OF THE FUNDS ARE PURCHASED AT THEIR PUBLIC OFFERING PRICE, WHICH IS A FUND'S NET ASSET VALUE PER SHARE PLUS A FRONT-END SALES CHARGE. A FUND'S NET ASSET VALUE PER SHARE ("NAV") IS CALCULATED AS FOLLOWS:

                NAV = (VALUE OF FUND ASSETS)-(FUND LIABILITIES)
                     -------------------------------------
                         NUMBER OF OUTSTANDING SHARES

  The net asset value is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern
Time) on days the Exchange is open (a "Business Day"). On those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time"), the net asset value of each Fund will be determined and its shares will be priced as of such Early Closing Time.

  A Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by or under the supervision of the Board of Trustees. Certain short-term securities may be valued at amortized cost, which approximates fair value.

  SALES CHARGE. The maximum front-end sales charge is 3.50% and may be less based on the amount you invest, as shown in the following chart:

                                                                     MAXIMUM
                                                                     DEALER'S
                                              AS A % OF AS A % OF REALLOWANCE AS
                                              OFFERING  NET ASSET     A % OF
                                                PRICE     VALUE   OFFERING PRICE
    AMOUNT OF PURCHASE                        PER SHARE PER SHARE   PER SHARE*
    ------------------                        --------- --------- --------------
Less than $100,000...........................   3.50      3.63         3.15
$100,000 but less than $250,000..............   2.50      2.56         2.25
$250,000 but less than $500,000..............   1.50      1.52         1.35
$500,000 but less than $1,000,000............   1.00      1.01         0.90
$1,000,000 or more...........................   0.00      0.00         0.00

--------
*Dealer's reallowance may be changed periodically.

  Goldman, Sachs & Co. (the "Distributor") may, out of its administration fee or other resources, pay a fee of up to 0.25% of the amount invested or additional incentives to dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

  WHEN THERE IS NO SALES CHARGE. There is no sales charge on shares purchased by the following types of investors or transactions:

  . automatic reinvestments (and cross-reinvestments) of dividends and capital gain distributions by existing shareowners;

  . the Exchange Privilege described below on page 28;

  . the Redemption Reinvestment Privilege described below on page 26;

  . shares purchased for and held in a trust, management agency, asset allocation, custodial or other account maintained by an Investment Management Group (Trust Department) within a bank affiliated, or within banks that have signed a definitive agreement to become affiliated, with Commerce Bancshares, Inc. (including shares purchased with distributions from such accounts);

  . non-profit organizations, foundations and endowments qualified under
    Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code");

  . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., State Street Bank and Trust Company and National Financial Data Services, Inc. or their subsidiaries or affiliates;

  . employees, directors, advisory directors, officers and retirees (as well as their spouses and legal dependents) of banks that have signed a definitive agreement to become affiliated with Commerce Bancshares, Inc.;

  . current and retired members of the Board of Trustees of The Commerce
    Funds;

  . any state, county or city, or any instrumentality, department, authority or agency thereof, prohibited by applicable laws from paying a sales charge for the purchase of Fund shares;

  . shares purchased for and held in a trust for which a bank affiliated with Commerce Bancshares, Inc. is named as successor trustee or co-trustee immediately after the current trustee ceases to serve; and shares purchased for and held by individuals who have named a bank affiliated with Commerce Bancshares, Inc. as their primary personal representative or co-personal representative under will; and

  . registered representatives of dealers who have entered into dealers agreements with Goldman, Sachs & Co., to the extent permitted by such firms.

  The Distributor may periodically waive all or a portion of the sales charge for all investors with respect to the sales of shares of the Funds. The Distributor may also offer special concessions to enable investors to purchase shares of the Funds at net asset value, without payment of a sales charge. To qualify for this special net asset value purchase when applicable, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund or unit investment trust on which a sales charge was paid. A qualifying purchase of shares in a Fund must occur within five Business Days of the prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, The Commerce Funds must be notified that the purchase qualifies for a purchase without a sales charge. Proceeds from the redemption of shares on which no sales charges or commissions were paid would not qualify for the special net asset value purchase program.

  These sales charge exemptions are based on the type of investor and/or the reduced sales effort that will be needed in obtaining Fund investments. In order to take advantage of these exemptions, you must certify eligibility on your account application.

  RIGHTS OF ACCUMULATION. When you buy shares in The Commerce Funds, your current total investment determines the sales charge that you pay. Since large investments receive a discounted sales charge, the sales charge you pay may subsequently be reduced as you build your investment.

  Over time, as your current total investment in shares accumulates to $100,000 or beyond, the sales charge on subsequent investments is decreased. Your current total investment is the combination of your immediate investment along with the shares that you own in any Fund of The Commerce Funds on which you paid a sales charge (including shares of the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio that carry no sales charge but were obtained through an exchange and can be traced back to shares that were acquired with a sales charge). Shares purchased without a sales charge may not be aggregated with shares purchased subject to a sales charge.

  To buy shares at a reduced sales charge under Rights of Accumulation, you must indicate at the time of purchase that a quantity discount is applicable. A reduction in sales charge is subject to a check of appropriate records, after which you will receive the lowest applicable sales charge.

    Example: Suppose you own Commerce Fund shares with a total current value of $90,000 that can be traced back to the purchase of shares with a sales charge. If you subsequently invest $10,000 in any Fund within The Commerce Funds family, you will pay a reduced sales charge of 2.50% of the public offering price on the additional purchase.

  LETTER OF INTENT. You may also buy shares at a reduced sales charge under a written Letter of Intent, a non-binding commitment to invest a total of at least $100,000 in one or more Funds of The Commerce Funds within a period of 13 months and under the terms and conditions of the Letter of Intent. Shares you buy under a Letter of Intent will be eligible for the same sales charge discount that would have been available had all of your share purchases been made at once. To use this feature, complete the Letter of Intent section on your account application. A Letter of Intent must be filed with The Commerce Funds within 90 days of the first investment under the Letter of Intent provision.

  While submitting a Letter of Intent does not bind you to buy, or The Commerce Funds to sell, the full amount at the sales charge indicated in the Letter of Intent, you must complete the intended purchase to obtain the reduced sales charge. When you sign a Letter of Intent, The Commerce Funds holds in escrow a sufficient number of shares which can be sold to make up any difference in the sales charge on the amount actually invested. After you fulfill the terms of the Letter of Intent, the shares in escrow will be released.

  If your aggregate investment exceeds that indicated in your Letter of Intent, you will receive an adjustment which reflects the further reduced sales charge applicable to your excess investment. It will be in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the total amount of the total purchase. You must inform The Commerce Funds that the Letter of Intent is in effect each time you buy shares.

  You may include the value of all shares on which a sales charge had previously been paid as a credit toward fulfillment of the Letter of Intent, but no price adjustment will be made on shares previously purchased.

  You may combine purchases that are made by members of your immediate family, or the total investments of a trustee or custodian of any qualified pension or profit-sharing plan or IRA established for your benefit or the benefit of any member of your immediate family, for the purpose of obtaining reduced sales charges by means of a written Letter of Intent or Right of Accumulation. You must indicate on the account application the accounts that are to be combined for this purpose.

                              HOW DO I BUY SHARES?

  You may purchase shares of a Fund through The Commerce Funds Shareowner Services or an investment representative at a Commerce Bank branch. The following chart describes ways to invest directly in The Commerce Funds:

                          OPENING AN ACCOUNT                 ADDING TO AN ACCOUNT
                  ----------------------------------  ----------------------------------
By Mail           Send a completed account            Send a check with your Fund
                  application with a check (payable   account number printed on it,
                  to The Commerce Funds) directly to  along with the stub from the
                  the address set forth in "How Can   previous confirmation directly to
                  I Contact The Commerce Funds?" on   the address set forth in "How Can
                  page 17.                            I Contact The Commerce Funds?" on
                                                      page 17.
In Person         Whether opening or adding to an account, you are welcome to stop into a
                  Commerce Bank branch office location. A registered investment representative can assist you.
By Wire           After an account application is     Contact your bank to request that
                  completed and an account is         funds be wired to your existing
                  opened, instruct your bank to wire  Fund account. Follow instructions
                  funds to:                           at left. Be sure to include your
                                                      name and your Fund account number.
                          Commerce Bank, N.A.
                             (Kansas City)
                            Kansas City, MO
                            ABA #1010-00019
                           Account # 2800255
                  Be sure to have your bank indicate
                  your name, address, tax
                  identification number, name of the
                  Fund and your new account number.
                  Ask your bank for specific information about making federal wires, including associated charges.
By Telephone                                          Subsequent purchases of Fund
Via                                                   shares may be made by electronic
Electronic Funds                                      funds transfer from your bank,
Transfer                                              checking or money market account.
                                                      You can authorize this feature and
                                                      provide necessary bank information
                                                      on your account application. Then,
                                                      when you wish to make a subsequent
                                                      purchase, you can do so by
                                                      contacting The Commerce Funds at
                                                      the telephone number set forth in
                                                      "How Can I Contact The Commerce
                                                      Funds?" on page 17.

  Other investment features, including exchanges and automatic investments, are also available. Additional information pertaining to investments in the Funds is included in the following pages or can be obtained by contacting The Commerce Funds Shareowner Services.

                 WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?

  Your shares will be purchased at a Fund's public offering price calculated at the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) after your purchase order is received in proper form by The Commerce Funds' transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), at its Kansas City office.

                 WHAT ELSE SHOULD I KNOW ABOUT BUYING SHARES?

  Federal regulations require you to provide a certified Taxpayer
Identification Number upon opening or reopening an account.

  If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and be drawn only on U.S. banks. The Commerce Funds reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). The Commerce Funds may reject or restrict purchases or exchanges of shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales or exchanges of shares of a Fund is evident, or if the purchase and sale or exchange orders are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

  The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations showing purchases and redemptions.

                              HOW TO SELL SHARES

 HOW DO I SELL MY SHARES?

  The Commerce Funds makes it easy to sell, or "redeem," all or part of your shares. The Commerce Funds does not charge you to sell shares. However, the value of the shares you sell may be more or less than your cost, depending on a Fund's current net asset value. The following chart describes ways to sell your shares of The Commerce Funds:

                              HOW TO SELL SHARES:

  Through The Commerce Funds Shareowner Services or an investment representative at a Commerce Bank branch.

By Mail Send a written request signed by each owner, including each joint owner, to the address set forth in "How Can I Contact The Commerce Funds?" on page 17.

                               Proper written authority is required to execute redemption requests on behalf of corporations, partnerships, trusts, and/or fiduciary accounts. Redemption requests require SIGNATURE GUARANTEES as described below with the exception of redemptions sent to a shareowner name/address of record in effect for no less than 30 days.

In Person                      You are welcome to deliver your written request
                               signed by each owner, including each joint owner, to a Commerce Bank branch office location. A registered investment representative can assist you.

By Telephone                   You may redeem shares (to a shareowner) by
                               telephone and request to receive proceeds by check (to a shareowner name/address of record in effect for no less than 30 days), federal wire (for amounts exceeding $1,000) or electronic funds transfer. In order to request a federal wire or electronic funds transfer, appropriate information regarding your bank, checking or money market account must be previously established on your account. This information may be provided on the account application or in a SIGNATURE GUARANTEED letter of instruction (see description of SIGNATURE
                               GUARANTEES below).

                               Redemption requests may be placed by contacting The Commerce Funds at the telephone number set forth in "How Can I Contact The Commerce Funds?" on page 17. Additional information pertaining to Fund share redemptions is included in the following pages or can be obtained by contacting The Commerce Funds Shareowner Services.

                               Other redemption features, including exchanges and automatic withdrawals, are also available. Please refer to the Shareowner Features and Privileges section in this prospectus for additional information about telephone redemption features.

  Written requests to sell shares must be signed by each shareowner, including each joint owner.

  Certain types of redemption requests will need to include a SIGNATURE GUARANTEE. You may obtain a SIGNATURE GUARANTEE from:

    (1) a bank which is a member of the FDIC;
    (2) a securities broker or dealer;

    (3) a credit union having the authority to issue SIGNATURE GUARANTEES;
    (4) a savings and loan association;
    (5) a building and loan association;
    (6) a cooperative bank;
    (7) a federal savings bank or association;
    (8) a national securities exchange; or
    (9) a registered securities association or a clearing agency.

  Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "SIGNATURE GUARANTEED." Guarantees from notaries public will not be accepted.

  Share redemptions can be suspended and the payment of redemption proceeds delayed when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, during any emergency as determined by the SEC which makes it impracticable for a Fund to sell its securities or value its assets or during any other period permitted by order of the SEC for the protection of investors.

  Other redemption features, including exchanges and automatic withdrawals, are also available. Please refer to Shareowner Features and Privileges for more information.

             WHAT PRICE WILL I RECEIVE FOR SHARES I WANT TO SELL?

  The price you will receive when you sell your share is the net asset value per share (as described on page 18) determined after receipt of an order in proper form by the Transfer Agent.

  The Commerce Funds reserves the right to redeem accounts involuntarily if, after sixty days' written notice to the shareowner, the account's net asset value remains below a $500 minimum balance. Involuntary redemptions will not be implemented if the value of your account falls below the minimum balance as a result of market conditions.

                HOW QUICKLY CAN I RECEIVE PROCEEDS FROM A SALE?

  Ordinarily, redemption proceeds will be disbursed the next Business Day following receipt of an order in proper form by the Transfer Agent. Payment must be made within seven calendar days following redemption.

  You can have your proceeds sent by federal wire to your bank checking or money market account. Proceeds will normally be wired the Business Day after your request to redeem shares is received in good order by the Transfer Agent. Wiring of sales proceeds may be delayed one additional day if the Federal Reserve Bank is not open on the day your wire is to be made. Your request to wire proceeds is subject to the bank's wire charges.

  Fund shares must be paid in full in order for you to redeem them and receive proceeds. If the shares you wish to sell were a recent purchase by check or telephone, The Commerce Funds can delay the subsequent payment of sales proceeds up to 15 days after the check or telephone payment is received. This does not apply if Fund shares were purchased by federal wire.

                  WHAT IF I WANT TO REINVEST SALES PROCEEDS?

  You may reinvest all or any portion of your redemption proceeds in shares of any Fund within 60 days of your redemption without a sales charge. Shares will be purchased at a price equal to the net asset value per share next determined after the Transfer Agent receives a reinvestment order and payment in proper form.

  If you wish to use the Redemption Reinvestment Privilege, you must submit a written reinvestment request to the Transfer Agent stating that you are eligible to use the feature.

  Generally, using the Redemption Reinvestment Privilege will not affect any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinvestment may result in the loss being disallowed under Internal Revenue Service "wash sale" rules.

                      DIVIDEND AND DISTRIBUTION POLICIES

   AS A FUND SHAREOWNER, YOU ARE ENTITLED TO ANY DIVIDENDS AND DISTRIBUTIONS
                                    ARISING
          FROM NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS.

  The Funds declare dividends daily and distribute dividends on or about the last Business Day of the current month. Each Fund declares and distributes net realized capital gains annually.

  For purchases by check, shares of the Funds begin earning dividends and distributions on the next day after payment for the shares is received by the Transfer Agent.

 YOU CAN CHOOSE A DISTRIBUTION OPTION FOR DIVIDENDS AND CAPITAL GAINS:

    (1) reinvest all dividend and capital gain distributions in additional Fund shares without a sales charge;

    (2) receive dividend distributions in cash and reinvest capital gain distributions in additional Fund shares without a sales charge;

    (3) receive all dividend and capital gain distributions in cash; or

    (4) have all dividend and capital gain distributions deposited directly into a designated checking account.

  If you do not select an option when you open an account, all distributions will automatically be reinvested in additional shares of the same Fund without a sales charge. For your protection, if you elect to have distributions mailed to you which cannot be delivered, they will be reinvested in additional shares of the same Fund without a sales charge.

  You may invest dividend or capital gain distributions from one Fund in another Fund of The Commerce Funds. There is no sales charge on purchases made through the Cross Reinvestment Privilege; however, both Fund accounts must be established at the minimum initial investment requirement and have identical account registration. Cross Reinvestment Privileges do not apply to the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio ("Money Market Fund") described below under "Can I Exchange My Investment From One Commerce Fund To Another." Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as investment advisor for the Money Market Fund.

  Your election to reinvest the distributions paid by a Fund in additional shares of the Fund or any other Fund of The Commerce Funds will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareowner and then used to purchase shares of the Fund or another Fund of The Commerce Funds.

  To change your distribution option, contact The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 17. The change will become effective after it is received and processed by the Transfer Agent.

                      SHAREOWNER FEATURES AND PRIVILEGES

        THE COMMERCE FUNDS PROVIDES A VARIETY OF WAYS TO MAKE MANAGING
                       YOUR INVESTMENTS MORE CONVENIENT.

  Some or all of the following features as well as others described in this Prospectus may have different conditions imposed on them in addition to those described in this Prospectus. Consult your investment representative or contact The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 17.

            CAN I MAKE REGULAR INVESTMENTS TO A FUND AUTOMATICALLY?

  The Automatic Investment feature lets you transfer money from your checking account into your Fund account automatically on the date you specify in any month you choose. The Automatic Investment feature is one way to use Dollar Cost Averaging to invest (see below). Only checking accounts at U.S. financial institutions which permit automatic withdrawals through the Automated Clearing House are eligible. Check with your bank or financial institution to determine eligibility.

           WHAT IS DOLLAR COST AVERAGING AND HOW CAN I IMPLEMENT IT?

  DOLLAR COST AVERAGING INVOLVES INVESTING A FIXED DOLLAR AMOUNT AT REGULAR INTERVALS. BECAUSE MORE SHARES ARE PURCHASED DURING PERIODS WITH LOWER SHARE PRICES AND FEWER SHARES ARE PURCHASED WHEN THE PRICE IS HIGHER, YOUR AVERAGE COST PER SHARE MAY BE REDUCED.

  In order to be effective, Dollar Cost Averaging should be followed on a regular basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. You can invest through Dollar Cost Averaging on your own or through the Automatic Investment feature described above.

  To establish an Automatic Investment account that uses the Dollar Cost Averaging method, check the appropriate box and supply the necessary information on the account application or send a subsequent written request with an appropriate SIGNATURE GUARANTEE.

  You may change the amount of purchase or cancel this feature at any time by mailing written notification to The Commerce Funds at the address set forth in "How Can I Contact The Commerce Funds?" on page 17.

  Notification will be effective three Business Days following receipt. The Commerce Funds may modify or terminate this feature at any time or charge a service fee, although no such fee is currently contemplated.

        CAN I EXCHANGE MY INVESTMENT FROM ONE COMMERCE FUND TO ANOTHER?

  As a shareowner, you have the privilege of exchanging your shares for shares of another Fund of The Commerce Funds. Exchanges may also be made to or from the Goldman Sachs--Institutional Liquid Assets Prime Obligations Portfolio. NO ADDITIONAL SALES CHARGE IS IMPOSED WHEN EXCHANGING SHARES OF A FUND FOR SHARES OF ANOTHER FUND OFFERED BY THE COMMERCE FUNDS.

  You can exchange shares of one Fund for shares in another Fund within The Commerce Funds family that may be legally sold in your state of residence by writing or calling The Commerce Funds as described under "How To Sell Shares" on page 23. The Exchange Privilege is automatic for all shareowners unless declined on an account application. All telephone exchanges must be registered in the same name(s) and with the same address as are registered in the Fund from which the exchange is made. See the section below regarding telephone transactions for a description of The Commerce Funds' policy regarding responsibility for telephone instructions. Shares purchased by check may not be exchanged until the check has cleared.

  Fund shares being exchanged are subject to the minimum initial and subsequent investment requirements as described on page 17. Before using this feature, you should consider carefully the investment objective, policies, risks and expenses of the acquired Fund, as described in such Fund's prospectus. You can request a current Prospectus from your investment representative or by contacting The Commerce Funds at the address or telephone number set forth in "How Can I Contact The Commerce Funds?" on page 17.

  In addition to free automatic exchanges pursuant to the Automatic Exchange feature discussed below, five free exchanges are permitted in each twelve-month period. Additional exchanges may be subject to a $5 exchange fee.

  The Commerce Funds reserves the right to reject any exchange request and the Exchange Privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination of the Exchange Privilege will be given to shareowners except where notice is not required under the regulations of the SEC.

  An exchange may result in a taxable gain or loss. Any sales charge paid on the original purchase cannot be taken into account in determining such gain or loss if the exchange occurs within ninety (90) days after the original purchase of shares and no sales charge is imposed on such exchange.

                   CAN I HAVE EXCHANGES MADE AUTOMATICALLY?

  You may request on your account application that a specified dollar amount of shares at net asset value be automatically exchanged for shares of any other Fund of The Commerce Funds. No sales charge is imposed on exchanges. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: The minimum dollar amount for automatic exchanges must be at least $250 per month. In addition, the value of the account in the acquired Fund must equal or exceed the acquired Fund's minimum initial investment requirement. The names, addresses and taxpayer identification number for the shareowner accounts of the exchanged and acquired Funds must be identical. You should consider the investment objective, policies, risks and expenses of the acquired Fund, as described in such Fund's prospectus, before establishing an automatic exchange into that Fund.

          CAN I REINVEST DIVIDENDS FROM ONE COMMERCE FUND IN ANOTHER?

  YOU MAY ELECT TO HAVE YOUR DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, OR BOTH RECEIVED FROM A NON-RETIREMENT FUND ACCOUNT AUTOMATICALLY INVESTED IN ADDITIONAL SHARES OF ANY OTHER INVESTMENT PORTFOLIO OF THE COMMERCE FUNDS IN WHICH YOU CURRENTLY MAINTAIN AN OPEN NON-RETIREMENT ACCOUNT. To participate in this program check the appropriate box and supply the necessary information on the account application or in a subsequent written request.

  Dividend reinvestments will be made at a price equal to the net asset value of the purchased shares next determined after receipt of the distribution proceeds by the Transfer Agent.

  The distribution must exceed $50 in order to use this feature. You should consider carefully the investment objective, policies and applicable fees of the acquired Fund before using this feature.

              HOW DO I OBTAIN OTHER INFORMATION ABOUT MY ACCOUNT?

  Contact the Commerce Funds Shareowner Services or your investment representative for account information such as current balance, account transactions, distributions, and other applicable information. Share prices of each Fund will be listed in the mutual funds pricing section of most daily newspapers under The Commerce Funds.

                     CAN I MAKE TRANSACTIONS BY TELEPHONE?

  YOU MAY AUTHORIZE ELECTRONIC TRANSFERS OF MONEY TO MAKE ADDITIONAL INVESTMENTS IN OR REDEEM SHARES FROM AN ESTABLISHED ACCOUNT IF THIS FEATURE WAS SELECTED ON THE ACCOUNT APPLICATION OR IN A SUBSEQUENT WRITTEN REQUEST. THE SERVICE MAY BE USED LIKE AN "ELECTRONIC CHECK" TO MOVE MONEY TO OR

FROM YOUR CHECKING OR MONEY MARKET ACCOUNT AND YOUR FUND ACCOUNT BY CALLING THE COMMERCE FUNDS SHAREOWNER SERVICES AT THE TELEPHONE NUMBER SET FORTH IN "HOW CAN I CONTACT THE COMMERCE FUNDS?" ON PAGE 17.

  Telephone purchases will be effected at the public offering price next determined after the Transfer Agent receives payment for the transaction. Proceeds from sales of shares will be deposited into your Commerce checking or money market account generally two business days after the redemption request is received. You may also request receipt of your redemption proceeds by check, which will only be sent to the registered owner of your Fund account and only to the address of record. If you should experience difficulty in redeeming shares by telephone (i.e. because of unusual market activity), you are urged to consider redeeming your shares by mail or in person.

  You should note that the Transfer Agent may act upon a telephone purchase or redemption request from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which the account is registered, the account number, recent transactions in the account, or the account holder's tax identification number, address or bank). To the extent that The Commerce Funds fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

  The Commerce Funds may modify this feature at any time or charge a service fee upon notice to shareowners. No such fee is currently contemplated.

                     CAN I ARRANGE AUTOMATIC WITHDRAWALS?

  IF YOU ARE A SHAREOWNER WITH AN ACCOUNT VALUED AT $5,000 OR MORE, YOU MAY WITHDRAW AMOUNTS IN MULTIPLES OF $100 OR MORE FROM YOUR ACCOUNT ON A MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL BASIS THROUGH THE AUTOMATIC WITHDRAWAL FEATURE.

  At your option, monthly withdrawals may be made either the first or fifteenth day of the month and quarterly, semi-annual and annual withdrawals will be made on the fifteenth day of the month. To participate in this feature, check the appropriate box and supply the necessary information on the account application or in a subsequent written request. Purchases of additional shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge imposed on the Funds. This feature may be suspended should the value of your account fall below $500.

                      THE BUSINESS OF THE COMMERCE FUNDS

                               BOARD OF TRUSTEES

  The business affairs of The Commerce Funds are managed under the general supervision of the Board of Trustees. Information about the Trustees and officers of The Commerce Funds is included in the Statement of Additional information.

                               SERVICE PROVIDERS

                               ----------------

                              INVESTMENT ADVISOR
                      COMMERCE BANK, N.A. (ST. LOUIS) AND
                       COMMERCE BANK, N.A. (KANSAS CITY)
                                (THE "ADVISOR")

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as Advisor for the Funds, selecting investments and making purchases and sale orders for securities in each Fund's portfolio.

                                 ADMINISTRATOR
                        GOLDMAN SACHS ASSET MANAGEMENT
                        ("GSAM" OR THE "ADMINISTRATOR")

  GSAM serves as Administrator of each of the Funds. GSAM is located at One New York Plaza, New York, New York 10004.

                                  DISTRIBUTOR
                             GOLDMAN, SACHS & CO.
                       ("GOLDMAN" OR THE "DISTRIBUTOR")

  Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

                                TRANSFER AGENT
                      STATE STREET BANK AND TRUST COMPANY
                            (THE "TRANSFER AGENT")

  State Street Bank and Trust Company ("State Street Bank") has delegated its responsibilities as Transfer Agent to its indirect subsidiary, National Financial Data Services, Inc. ("NFDS"), which maintains the account records of all shareowners in the Funds and administers the distribution of income earned as a result of investing in the Funds. State Street Bank is located at 225 Franklin Street, Boston, Massachusetts 02110. NFDS is located at 1004 Baltimore Street, Kansas City, Missouri 64105.

                                   CUSTODIAN
                      STATE STREET BANK AND TRUST COMPANY
                               (THE "CUSTODIAN")

  State Street Bank and Trust Company also serves as the Custodian of each of the Funds.

MORE ABOUT THE ADVISOR

  Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City), each a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company, serve as the investment advisor to each Fund. Commerce Bank, N.A. (St. Louis) is located at 8000 Forsyth Boulevard, St. Louis, Missouri

63105, and Commerce Bank, N.A (Kansas City) is located at 922 Walnut Street, Kansas City, Missouri 64106. Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) (or its predecessor organizations) have each provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 1996, the Advisor provided investment management and advisory services for assets aggregating approximately $5.4 billion. As of the same date, Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City) and their affiliates had in the aggregate $6.5 billion in assets under management.

  In the Advisory Agreement with The Commerce Funds, the Advisor has agreed to manage each Fund's investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund's securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive a fee at the annual rate of 0.50% of the average daily net assets of each of the National Tax-Free Bond and Missouri Tax-Free Bond Funds. The Advisor may agree to voluntarily waive its fees in whole or in part with respect to any particular Fund. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees otherwise payable by the Missouri Tax-Free Bond Fund during the current fiscal year so that the advisory fee payable by such Fund will not exceed 0.30% of the average daily net assets of such Fund. For the fiscal year ended October 31, 1996, the Advisor received advisory fees (after fee waivers) at the effective annual rates of 0.50% and 0.30% of the average daily net assets of the National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund, respectively.

  Craig A. MacPherson, CFA and Vice President, is the person primarily responsible for the day-to-day management of each Fund's investments. Mr. MacPherson joined the Investment Management Group of Commerce Bank, N.A. (Kansas City) in 1991 as a manager of fixed income investments. Mr. MacPherson came to Commerce Bank from Bank IV, Wichita, Kansas, where he held the title of Vice President and Trust Investment Officer. He served as portfolio manager and head of fixed income investments in Bank IV's trust investment section since 1987 and its predecessor trust divisions since 1972.

MORE ABOUT THE ADMINISTRATOR

  Goldman Sachs Asset Management is the Administrator for the Funds. GSAM is a separate operating division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Administration Agreement with The Commerce Funds, GSAM administers the business affairs of The Commerce Funds, subject to the supervision of the Board of Trustees, and in connection therewith, furnishes The Commerce Funds with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by The Commerce Funds (excluding those maintained by The Commerce Funds' Custodian, Transfer Agent, Advisor and any Sub-Advisor), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Custodian and Transfer Agent, providing assistance in connection with meetings of the Board of Trustees and shareowners and other administrative services necessary to conduct the business of The Commerce Funds. For these services and facilities, GSAM is entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 1996, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund.

SERVICE ORGANIZATIONS

  Pursuant to a Shareholder Administrative Services Plan ("Services Plan") adopted by its Board of Trustees, The Commerce Funds may enter into agreements ("Servicing Agreements") with service organizations such as banks and financial institutions, which may include the Advisor and its affiliates ("Service Organizations"), under which they will render shareowner administrative support services for their customers who beneficially own shares. Such services, which are described more fully in the Statement of Additional Information, may include processing purchase and redemption requests from customers, placing net purchase and redemption orders with the Distributor, processing, among other things, distribution payments from The Commerce Funds, providing necessary personnel and facilities to establish and maintain customer accounts and records and providing information periodically to customers showing their positions in Fund shares.

  For these services, the Service Organizations will be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares held by such Service Organizations for the benefit of their customers. The Service Organizations are required to provide their customers with a schedule of any credits, fees or other conditions that may be applicable to the investment of customer assets in Fund shares. For the fiscal year ended October 31, 1996, The Commerce Funds paid no fees to Service Organizations on behalf of the Funds.

  Conflict of interest restrictions may apply to the receipt of compensation paid by The Commerce Funds to a Service Organization in connection with the investment of fiduciary funds in Fund shares. Banks and other institutions regulated by the Comptroller of the Currency or other federal or state bank regulatory agencies, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into Shareowner Servicing Agreements.

                                   EXPENSES

  Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service providers bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations.

  As stated in the "Summary of Expenses," the Advisor intends to voluntarily waive a portion of advisory fees and/or reimburse expenses for the Funds during the current fiscal year. The result of such fee waivers and expense reimbursements, which may be reduced or discontinued at any time, will be to increase the performance of the Funds during the periods for which they are made.

                                TAX INFORMATION

     AS WITH ANY INVESTMENT YOU SHOULD CONSIDER THE TAX IMPLICATIONS OF AN INVESTMENT IN A FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH SPECIFIC
                     REFERENCE TO YOUR OWN TAX SITUATION.

  The following is only a short summary of the important tax considerations generally affecting the Funds and their shareowners. Each Fund will send written notices to shareowners annually regarding the tax status of distributions made by the Funds. You should save your regular account statements because they contain information you will need to calculate your capital gains or losses upon your sale or exchange of shares in a Fund.

  FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), with the result that to the extent a Fund's earnings are distributed to shareowners as required by the Code, the Fund itself generally is not required to pay federal income taxes.

  To satisfy various requirements in the Code, each Fund expects to distribute virtually all its net income each year. Each Fund anticipates that most of its distributions will be dividends derived from interest on Municipal Obligations ("exempt-interest dividends"). Such exempt-interest dividends may be treated by you as excludable from your gross income (unless, because of your particular situation, exclusion would be disallowed). You should note that income that is not subject to federal income taxes may nonetheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes.

  If the Funds hold certain so-called "private activity bonds," you will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. In addition, corporate shareowners will need to take into account all exempt-interest dividends paid by the Funds in determining certain adjustments for the federal alternative minimum tax and the environmental tax.

  Dividends derived from Fund net capital gains ("capital gain dividends") (the excess, if any, of net long-term capital gains over net short-term capital losses) will be taxable to you as a long-term capital gain regardless of how long you hold Fund shares, whether such gains were recognized by the Fund before you acquired shares of the Fund, and whether the capital gain dividends are paid in cash or reinvested in Fund shares.

  Any dividend based on Fund income other than interest on Municipal Obligations or net capital gains will be taxable to you as ordinary income, whether the dividend is received in cash or additional shares. The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply these percentages uniformly to all dividends declared from net investment income during that year.

  Any dividends declared in October, November or December with a record date before the end of the year will be deemed for tax purposes to have been paid by the Fund and received by you in that year, so long as the dividends are actually paid on or before January 31 of the following year.

  You will recognize a taxable capital gain or loss when redeeming or exchanging your shares (or in using the Automatic Withdrawal feature to direct reinvestments), to the extent of any difference between the price at which the shares are sold or exchanged and the price or prices at which the shares were originally purchased for cash or under the dividend reinvestment plan. If you hold shares for six months or less and during that time receive an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend. If you hold shares for six months or less and during that time receive a capital gain dividend on those shares, any loss realized on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gain dividend.

  Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends paid to any investor (i) who has provided an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of interest or dividends, or (iii) who has failed to certify to the Fund, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

  MISSOURI TAXES. Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri tax jurisdiction, will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

  OTHER STATE AND LOCAL TAXES. You should consult your tax advisor regarding state and local tax consequences which may differ from the federal tax consequences described above.

                          HOW PERFORMANCE IS MEASURED

  A FUND'S PERFORMANCE MAY BE QUOTED IN TERMS OF AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD AS DISCUSSED BELOW.
 PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO INDICATE FUTURE
                                   RESULTS.

  From time to time, each Fund's total return, yield and tax-equivalent yield may be quoted in advertisements. The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., Mutual Fund Forecaster, Wiesenberger Investment Companies Services, Morningstar or CDA Investment Technologies, Inc., as well as to indices such as the Lehman Brothers Bond Indexes or the Consumer Price Index. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, Morningstar, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

  Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareowners for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by The

Commerce Funds directly to its customers in connection with investments in the Funds will not be included in the Funds' calculations of performance data. The methods used to compute the Funds' yield and total return are described in more detail in the Statement of Additional Information.

  The Funds calculate their total return on an "average annual total return" basis for various periods from the date a Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect the sales charge imposed by the Funds and changes in the price of a Fund's shares and assume that dividend and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations. The Funds may also advertise quotations of total return that do not reflect the sales charge imposed on the purchase of Fund shares. Quotations which do not reflect sales charges will, of course, be higher than quotations which do reflect sales charges.

  The yield of a Fund is computed based on the Fund's net income during a specified 30-day period. More specifically, the Fund's yield is computed by dividing its per share net income during the relevant period by the per share maximum public offering price on the last day of the period and annualizing the result on a semi-annual basis.

  The tax-equivalent yield for a Fund shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate. A Fund's tax-equivalent yield will always be higher than a Fund's yield.

                               OTHER INFORMATION

           THE COMMERCE FUNDS IS A DELAWARE BUSINESS TRUST THAT WAS
                        ORGANIZED ON FEBRUARY 7, 1994.

ABOUT THE COMMERCE FUNDS

  THE COMMERCE FUNDS' TRUST INSTRUMENT AUTHORIZES THE BOARD OF TRUSTEES TO ISSUE AN UNLIMITED NUMBER OF FULL AND FRACTIONAL SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, OF ONE OR MORE SERIES OF SHARES (OR CLASSES THEREOF) REPRESENTING INTERESTS IN NINE DIFFERENT FUNDS: THE SHORT-TERM GOVERNMENT, BOND, BALANCED, GROWTH AND INCOME, GROWTH, MIDCAP, INTERNATIONAL EQUITY, NATIONAL TAX-FREE BOND AND MISSOURI TAX-FREE BOND FUNDS. The Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds offer two classes of shares: Institutional Shares and Service Shares.

  Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in this Prospectus will be fully paid and non-assessable.

  Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, such shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

VOTING RIGHTS

  SHAREOWNERS ARE ENTITLED TO ONE VOTE FOR EACH FULL SHARE HELD AND FRACTIONAL VOTES FOR FRACTIONAL SHARES HELD. Additionally, except when required by the 1940 Act or when the Board of Trustees has determined that a matter affects the interests of more than one series, all shares shall be voted separately by individual series. The Board of Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes.

  The Commerce Funds does not presently intend to hold annual meetings of shareowners to elect Trustees or for other business. Shareowner meetings will be held when required by the 1940 Act or other applicable law.

  Under certain circumstances, shareowners have the right to call a shareowners meeting. Such meetings will be held when requested by the shareowners of 10% or more of The Commerce Funds' outstanding shares of beneficial interest. The Commerce Funds will assist in shareowner communications in such matters to the extent required by law and The Commerce Funds' undertaking with the Securities and Exchange Commission. Voting rights are not cumulative, and accordingly, the owners of more than 50% of the aggregate shares of The Commerce Funds may elect all of the Trustees irrespective of the vote of the other shareowners.

  As of February 7, 1997, the Advisor and their affiliates possessed, on behalf of their underlying customer accounts, voting or investment power with respect to 97% and 94% of the outstanding shares of each of the National Tax-Free Bond and Missouri Tax-Free Bond Funds, respectively, and therefore may be deemed to be a controlling person of The Commerce Funds for purposes of the 1940 Act.

  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of The Commerce Funds or of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of The Commerce Funds or such Fund, or (b) 67% or more of the shares of The Commerce Funds or such Fund present at a meeting if more than 50% of the outstanding shares of The Commerce Funds or such Fund are represented at a meeting in person or by proxy.

SHAREOWNER REPORTS

  Shareowners of record will be provided each year with a semi-annual report showing each Fund's investments and other information as of April 30 and, after the close of The Commerce Funds' fiscal year on October 31, with an annual report containing audited financial statements.

INQUIRIES

  We welcome any inquiries you may have regarding The Commerce Funds. Please consult your investment representative or call our toll-free service and information number indicated on page 17.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMMERCE FUNDS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMMERCE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Not to be used for Individual Retirement Accounts-- For an IRA application, call Shareowner Services at 1-800-305-2140
                                       Account # ______________________________
                                       Order # ________________________________


ACCOUNT APPLICATION FORM               COMMERCE FUNDS(TM)
--------------------------------------------------------------------------------
THIS ACCOUNT          The Commerce Funds
APPLICATION FORM      c/o Shareowner Services
SHOULD BE             P.O. Box 16931
FORWARDED PROMPTLY    St. Louis, MO 63105
TO:                   For additional information call 1-800-305-2140
                                                              Date: ___________


--------------------------------------------------------------------------------
1. ACCOUNT REGISTRATION
                      Please Print
                      INDIVIDUAL

                      ----------------------------------------   ---------------
                      First Name Initial Last Name (Birthdate)   SS# or Tax ID#

                      JOINT TENANTS
                      The account will be registered as "Joint Tenants with Right of Survivorship" unless otherwise specified.

                      ---------------------------------------   ---------------
                      First Name Initial Last Name (Birthdate)   SS# or Tax ID#

                      ---------------------------------------   ---------------
                      First Name Initial Last Name (Birthdate)   SS# or Tax ID#

                      GIFT TO MINORS

                      ---------------------------------------------------------
                      Custodian's Name (Only one can be named)

                      ---------------------------------------   ---------------
                      Minor's Name (Only one)                   SS#
                      Under the __ (State of Residence) Uniform Gift to
                      Minors Act

 ADDITIONAL DOCUMENTATION
 MAY BE REQUIRED
                      CORPORATION, TRUST, OR OTHER ENTITY

                      ---------------------------------------   ---------------
                      Name of Corporation, Trust or other          Tax ID#
                      Non-Person Entity

                      ---------------------------------------------------------
                      Attention

                      ---------------------------------------------------------
                      Date of Trust Instrument:       Name of Beneficiary
                                                      (If to be included in the
                                                      registration)

                      ---------------------------------------------------------
                      Name(s) of Trustee(s) (If to be included in the registration)

--------------------------------------------------------------------------------
2. MAILING ADDRESS                                          (  )
                      -----------------------------------   -------------------
                      Street                                Daytime Phone

                      ---------------------------------------------------------
                      City            State            Zip Code


============================================================================================================================
3. TO PURCHASE SHARES  Check appropriate boxes:

                       [_] Short Term Government         $_______         [_] Mid Cap                 $_______
  $1000 MINIMUM                                           Amount                                       Amount
  (EXCEPT PURSUANT     [_] Bond                          $_______         [_] International Equity    $_______
  TO THE AUTOMATIC                                        Amount                                       Amount
  INVESTMENT PLAN--    [_] Balanced (Employee            $_______         [_] National Tax-Free       $_______
  MINIMUM IS $250)         Benefit Plans only)            Amount              Bond                     Amount

                       [_] Growth                        $_______         [_] Missouri Tax-Free       $_______
                                                          Amount              Bond                     Amount
                       [_] Growth and Income             $_______
                                                          Amount

                       [_] A check (payable to "The Commerce Funds") for $___ is enclosed.

                       [_] I/we certify that I/we am/are an entity exempt from the sales charge according to the "How To
                           Buy Shares" section in the Prospectus and I/we am/are, therefore, entitled to purchase Fund shares at net asset value. By checking this box, the undersigned agrees that I/we will notify
                           Commerce Funds Shareowner Services at or prior to purchase if I/we am/are no longer in one of the categories of eligible investors.
                           Reason for exemption ________________________________.
============================================================================================================================
4. DIVIDEND AND        See "Dividend and Distribution Policies" in the Prospectus
   DISTRIBUTION        Choose how you wish to receive dividends. If no boxes are checked,
   OPTIONS             Option A will be assigned.

                       A. [_] Reinvest all dividends and capital gains.
                       B. [_] Receive dividends in cash and reinvest capital gains (Complete cash dividend section below.)
                       C. [_] Receive all dividends and capital gains in cash (Complete cash dividend section below.)
                       D. [_] All dividends and capital gains reinvested in another Commerce Fund account. (See Prospectus regarding limitations on this privilege.)

                       Fund Name _______________________________  Account Number __________________________________
                       Please send cash dividends to:
                       [_] Account registration address.     [_] Deposit to bank (attach voided check/deposit slip)

                       [_] Check to special payee as follows: (SIGNATURE
                         GUARANTEE required. See Section 13 of this Form.)
                       Name of Payee ________________  Account No. (if
                                                         applicable) __________
                       Street Address _________________________________________
                       City _____________________________ State ____ Zip ______

============================================================================================================================
5. RIGHT OF
   ACCUMULATION        See "How To Buy Shares" in the Prospectus

                       Cumulative quantity discounts are applicable if a shareowner's current value of existing shares of a Fund alone or in combination with shares of any other Fund described in the Prospectus on which a sales charge was paid, total the requisite amount for receiving a discount ($100,000 minimum) as described in the accompanying Prospectus. Below are listed all the accounts (account name, Fund and number) which should be aggregated for a right of accumulation.

                       Name _____________ Name _____________ Name _____________
                       Fund _____________ Fund _____________ Fund _____________
                       Acct No. _________ Acct No. _________ Acct No. _________

============================================================================================================================
6. LETTER OF INTENT    See "How To Buy Shares" in the Prospectus

                       Although not obligated to do so, it is the undersigned's intention to invest, over a 13-month period from this date, in shares of a Fund alone or in combination with shares of any other Fund, on which a sales charge was paid, described in the Prospectus which qualify for a quantity discount as described in the accompanying Prospectus, in an amount that will equal or exceed:

                                    [_] $100,000       [_] $250,000       [_] $500,000       [_] $1,000,000

                       I/we agree to the Letter of Intent and Escrow Agreement described in the accompanying Prospectus under "How to Buy Shares--Letter of Intent" and incorporated by reference herein.

--------------------------------------------------------------------------------
7. AUTOMATIC INVESTMENT PLAN
   (ATTACH VOIDED CHECK OR
   DEPOSIT SLIP)
                      See "What is Dollar Cost Averaging and How Can I
                       Implement It?" in the Prospectus

                      Beginning on the      day of these months: J F M A M J J
                      A S O N D (circle all months that apply), I/We authorize State Street Bank (the custodian for a Fund) to debit the amount requested below from my/our bank account for investment in a Fund. I/We understand that my/our participation in the Automatic Investment Plan is subject to the terms and conditions of such plan as amended from time to time.
                      ---------------------------------------------------------
                      Amount of each monthly investment (minimum $100)
                                                                   Name of Fund
                      ---------------------------------------------------------
                      Amount of each monthly investment (minimum $100)
                                                                   Name of Fund
                      ---------------------------------------------------------
                      Authorized Signature (as shown on bank records)
                      ---------------------------------------------------------
                      Authorized Signature (if joint bank account both sign)
--------------------------------------------------------------------------------

8.  TELEPHONE PURCHASE/
    REDEMPTION

                    See "How To Buy Shares" or "How To Sell Shares" in the Prospectus

                    [_] The Commerce Funds and its agent is hereby authorized
                        to honor telephone, telegraphic, or other instructions, without signature guarantee, from any person for the redemption of shares for the above account, without an obligation on behalf of The Commerce Funds or its agent, to verify that such person is the shareowner of record or authorized to give purchase/redemption instructions, provided proceeds are sent by federal wire (minimum $1,000) or electronic funds transfer to/from the bank account indicated on your voided check or deposit slip or mailed to the account registration address. Neither a Fund nor its agent shall be liable for telephone purchases or redemptions or for payments made to any unauthorized account for instructions reasonably believed to be genuine. The Commerce Funds will employ reasonable procedures to confirm that such instructions given are genuine.

--------------------------------------------------------------------------------

9. TELEPHONE EXCHANGE  See "Can I Exchange My Investment From One Commerce Fund
                       To Another?" in the Prospectus

                       Exchange Privilege (you will have this privilege unless declined)

                      [_] I/We DO NOT wish to authorize telephone exchanges.

--------------------------------------------------------------------------------

10. AUTOMATIC EXCHANGES

    (ATTACH VOIDED CHECK
    OR DEPOSIT SLIP)
                      See "Can I Have Exchanges Made Automatically?" in the Prospectus


                      The originating Fund's balance must be at least $2,000 after the exchange and the receiving Fund's minimum investment must be met. Exchanges will take place each month after such exchanges commence until terminated.

                      I/We hereby authorize automatic exchanges of $____ (exact dollars--$250 minimum) into my/our identically registered account:

                      Exchange from __________________________________  (Name of
                                                                        Fund)
                         to     __________________________________      (Name of
                                                                        Fund)
                      Account No. (if known) _____________________
                      Please make exchanges on the    day beginning the month
                      of             .

--------------------------------------------------------------------------------
11. DUPLICATE MAILINGS

                   [_] Check the box if you would like duplicate
                       confirmations/statements sent to another address:

                        -------------------------------------------------
                        Name
                        -------------------------------------------------
                        Street Address          City       State     Zip

-------------------------------------------------------------------------------
12. AUTOMATIC WITHDRAWAL PLAN


                       Minimum account balance must be $5,000. Withdrawal minimum is $100.

                       Check One: [_] Monthly  [_] Quarterly  [_] Semi-
                       Annual  [_] Annual
                       Please make payments via (check one) [_] check [_] ACH (Bank must be ACH affiliated. Attach voided check). Payments made via check are withdrawn from your account on or about the 1st or 15th of a month for monthly withdrawals or the 15th of the month for quarterly/semi-annual/annual withdrawals. (I understand that I may change the date of redemption, via ACH, or the amount at any time in writing to the Fund at the address stated above.)

                       If withdrawal payments are to be made via ACH (attach voided check/deposit slip)
                       Please withdraw $        from my account on the
                       of the month.

                       Complete this section ONLY if check is to be made payable to person(s) other than the registered owner. SIGNATURE GUARANTEE required. (See Section 13 of this Form.)

                       --------------------------------------------------------
                       Name of check recipient     Address     City  State  Zip

-------------------------------------------------------------------------------
13. TAXPAYER ID CERTIFICATION AND SIGNATURE AUTHORIZATION

                       1) The number shown on this Account Application Form is my/our correct Taxpayer Identification number, and 2) I/we am/are not subject to backup withholding because
                       (a) I/we am/are exempt from backup withholding, or (b) I/we have not been notified by the Internal Revenue Service (IRS) that I/we am/are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me/us that I/we am/are no longer subject to backup withholding.

                       You must cross out item (2) above if you have been notified by the IRS that you are currently subject to federal backup withholding because of under reporting interest or dividends on your federal tax return or if you have not been notified by the IRS that you are no longer subject to backup withholding.

                       I/we further certify that I/we am/are neither a citizen nor a resident of the United States for the purpose of the Internal Revenue Code. I/we am/are a resident of ___

                       NOTE: FAILURE TO COMPLETE THIS SECTION MAY RESULT IN
                       BACKUP WITHHOLDING     OF 31% OF ANY PAYMENTS MADE TO
                       YOU.

                       By checking only the appropriate box and signing below, I/we certify under penalties of perjury that:
                         [_] I/we do not have a taxpayer identification
                           number, but I/we have applied for or intend to apply for one. I/we understand that the required 31% withholding may apply before I/we provide such number and certifications, which should be provided within 60 days.
                       or [_] I/we am/are an exempt recipient.
                       or [_] I/we am/are neither a citizen nor a resident of
                          the United States for the purpose of the Internal Revenue Code. I/we am/are a resident of ________ .

                       Permanent Foreign Address:______________________________

                       ________________________________________________________

                       ________________________________________________________

                      ---------------------------------------------------------

                       By the execution of this Account Application Form, the undersigned represents and warrants that it has the full right, power and authority to make the investment applied for pursuant to this Form and is acting for itself or in some fiduciary capacity in making such investment.

                       THE UNDERSIGNED AFFIRMS THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS FOR THE FUND AND HAS REVIEWED THE SAME.

                       Sign Here:

                       --------------------------------------------------------
                       Signature                         Name (print) and Title

                       --------------------------------------------------------
                       Signature                         Name (print) and Title

                       SIGNATURE GUARANTEE REQUIRED ONLY IF A SPECIAL PAYEE/ADDRESS IS DESIGNATED UNDER ITEM #'S 4 AND 12. SEE "HOW TO SELL SHARES" IN THE PROSPECTUS.

                       --------------------------------------------------------
                       SIGNATURE GUARANTEE (IF REQUIRED)

-------------------------------------------------------------------------------
14. FOR DEALER ONLY    Investment dealer's signature is required for Automatic
                       Withdrawal Plan or Letter of Intent. If an Automatic
                       Withdrawal Plan is being opened, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.

                       --------------------------------------------------------
                       Branch Office Location        Branch Number/Branch Phone

                       --------------------------------------------------------
                       Reg. Rep. Number         Reg. Rep.'s Name

                       --------------------------------------------------------
                       Authorized Signature               State          Zip


THE COMMERCE FUNDS DISCLOSURE STATEMENT (YOU MUST SIGN)

The account owner acknowledges that the account owner has read this disclosure statement and has been told and understands that:

 . shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Commerce Bank, N.A. (St. Louis), Commerce Bank, N.A. (Kansas City), their parent company or its affiliates, or any other bank

 . are not federally insured or guaranteed by the U.S. Government, Federal
  Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency

 . investment in the Funds involves investment risks, including possible loss of the principal amount invested

 . Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) serve as the investment advisor to the Funds and receive compensation for such services as disclosed in the current prospectus

 . sales charges may apply.

Dated: _________________                             --------------------------
                                                             Signature

                                                     --------------------------
                                                             Signature

                                       Filed pursuant to Rule 497(c)
                                       of the Securities Act of 1933, as amended
                                                                        33-80966
                                                                        811-8598

                               THE COMMERCE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                 SERVICE SHARES

                           SHORT-TERM GOVERNMENT FUND
                                   BOND FUND
                                 BALANCED FUND
                             GROWTH AND INCOME FUND
                                  GROWTH FUND

                                  MIDCAP FUND
                           INTERNATIONAL EQUITY FUND

                                 MARCH 1, 1997

                               TABLE OF CONTENTS
                               -----------------


Investment Objectives, Policies and Risk Factors..    2
Net Asset Value...................................   28
Additional Purchase and Redemption Information....   29
Description of Shares.............................   32
Additional Information Concerning Taxes...........   34
Management of The Commerce Funds..................   36
Independent Auditors..............................   48
Counsel...........................................   48
Additional Information on Performance.............   49
Miscellaneous.....................................   56
Financial Statements..............................   58
Appendix A........................................  A-1
Appendix B........................................  B-1


          This Statement of Additional Information, is meant to be read in conjunction with The Commerce Funds' Service Shares Prospectus dated March 1, 1997, for the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap (formerly the Aggressive Growth Fund) and International Equity Funds (each, a "Fund" and collectively, the "Funds"). This Statement of Additional Information is incorporated by reference in its entirety into the Service Share Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Service Share Prospectus may be obtained by calling 1-800-305-2140. Capitalized terms used but not defined herein have the same meanings as in the Service Share Prospectus.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


          The following policies supplement the discussion of the Funds' respective investment objectives and policies as set forth in the Service Share Prospectus.

PORTFOLIO TRANSACTIONS
----------------------

          The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

          Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through
                                               ----
dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Advisory Agreement for the Funds provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Advisor, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that they determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exer cised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          A Fund's portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, Sub-Advisor, Goldman, Sachs & Co. or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the Securities and Exchange Commission ("SEC"). However, The Commerce Funds' Board of Trustees has authorized the Advisor to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Advisor, to take into account the sale of Fund shares if the Advisor believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, Goldman, Sachs & Co., or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies which have similar investment objectives but that are not subject to such limitations.

          Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectus) and allocated as to amount in a manner which the Advisor believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.


          The Commerce Funds are required to identify any securities of its "regular brokers or dealers" acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 1996, the Bond Fund acquired securities of Smith Barney, Inc., Morgan Stanley Group, Inc. and Merrill Lynch & Co., Inc., each a regular broker/dealer or parent. At October 31, 1996, the Bond Fund's aggregate holdings in these securities amounted to $2,011,360, $1,969,860 and $6,986,704, respectively. During the fiscal year ended October 31, 1996, the Balanced Fund acquired securities of Smith Barney, Inc. and Morgan Stanley Group, Inc. At October 31, 1996, the Balanced Fund's aggregate holdings in these securities amounted to $502,840 and $492,465, respectively.


          During the fiscal year ended October 31, 1996, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the brokers or dealers which engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 1996, the value of each Fund's outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:


          Short-Term Government Fund    $   716,000
          Bond Fund                       2,131,000
          Balanced Fund                   3,001,000
          Growth and Income Fund/1/             N/A
          Growth Fund                    14,610,000
          MidCap Fund                     2,148,000
          International Equity Fund       2,193,000
                                        -----------

          ----------------
          /1/  Not operational during the period.

     For the fiscal year ended October 31, 1996 and for the period December 12, 1994 (commencement of operations of Institutional Shares) through October 31, 1995, the Balanced, Growth, MidCap and International Equity
Funds paid brokerage commissions as follows:

                                                                                                              Total
                                                                                   Total        Total       Brokerage
                                                                                 Brokerage    Amount of    Commissions
                                                                      Total     Commissions  Transactions    Paid to
                                                                    Brokerage     Paid to      on Which    Brokers Who
                                                                   Commissions  Affiliated   Commissions    Provided
                                                                      Paid        Persons     Were Paid     Research
                                                                   -----------  -----------  ------------  -----------

Fiscal year ended October 31, 1996:

Balanced Fund                                                      $ 58,679          --       $ 30,457,201  $14,261
Growth Fund                                                         161,450          --        101,777,048   44,688
MidCap Fund                                                         107,348          --         46,977,298   25,314
International Equity                                                 92,250      $5,447         30,494,870       --
 Fund
For the period December 12, 1994/(1)/ through October 31, 1995:
Balanced Fund                                                      $ 28,613       $  660      $ 25,307,292  $ 6,355
Growth Fund                                                        $123,720       $1,460      $ 85,947,095  $25,070
MidCap Fund                                                        $ 69,935       $  300      $ 47,022,043  $15,970
International Equity                                               $ 37,119       $2,226      $ 14,456,331  $     0
 Fund

__________

/(1)/  Commencement of operations.



        For the fiscal year ended October 31, 1996, the following affiliated persons received brokerage commissions on behalf of Institutional Shares of the International Equity Fund.

                                                                        Total Amount of
                                                                         Transactions      % of Total
                                                                           on which        Amount of
                                           Commissions                    Commissions    Transactions
                                               Paid                        were Paid       on which
                                          to Affiliated    % of Total    to Affiliated    Commissions
Broker Name                                   Persons     Commissions       Persons        were Paid
-----------                               -------------  -------------  ---------------  ------------- --
Flemings Securities, Ltd.                        $49          0.05%           $24,232          0.08%

Flemings                                         $42          0.05%           $21,282          0.07%

Goldman, Sachs & Co.                          $3,131          3.39%        $1,465,591          4.81%

Goldman Sachs International, Ltd.                $38          0.04%           $18,893          0.06%

Jardine Fleming                                 $874          0.95%          $320,909          1.05%

Jardine Fleming Hong Kong                       $223          0.24%           $47,118          0.15%

Robert Fleming & Co. London                     $601          0.65%          $264,973          0.87%

Robert Fleming Securities, Ltd.                 $440          0.48%          $214,493          0.70%

Robert Fleming Securities, Inc.                  $49          0.05%           $24,703          0.08%

                                              $5,447          5.90%        $2,402,194          7.87%


          Flemings Securities, Ltd, Flemings, Jardine Fleming, Jardine Fleming Hong Kong, Robert Fleming & Co., London, Robert Fleming Securities, Ltd. and Robert Fleming Securities, Inc. are affiliates of the Sub-Advisor to the International Equity Fund. Goldman, Sachs & Co. is the Distributor for The Commerce Funds. Goldman Sachs International, Ltd. is an affiliate of the Distributor.

RATINGS OF SECURITIES
---------------------
          The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc., as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in conjunction with the particular Fund's investment policy when determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

          Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by NRSROs for securities in which the Funds may invest.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

          The Funds may purchase variable rate and floating rate obligations as described in the Prospectus. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

          Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

          As stated in the Prospectus, pursuant to their respective investment objectives, the Funds may invest in U.S. Government Obligations. U.S. Government Obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
--------------------------------------------

          The Short-Term Government, Bond and Balanced Funds may purchase mortgage-related securities and the Bond and Balanced Funds may purchase asset-backed securities, that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          A Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

          ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

OPTIONS TRADING
---------------

          As stated in the Prospectus, each of the Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not to exceed 5% of a Fund's net assets. Such options relate to particular securities. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Funds will write only "covered" call options on securities. The option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same
                                                        ----
underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------

          The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Successful use of futures by a Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing-house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

HYBRID INSTRUMENTS
------------------

          Hybrid instruments have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

          Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

          The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

          Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

          Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


INTEREST RATE SWAPS, FLOORS AND CAPS
------------------------------------

          In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond and Balanced Funds may enter into interest rate and mortgage swaps and interest rate caps and floors. A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

          A Fund will enter into interest rate and mortgage swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or mortgage swaps is accrued on a daily basis and an amount of cash or liquid debt securities rated in one of the top three ratings categories by S&P, Moody's or another NRSRO or if unrated by such rating organizations, deemed by the Advisor to be of comparable quality ("High Grade Debt Securities") having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund's custodian.

          A Fund does not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody's or the equivalent rating of another NRSRO or if unrated by such rating organizations, determined by the Advisor to be of comparable credit quality. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Funds' limitations on investments in illiquid securities.

RIGHTS OFFERINGS AND WARRANTS
-----------------------------

          As stated in their Prospectus, the Balanced, Growth and Income, Growth, MidCap and International Equity Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


LENDING SECURITIES
------------------

          Each Fund may lend its portfolio securities. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or those securities defined as "money market instruments" in "Temporary Instruments" in the Prospectus for the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds, or any combination thereof. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

REPURCHASE AGREEMENTS
---------------------

          The repurchase price under the repurchase agreements described in the Funds' Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).
Securities subject to repurchase agreements are held by the Funds' Custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

BANK OBLIGATIONS
----------------

          For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

          Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.


          Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

STRIPPED GOVERNMENT OBLIGATIONS
-------------------------------

          The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Bond and Balanced Funds may purchase securities registered under this program. This allows the Funds to be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

          In addition, the Bond and Balanced Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Obligations for federal tax purposes. The Commerce Funds is unaware of any binding legislative, judicial or administrative authority on this issue. Investments by either Fund in these securities will not exceed 5% of the value of the Fund's total assets.

          The Prospectus discusses other types of stripped securities that may be purchased by the Bond and Balanced Funds, including stripped mortgage-backed securities.

MUNICIPAL OBLIGATIONS
---------------------

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          As described in the Prospectus, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the respective portfolios may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

          As stated in their Prospectus, the Bond and Balanced Funds may, when deemed appropriate by the Advisor in light of the particular Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends which are derived from the interest of Municipal Obligations would be taxable to the Funds' shareowners for federal income tax purposes.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Commerce Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

          Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

FOREIGN INVESTMENTS
-------------------


          As indicated in their Prospectus, the Bond, Growth and Income, Growth, MidCap and International Equity Funds may invest up to 20%, 10%, 10% and 100%, respectively, of their total assets, and the Balanced Fund may invest up to 20% and 10% of the fixed income and equity portions of its portfolio, respectively, in securities issued by foreign issuers, including American Depository Receipts ("ADRs") and, in the case of the International Equity Fund, European Depository Receipts ("EDRs"), wherever organized ("Foreign Securities"). In considering whether to invest in the Foreign Securities, the Advisor will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

          In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

          The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.
Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Advisor may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Advisor anticipates that the foreign currency will appreciate or depreciate in value.

          A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

          When a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid assets, as permitted by applicable law, having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS
---------------------------------------------

          Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

          A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

          When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

CONVERTIBLE SECURITIES
----------------------

          As indicated in their Prospectus, the Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities, the Advisor will consider, among other factors, their evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody's, S&P or another NRSRO and, if so, the ratings assigned.

          The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

INVESTMENT LIMITATIONS
----------------------

          Each Fund is subject to the investment limitations enumerated below, which may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds' Board of Trustees without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund's assets.

          As a matter of fundamental policy, no Fund may:

          1. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          2. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

          3. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or to a Fund's transactions in securities on a when-issued or forward commitment basis.

          5. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933 in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

          6. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund's current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

          As a matter of non-fundamental policy, no Fund may:

          1. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund's total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and
(iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company.

          2. Make short sales of securities or maintain a short position except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

          3. Invest in restricted securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 (excluding Rule 144A Securities), if at the time of acquisition more than 5% of its net assets would be invested in such securities.

          4. Invest in restricted securities (including Rule 144A Securities) when aggregated with investments in securities of companies having a record together with predecessors, of less than three years of continuous operation if at the time of acquisition more than 15% of its total assets would be invested in such securities.

          5. Make investments for the purpose of exercising control or management.

          6. Invest in warrants if at the time of acquisition a Fund's investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

          7. Invest in securities of companies having a record together with predecessors, of less than three years of continuous operation, if more than 5% of a Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-related securities, asset-backed securities or U.S. Government Obligations.

          8. Purchase or retain the securities of any issuer, if those individual officers and Trustees of The Commerce Funds, the Advisor or any subsidiary thereof each owning beneficially more than one half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          9. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

          10. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% of the value of its net assets.

          In addition, the fundamental investment limitation listed below is summarized in the Prospectus and is set forth below in it's entirety.

          1. With regard to the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds:

          Each Fund will limit its investments so that, with respect to 75% of a Fund's total assets: (i) not more than 5% of a Fund's total assets will be invested in the securities or any one issuer; (ii) not more than 25% of a Fund's total assets will be invested in the securities of issuers in any one industry; and (iii) not more than 10% of the outstanding voting securities of any one issuer will be held by a Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities are excepted from these limitations. Each Fund may borrow money from banks for temporary or emergency purposes or to meet redemption requests and may enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of at least 300% for all such borrowings.

                                NET ASSET VALUE

          The net asset value per share for each Fund of The Commerce Funds is calculated separately for Institutional Shares and Service Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular class, subtracting the liabilities charged to that class, and dividing the result by the number of outstanding shares of the class. Assets which belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds' investment portfolios at the time of allocation. Payments under The Commerce Funds' Distribution Plan and the Service Plan for Service Shares, however, are applicable only to the Service Shares of the Funds.

          As stated in their Prospectus, a Fund's investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds' Board of Trustees. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

          The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds' Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 P.M. Eastern time, and at other times may not be reflected in the calculation of net asset value of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds' Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. An illustration of the computation of the public offering price per share of the Service Shares of the Funds, based on the value of the total net assets and total number of Service Shares outstanding as of January 31, 1997 would be as follows:

                                     TABLE
                                     -----

                         Bond    Balanced    Growth and                 MidCap   International
                         Fund      Fund    Income Fund(1)  Growth Fund   Fund     Equity Fund
                        -------  --------  --------------  -----------  -------  -------------
Net Assets............  $51,174   $85,862       N/A           $803,415  $17,404         $1,076
Number of Shares
 Outstanding..........    2,701     3,570       N/A             26,746      588             50
Net Asset Value
 Per Share............  $ 18.95   $ 24.05       N/A           $  30.04  $ 29.61         $21.44
Sales Charge, 3.50
 percent of offering
 price (3.63 percent
 of net asset value
 per share)...........  $  0.69   $  0.87       N/A           $   1.09  $  1.07         $ 0.78
Offering Price to
 Public...............  $ 19.64   $ 24.92       N/A           $  31.13  $ 30.68         $22.22

___________________________
(1)  Not operational during the period.

                              Short-Term
                              Government
                               Fund
                               ----


Net Assets.............  $  100

Number of Shares
  Outstanding..........       5

Net Asset Value
  Per Share............  $18.34

Sales Charge, 2.00
  percent of offering
  price (2.04 percent
  of net asset value
  per share)...........  $ 0.37

Offering Price to
  Public...............  $18.71
-------------------



     The Commerce Funds began offering Service Shares on January 2, 1997. The information in the foregoing table is based on the net assets and number of shares outstanding of The Commerce Funds' Service Shares as of January 31, 1997.


     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus under "How To Sell Shares," The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to shares of the Funds as provided in the Prospectus.

          In an exchange, the redemption of Service Shares being exchanged will be made at the per share net asset value of the Service Shares to be redeemed next determined after the exchange request is received. The Service Shares of the Fund to be acquired will be purchased at the per share net asset value of those Service Shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

          A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.


RETIREMENT PLANS
----------------

          Profit-Sharing Plan.  The Short-Term Government, Bond, Balanced,
          -------------------
Growth and Income, Growth, MidCap and International Equity Funds have available a profit-sharing plan (including a 401(k) option) (the "Profit-Sharing/401(k) Plan") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code.

          The Internal Revenue Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible (subject to certain limits) and earnings on the contributions are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.


          Individual Retirement Account.  The Short-Term Government, Bond,
          -----------------------------
Balanced, Growth and Income, Growth, MidCap and International Equity Funds have available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

          The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

          In both of these Plans available through the Funds, distributions of net investment income and capital gains will be automatically reinvested.

          The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting The Commerce Funds directly. The complete Plan documents and applications will be provided to existing or prospective shareowners upon request, without obligation. The Commerce Funds recommends that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

                             DESCRIPTION OF SHARES

          The Commerce Funds is a Delaware business trust organized on February 7, 1994. Under the Funds' Trust Instrument, the beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in the treasury. Also, the trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

          The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

          In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

          Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

          The shareowners have power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

          Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds' list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

          When used in the Prospectus or in this Statement of Additional Information, a "majority" of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or the Fund.

          The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

FEDERAL - GENERAL INFORMATION

          Each Fund will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareowners, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

          In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue discount and "accrued market discount") received by a Fund at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

          In the case of corporate shareowners, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Growth and Income, Growth and MidCap Funds may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.


          Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

          If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareowners. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

          See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short Test.



                        MANAGEMENT OF THE COMMERCE FUNDS

                       TRUSTEES AND OFFICERS OF THE TRUST

          The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each Trustee has an address c/o The Commerce Funds, 922 Walnut Street, Kansas City, Missouri 64141.




Name, Address and Age         Position(s) Held         Principal Occupation(s) During Past 5 Years
                                    with
                                 the Trust

John Eric Helsing           Trustee and Chairman   Retired.  Former Professor and Chairman,
c/o The Commerce Funds                             Department of Business Administration and
922 Walnut Street                                  Economics of William Jewell College since
Kansas City, MO 64141                              September 1990.  Lecturer at William Jewell
Age: 63                                            College since January 1989.  Director, Valentine
                                                   Radford Communications and Trustee, Midwest Research
                                                   Institute.

*Warren W. Weaver           Trustee and President  Retired.  Former Vice Chairman, Commerce
c/o The Commerce Funds                             Bancshares, Inc. and Commerce Bank, N.A.
922 Walnut Street
Kansas City, MO 64141
Age: 66

*Randall D. Barron          Trustee and Treasurer  Retired.  President, MO. Division Southwestern
c/o The Commerce Funds                             Bell Telephone Company since 1984.  Former
922 Walnut Street                                  Director, Commerce Bancshares, Inc.
Kansas City, MO 64141
Age: 67

David L. Bodde              Trustee                Charles N. Kimball Professor of Technology and
c/o The Commerce Funds                             Innovation, University of Missouri, Kansas City
922 Walnut Street                                  since 1996.  Vice President, Midwest Research
Kansas City, MO 64141                              Institute since January 1991.  Executive Director,
Age: 54                                            Commission on Engineering, National Academy of
                                                   Sciences from April 1986 to January 1991;
                                                   Director, Missouri Technological Corporation.
                                                   Director, Kansas City Power & Light Company
                                                   since 1994.

John Joseph Holland         Trustee                Vice President, and Chief Financial Officer,
c/o The Commerce Funds                             Butler
922 Walnut Street                                  Manufacturing Company since January 1990 and
Kansas City, MO 64141                              Vice President and Controller prior thereto.
Age: 46                                            Director, Allendale Insurance Company.

Paul Klug                   Vice President         Vice President and Manager, Bank Proprietary
Goldman Sachs Asset                                Mutual Funds unit within the Institutional Funds
Management, 41st Floor                             Group of Goldman Sachs Asset Management since
One New York Plaza                                 1994.  Chief Operating Officer, Chase Manhattan's
New York, NY 10004                                 Vista Capital Management Group prior thereto.
Age: 45

____________________
* Trustees who are "interested persons" of The Commerce Funds, as defined in the 1940 Act.


Nancy L. Mucker             Vice President         Vice President, Goldman Sachs since April 1985.
Goldman Sachs Asset                                Manager of Shareholder Services for Goldman
Management                                         Sachs Asset Management Funds Group since
4900 Sears Tower                                   November 1989.
Chicago, IL 60606
Age: 47

Pauline Taylor              Vice President         Vice President, Goldman Sachs since June 1992.
Goldman Sachs Asset                                Consultant 1989 to June 1992.
Management
4900 Sears Tower
Chicago, IL 60606
Age: 50

W. Bruce McConnel, III      Secretary              Partner of the law firm Drinker Biddle & Reath,
Drinker Biddle & Reath                             Philadelphia, Pennsylvania.
1345 Chestnut Street
PNB Building
Philadelphia, PA  19107
Age:  54

Scott M. Gilman             Assistant Secretary    Director Mutual Funds Administration, Goldman
Goldman Sachs Asset                                Sachs Asset Management since April 1994.
 Management                                        Assistant Treasurer of Goldman Sachs Funds
One New York Plaza                                 Management, Inc. since March 1993. Vice
New York, NY 10004                                 President, Goldman Sachs since March 1990.
Age: 37

John Perlowski              Assistant Secretary    Vice President, Goldman, Sachs & Co., since July
Goldman Sachs Asset                                1995.  Director/Fund Accounting & Custody,
 Management                                        Investors Bank & Trust Co., November 1993 to
One New York Plaza                                 July 1995.  Formerly, Manager, Audit Division,
New York, NY  10004                                Arthur Andersen, September 1986 to November
Age: 32                                            1993.

Michael J. Richman, Esq.    Assistant Secretary    Vice President and Assistant General Counsel of
Goldman Sachs & Co.                                Goldman Sachs and Counsel to the Funds Group of
12th Floor                                         Goldman Sachs Asset Management since June
Legal Department                                   1992.  Associate General Counsel to Goldman
85 Broad Street                                    Sachs Asset Management since February 1994.
New York, NY 10004                                 Formerly Partner, Hale and Dorr from September
Age: 36                                            1991 to June 1992.  Attorney-at-law, Gaston &
                                                   Snow prior thereto.

Howard B. Surloff           Assistant Secretary    Counsel to Goldman Sachs and the Funds Group of
Goldman Sachs & Co.                                Goldman Sachs Asset Management since November
12th Floor                                         1993.  Assistant General Counsel since November
Legal Department                                   1995 and Vice President of Goldman Sachs since
85 Broad Street                                    May 1994.  Formerly Associate of Shereff,
New York, NY 10004                                 Friedman, Hoffman & Goodman.
Age: 31

                                  *    *    *

          Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Gilman, Klug, Perlowski, Richman and Surloff and Mmes. Mucker and Taylor hold similar positions with one or more investment companies that are advised by Goldman Sachs.

          Each Trustee receives an annual fee of $5,000. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. The following chart provides certain information about the trustee fees paid by the Trust for the fiscal year ended October 31, 1996:




                                             PENSION OR
                                             RETIREMENT     ESTIMATED     AGGREGATE
                                             BENEFITS       ANNUAL      COMPENSATION
                              AGGREGATE      ACCRUED AS     BENEFITS      FROM THE
         NAME OF            COMPENSATION      PART OF FUND    UPON          FUND
 PERSON/POSITION           FROM THE TRUST     EXPENSES     RETIREMENT     COMPLEX*
------------------------------------------------------------------------------------

JOHN ERIC HELSING,          $5,000             $0           $0             N/A
 Trustee, Chairman

WARREN W. WEAVER,           $3,750             $0           $0             N/A
Trustee, President

PLEASANT VOORHEES           $1,250             $0           $0             N/A
 MILLER**, Trustee,
 President

RANDALL D. BARRON,          $5,000             $0           $0             N/A
Trustee, Treasurer

DAVID L. BODDE, Trustee     $5,000             $0           $0             N/A
JOHN JOSEPH HOLLAND,        $5,000             $0           $0             N/A
Trustee
------------------------------------------------------------------------------------

* Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person.

** Effective March 14, 1996, Pleasant Voorhees Miller is no longer a Trustee of
   The Commerce Funds.

INVESTMENT ADVISOR

          Information about the Advisor and their duties and compensation as Advisor is contained in the Prospectus. For the fiscal year ended October 31, 1996 and from commencement of operations through October 31, 1995, The Commerce Funds paid the Advisor fees for advisory services (net of waivers) with respect to Institutional Shares of the Funds as follows:


                                    Fiscal year ended       Commencement ofoperations
                                    October 31, 1996        through October 31, 1995
                                    -----------------       --------------------------
Short-Term Government Fund /(1)/         $   82,030               $ 47,091
Bond Fund /(1)/                             600,758                386,076
Balanced Fund /(1)/                         438,474                271,451
Growth and Income Fund /(2)/                N/A                          0
Growth Fund /(1)/                         1,262,077                799,203
MidCap Fund /(1)/                           453,655                166,159
International Equity Fund /(1)/             315,480                 92,576
---------

/(1)/  Commenced investment operations on December 12, 1994.
/(2)/  Not operational for the periods indicated.

          For the fiscal year ended October 31, 1996, and from commencement of operations through October 31, 1995, the Advisor voluntarily agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees on Institutional Shares of the Funds by the following:


                                   Fiscal year ended      Commencement of operations
                                   October 31, 1996       through October 31, 1995
                                   -----------------      ---------------------------

Short-Term Government Fund/(1)/             $ 54,686               $31,394
Balanced Fund/(1)/                           146,158                90,484
International Equity Fund/(1)/               255,695                61,711
-----------

/(1)/  Commenced investment operations on December 12, 1994.

          In addition, for the fiscal year ended October 31, 1996, and during the period ended October 31, 1995, the Advisor voluntarily agreed to reimburse the expenses listed below (excluding interest, taxes, and extraordinary expenses) to the extent that total fees and expenses exceeded, on an annualized basis, the average net assets of the Institutional Shares as follows:



                                   Fiscal year ended  Commencement of Operations
                                    October 31, 1996   through October 31, 1995
                                   -----------------  --------------------------
Short-Term Government Fund/(1)/         0.68%                     0.68%
Bond Fund/(1)/                          0.88%                     0.88%
Balanced Fund/(1)/                      1.13%                     1.13%
Growth Fund/(1)/                        1.13%                     1.13%
International Equity Fund/(1)/          1.72%                     1.72%
-------------------

-----------------------
/(1)/  Commenced investment operations on December 12, 1994.


The effect of these reimbursements, and certain reimbursements of the International Equity Fund's expenses, during the period was to reduce expenses on Institutional Shares of the following Funds as follows:


                                   Fiscal year ended  Commencement of Operations
                                   October 31, 1996   through October 31, 1995
                                   -----------------  --------------------------
Short-Term Government Fund/(1)/          $63,161              $ 40,597
Bond Fund/(1)/                                --                   305
Balanced Fund/(1)/                        43,556                24,555
Growth Fund/(1)/                              --                    --
International Equity Fund/(1)/            96,415               112,535
-------------------

--------------------
/(1)/  Commenced investment operation on December 12, 1994.

          The Advisor's own investment portfolio may include bank certificates of deposit, bankers' acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Advisor's own investment portfolio will not be made. The Advisor's Commercial Banking Department may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

          The Advisor has agreed that it will reimburse The Commerce Funds such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws. Restrictive limitations may be imposed on The Commerce Funds as a result of changes in current state laws and regulations in those states where The Commerce Funds has qualified its shares, or by a decision of The Commerce Funds to qualify the shares in other states having restrictive expense limitations. To The Commerce Funds' knowledge, of the expense limitations in effect on the date of this Statement of Additional Information none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of the portfolio's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets and one and one-half percent (1-1/2%) of the remaining average annual net assets.

          Under the terms of the Advisory Agreement, the Advisor is obligated to manage the investment of the Funds' assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

          The Advisor will not accept The Commerce Funds' shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds' shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds' account with the Custodian occasioned by clerical error or by failure of a shareowner to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Advisor.

          Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

INVESTMENT SUB-ADVISOR

          Information about the Sub-Advisor and its duties and compensation as Sub-Advisor is contained in the Prospectus. For the fiscal year ended October 31, 1996 and for the period December 12, 1994 (commencement of operations) through October 31, 1995, the Advisor paid the Sub-Advisor sub-advisory fees of $259,923 and $77,144, respectively.

          Under the Sub Advisory Agreement, Price Fleming provides the International Equity Fund with investment advisory services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

          The Sub-Advisory Agreement also provides that Price-Fleming, its directors, officers or employees will only be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

          Under the Sub-Advisory Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Sub-Advisory Agreement or otherwise helpful to the Funds.

          Price-Fleming has entered into separate letters of agreement with Fleming Investment Management Limited ("FIM") and Jardine Fleming Investment Holdings Limited ("JFIH"), wherein FIM and JFIH have agreed to render investment research and administrative support to Price-Fleming. FIM is a wholly-owned subsidiary of Robert Fleming Asset Management Limited which is a wholly-owned subsidiary of Robert Fleming Holdings Limited ("Robert Fleming Holdings"). JFIH is an indirect wholly-owned subsidiary of Jardine Fleming Group Limited. Under the letters of agreement, these companies will provide Price-Fleming with research material containing statistical and other factual information, advice regarding economic factors and trends, advice on the allocation of investments among countries and as between debt and equity classes of securities, and research and occasional advice with respect to specific companies.

          Robert Fleming Holdings personnel have extensive research resources throughout the world. A strong emphasis is placed on direct contact with companies in the research universe. Robert Fleming personnel, who frequently speak the local language, have access to the full range of research products available in the market place and are encouraged to produce independent works dedicated solely to portfolio investment management, which adds value to that generally available.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

          The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the
                             ------------------------------------
Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment
              --------------------------------------------------------------
Company Institute that the Board did not exceed its authority under the Holding
-----------------
Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Advisor believes that if the question were properly presented, a court should hold that the Advisor may perform the services for the Funds contemplated by the Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by the Advisor and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Advisor from continuing to perform such services for the Funds or from continuing to purchase Fund shares for the accounts of its customers. If the Advisor or their affiliates were required to discontinue all or part of their shareowner servicing activities, their customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Commerce Funds does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

          From time to time, legislation modifying the Glass-Steagall restrictions have been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, The Commerce Funds expects that the Advisor's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by the Administrator/Distributor. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor or such a non-bank affiliate might offer to provide services for consideration by The Commerce Funds' Board of Trustees.

THE DISTRIBUTION PLAN AND THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN
----------------------------------------------------------------------

          The Distributor is entitled to payment from the Trust for distribution expenses pursuant to the Distribution Plan (the "12b-1 Plan") adopted on behalf of the Service Shares. Under the 12b-1 Plan, the Trust may pay the Distributor for: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Service Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for Service Shares; (iii) expenses incurred in connection with printing and mailing prospectuses and statements of additional information to other than current Service Class shareholders; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Distribution Organization") with respect to a Fund's Service Shares beneficially owned by customers for whom the Distribution Organization is the record or holder of record of such Service Shares; or (v) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

          Payment for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Service shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation with the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Trustees"). The selection and nomination of the Trustees of the Trust who are not "interested persons" of the Trust have been committed to the discretion of the Non-Interested Plan Trustees.

          Pursuant to the Shareholder Administrative Services Plan (the "Services Plan"), the Trust may also pay securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") for administrative support services provided with respect to their clients' Service Shares. Administrative support services provided by a Service Organization may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its clients; (ii) providing information periodically to its clients showing their positions in Service Shares; (iii) arranging for bank wires; (iv) responding to routine client inquiries concerning their investment in Service Shares; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its clients; (vii) aggregating and processing purchase, exchange, and redemption requests from its clients and placing net purchase, exchange, and redemption orders for its clients; (viii) providing clients with a service that invests the assets of their accounts in Service Shares pursuant to specific or pre-authorized instructions; (ix) establishing and maintaining accounts and records relating to clients that invest in Service Shares; (x) assisting clients in changing dividend options, account designations and addresses; (xi) responding to client inquiries relating to services performed by the Distribution and Service Organizations; or (xii) other similar services if requested by the Trust.

          The 12b-1 Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.25% of the average daily net assets during such month of a Fund's outstanding Service Shares. The Shareholder Administrative Services Plan (the "Services Plan") provides that up to 0.25% of average daily net assets of a Fund's Services Shares may be used to compensate Service Organizations for administrative support services provided to holders of Service Shares.

          Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

          The Services Plan is subject to annual reapproval by a majority of the Trust's Board of Trustees, including a majority of the Non-Interested Plan Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Trustees or by vote of the holders of a majority of the outstanding Services Shares of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Trustees, by vote of the holders of a majority of the outstanding Service Shares of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

          The Trust's Board of Trustees has concluded that there is a reasonable likelihood that both the 12b-1 Plan and the Services Plan will benefit the Funds and their Service Class shareholders.

CUSTODIAN AND TRANSFER AGENT

          State Street Bank serves as Custodian of each Fund's assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund's operations; and (v) provide various accounting services to The Commerce Funds and to the Administrator for the benefit of The Commerce Funds. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian.


          As compensation for custodial services provided, The Commerce Funds will pay the Custodian fees of 1/100th of 1% of a Fund's average monthly net assets up to one billion,

1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

          For the fiscal year ended October 31, 1996 and for the period from commencement of operations through October 31, 1995, the fees paid by the Funds for custodial services (and in the case of the International Equity Fund, for foreign custodial services) on Institutional Shares were as follows:


                                              Fiscal Year Ended  Commencement of Operations
                                              October 31, 1996    through October 31, 1995
                                              -----------------  --------------------------
          Short-Term Government Fund /(1)/             $ 38,372                    $ 24,500
          Bond Fund /(1)/                                43,619                      26,600
          Balanced Fund /(1)/                            58,181                      31,900
          Growth and Income Fund /(2)/        N/A                                       N/A
          Growth Fund /(1)/                              44,699                      29,400
          MidCap Fund /(1)/                              50,517                      31,500
          International Equity Fund /(1)/               278,118                     146,000

-----------
/ (1)/  Commenced investment operations on December 12, 1994.
/ (2)/  Not operational for the periods indicated.


          State Street Bank also serves as the Funds' Transfer Agent and dividend disbursing agent. State Street has appointed NFDS, an indirect subsidiary, to act as the Funds' Transfer Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, NFDS will, among other things,
(i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareowner to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, a dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

          For the fiscal year ended October 31, 1996 and for the period from commencement of operations through October 31, 1995, the fees paid by the Institutional Shares of the Funds for transfer agency services were as follows:

                                              Fiscal Year Ended  Commencement of Operations
                                              October 31, 1996    through October 31, 1995
                                              -----------------  --------------------------

          Short-Term Government Fund /(1)/              $36,910                     $16,900
          Bond Fund /(1)/                                50,108                      20,900

          Balanced Fund /(1)/                            42,501                      14,500
          Growth and Income Fund /(2)/                     N/A                         N/A
          Growth Fund /(1)/                              76,258                      23,300
          MidCap Fund /(1)/                              63,422                      18,200
          International Equity Fund /(1)/                39,159                      16,400

---------
/ (1)/  Commenced investment operations on December 12, 1994.
/ (2)/  Not operational for the periods indicated.


DISTRIBUTOR

          The Commerce Funds' Service Shares are offered on a continuous basis through Goldman Sachs & Co., which acts under the Distribution Agreement as Distributor for The Commerce Funds. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of Service Shares of the Funds and has advised The Commerce Funds that it has retained approximately $31,000 and $19,000 for the fiscal year ended October 31, 1996 and for the period from commencement of operations through October 31, 1995, respectively.


ADMINISTRATOR

          Information about GSAM and its duties and compensation as Administrator is contained in the Prospectus. For the fiscal year ended October 31, 1996 and for the period from commencement of operations through October 31, 1995, the fees paid by the Funds for administration services were as follows:

                                              Fiscal Year Ended  Commencement of Operations
                                              October 31, 1996    through October 31, 1995
                                              -----------------  --------------------------

          Short-Term Government Fund /(1)/             $ 41,015                    $ 23,546
          Bond Fund /(1)/                               180,227                     115,823
          Balanced Fund /(1)/                            87,695                      54,291
          Growth and Income Fund /(2)/                    N/A                         N/A
          Growth Fund /(1)/                             252,415                     159,840
          MidCap Fund /(1)/                              90,731                      33,231
          International Equity Fund /(1)/                57,118                      15,429

-----------
/ (1)/  Commenced investment operations on December 12, 1994.
/ (2)/  Not operational for the periods indicated.



                              INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP, 1000 Walnut Street, Suite 1600, Kansas City, Missouri 64106, serves as independent auditors for The Commerce Funds.

                                    COUNSEL

          Drinker Biddle & Reath, (of which Mr. McConnel, Secretary of The Commerce Funds, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, are counsel to The Commerce Funds.

                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareowner reports or other communications to shareowners. Yield and total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. As of the date hereof, no Service Shares of any Fund were outstanding.

          Yield Calculations.  A Fund's yield is calculated by dividing its net
          ------------------
investment income per share (as described below) earned during a 30-day period by the maximum offering price per share applicable to the relevant class on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares applicable to the relevant class outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


               Yield = 2 [(a-b + 1]/6/ - 1
                           ---
                        cd)

          Where:      a =  dividends and interest earned during the period.

                      b = expenses accrued for the period (net of
                          reimbursements).

                      c = the average daily number of shares outstanding during
                          the period that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of
                          the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


          Based on the foregoing calculations, for the 30-day period ended October 31, 1996, 1996 yields for the Short-Term Government and Bond Funds were as follows:


                                             Yield Assuming
                       Yield Assuming      Maximum Sales Load
                     Maximum Sales Load      and Without Fee
                    and With Fee Waivers       Waivers or
                     and Reimbursements      Reimbursements
                    ---------------------  -------------------
Short-Term                    5.52%                5.17%
 Government Fund
Bond Fund                     6.06%                 N/A


          The yields presented in the foregoing Table are based on the yields of Institutional Shares of the Short-Term Government and Bond Funds during the period indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchased of Service Shares of the Short-Term Government Fund and 3.50% on purchases of Service Shares of the Bond Fund. The yields reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to Service Shares and for distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. In addition, the yield calculations do not include fees that may be imposed by institutions on their customers. If the foregoing expenses and fees had been included in the yields reported above, performance of these Funds would have been lower.

          The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount. For the 30-day period ended October 31, 1996, the Distribution Rates for the Short-Term Government and Bond Funds were as follows:


                Rate Assuming       Rate Assuming    Rate Assuming No   Rate Assuming No
                Maximum Sales       Maximum Sales     Sales Load and     Sales Load and
              Load and With Fee   Load and Without   With Fee Waivers      Without Fee
                 Waivers and       Fee Waivers and          and            Waivers and
                Reimbursements     Reimbursements     Reimbursements     Reimbursements
              ------------------  -----------------  -----------------  -----------------
Short-Term            5.84%              5.49%              5.96%              5.60%
Government
Fund
Bond Fund             5.82%              N/A                6.03%               N/A


          The Distribution Rates presented in the foregoing Table are based on Distribution Rates of Institutional Shares of the Short-Term Government and Bond Funds during the periods indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Service Shares of the Short-Term Government Fund and 3.50% on purchases of Service Shares of the Bond Fund. The Distribution Rates reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to Service Shares and for distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. The Distribution Rates also do not include fees that may be imposed by institutions on their customers. If the foregoing expenses and fees had been included in the Distribution Rates reported above, performance of these Funds would have been lower.


       Total Return Calculations.  Each Fund computes its "average annual total
       -------------------------
return" for the separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular shares class to the ending redeemable value of such investment in such class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.
This calculation can be expressed as follows:


                    T = [ERV(/1/n) - 1
                         ---
                         P]

          Where:     T = average annual total return.

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.


                  P =  hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms of years.

          The Funds compute their "aggregate total return" by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular class to the ending redeemable value of such investment in such class. The formula for calculating aggregate total return is as follows:


                    T = (ERV - 1
                         ---
                         P)

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareowner accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


          Based on the foregoing calculations, for the fiscal year ended October 31, 1996 and for the period December 12, 1994 (commencement of operations of Institutional Shares) through October 31, 1996, the average annual total returns for the Funds were as follows:



                       Rate Assuming       Rate Assuming    Rate Assuming No   Rate Assuming No
                       Maximum Sales       Maximum Sales     Sales Load and     Sales Load and
                     Load and With Fee   Load and Without   With Fee Waivers      Without Fee
                        Waivers and       Fee Waivers and          and            Waivers and
                       Reimbursements     Reimbursements     Reimbursements     Reimbursements
                     ------------------  -----------------  -----------------  -----------------
For the fiscal year ended October 31, 1996.
Short-Term                        2.95%         2.51               5.02%              4.57%
Government
Fund
Bond Fund                         1.06%        N/A                 4.71%               N/A
Balanced Fund                    10.46%        10.11%             14.45%             14.09%


                       Rate Assuming       Rate Assuming    Rate Assuming No   Rate Assuming No
                       Maximum Sales       Maximum Sales     Sales Load and     Sales Load and
                     Load and With Fee   Load and Without   With Fee Waivers      Without Fee
                        Waivers and       Fee Waivers and          and            Waivers and
                       Reimbursements     Reimbursements     Reimbursements     Reimbursements
                     ------------------  -----------------  -----------------  -----------------
Growth and                         N/A         N/A                N/A                N/A
 Income Fund/(1)/
Growth Fund                      19.10%        N/A              23.43%               N/A
MidCap Fund                       9.80%        N/A              13.78%               N/A
International                     9.28%       8.25%             13.25%             12.19%
 Equity Fund


/(1)/  Not operational during the period indicated.


Average Annual Total Returns Since Inception for the Fiscal Year ended October 31, 1996.
Short-Term
Government
Fund                     7.15%                  6.68%           8.31%               7.84%
Bond Fund                8.58%                   N/A           10.64%                N/A
Balanced Fund           19.20%                 18.92%          21.46%              21.18%
Growth and
 Income Fund/(1)/         N/A                    N/A             N/A                 N/A
Growth Fund             30.15%                   N/A           32.61%                N/A
MidCap Fund             25.84%                   N/A           28.22%                N/A
International
 Equity Fund             6.89%                  5.51%           8.91%               7.51%

/(1)/  Not operational during the period indicated.

          Based on the foregoing calculations, for the period from December 12, 1994 (commencement of operations of Institutional Shares) to October 31, 1996, the aggregate total returns for the Funds were as follows:




                       Rate Assuming       Rate Assuming    Rate Assuming No   Rate Assuming No
                       Maximum Sales       Maximum Sales     Sales Load and     Sales Load and
                     Load and With Fee   Load and Without   With Fee Waivers      Without Fee
                        Waivers and       Fee Waivers and          and            Waivers and
                       Reimbursements     Reimbursements     Reimbursements     Reimbursements
                     ------------------  -----------------  -----------------  -----------------

For the period from commencement of operations to October 31, 1996.
Short-Term                  13.95%             13.01%             16.29%             15.33%
Government
Fund
Bond Fund                   16.84%              N/A               21.06%              N/A
Balanced Fund               39.38%             38.77%             44.42%             43.78%
Growth and                  N/A                 N/A                N/A                N/A
 Income Fund/(1)/
Growth Fund                 64.57%              N/A               70.51%              N/A
MidCap Fund                 54.41%              N/A               59.99%              N/A
International               13.42%             10.68%             17.52%             14.68%
 Equity Fund


/(1)/  Not operational during the periods indicated.



          The average annual total return and aggregate total return information presented for Service Shares in the foregoing Tables is based on average annual total return and aggregate total return, respectively, of Institutional Shares of the Short-Term Government, Bond, Balanced, Growth, MidCap and International Equity Funds during the periods indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Service Shares of the Short-Term Government Fund and 3.50% on purchases of Service Shares of the Bond, Balanced, Growth, MidCap and International Equity Funds. The ongoing fees borne by Service Shares are greater than those borne by Institutional Shares. The average annual total returns and aggregate total returns reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to Service Shares and for distribution expenses pursuant to the 12b-1 Plan applicable to Service Shares. The average annual total returns and aggregate total returns also do not include fees that may be imposed by institutions upon their customers. If the foregoing expenses and fees had been included in the average annual total returns and aggregate total returns reported above, performance of these Funds would have been lower. Accordingly, the performance information may be used in assessing the Funds' performance history but does not reflect how the Service Class would have performed prior to the introduction of the class, which would require an adjustment to ongoing expenses.

          The Funds may also from time to time include in advertisements, sales literature, communications to shareowners and other materials ("Literature") a total return figure in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in Literature. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareowner reports (including the investment composition of the Fund), as well as the views of the Advisor as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds.

Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareowner profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.



                                 MISCELLANEOUS

          As of February 7, 1997, the Advisor held of record 97% of the outstanding Institutional Shares in the Short-Term Government Fund; 97% of the outstanding Institutional Shares in the Bond Fund; 97% of the outstanding Institutional Shares in the Balanced Fund; 96% of the outstanding Institutional Shares in the Growth Fund; 94% of the outstanding Institutional Shares in the MidCap Fund and 98% of the outstanding Institutional Shares in the International Equity Fund, as fiduciary or agent on behalf of its customers. As of the same date, the Advisor did not hold any of the outstanding Service Shares in any of the Funds. Under the 1940 Act, the Advisor may be deemed to be a controlling person of The Commerce Fund.

          As of the same date, no institutions owned of record 5% or more of the Bond Fund's or the Growth and Income Funds outstanding Institutional Shares as fiduciary or agent on behalf of their customers.

          As of the same date, the following institution also owned of record 5% or more of the Short-Term Government Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Blackwell Sanders Retirement Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 6.0%; Marvin Duetch Trust, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO 5.1%.

          As of the same date, the following institutions also owned of record 5% or more of the Balanced Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: St. Louis Music Profit Sharing Plan, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO, 5.8%, Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO, 15.6% and GEHA Pension Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 14.8%.

          As of the same date, the following institutions also owned of record 5% or more of the Growth Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO, 9.9%.

          As of the same date, the following institution also owned of record 5% or more of the MidCap Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 11.2%.

          As of the same date, the following institution also owned of record 5% or more of the International Equity Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Commerce Bank Retirement Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 7.4%.


          As of the same date, the following institution also owned of record 5% or more of the National Tax-Free Bond Fund's Shares as fiduciary or agent on behalf of their customers: Linda K. Limpus Trust, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 5.1%


          As of the same date, the following institution also owned of record 5% or more of the Missouri Tax-Free Bond Fund's Shares as fiduciary or agent on behalf of their customers: Ronald D. Limpus Trust, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 11.5%


          On the basis of information received from these institutions, the Fund believes that substantially all of the shares owned of record were also beneficially owned by these institutions because they possessed or shared voting or investment power with respect to such shares on behalf of their underlying accounts.

          As of February 7, 1997, no person owned of record 5% or more of the Short-Term Government Fund's or Growth and Income Fund's outstanding Service Shares.


          As of the same date, the following persons owned 5% or more of the Bond Fund's outstanding Service Shares: Donald D. Dixon and Wilma I. Dixon, 34 Flora Drive, Festus, MO 63028-1711 51.5%; Rudolph & Doris M. Hurst, 1217 Fairview Dr., Independence, MO, 64050 17.9%; and Barry D. Laboube, 3137 Five Oaks Drive, Arnold, MO, 63010-3885 27.3%.


          As of the same date, the following persons owned 5% or more of the Growth Fund's outstanding Services Shares: Donald H. Lenauer and Mary J. Lenauer, 1005 Commercial Drive, Owensville, MO 28.3%; and Joseph J. Miceli, 14897 Clayton Road, Suite 220, Chesterfield, MO 63017-7887 34.7%


          As of the same date, the following persons owned 5% or more of the Balanced Fund's outstanding Service Shares: Raymond H. Lassiter and Lola B. Lassiter TOD Rayma P. Bowman, R.R. 8, Box 186A, Jenkins, MO 65605-9201 8.8%; Fern L. Deemie, 1010 E. Melbourne, Peoria, IL 61603-2026 21.7%; IRA Rollover FBO Sylvia A. Chaney, 3043 St. Camella Lane, St. Charles, MO 63301-0355 22.7%; Carol
J. Snodgras, 3223 Catesby Lane, St. Charles, MO 63301-1087 22.7%; Adam Reese, 2008 Ivy Dr., Manhattan, KS 66502-4517 9.0%; and Barry D. Laboube, 3137 Five Oaks Drive, Arnold, MO 63010-3885 8.9%.


          As of the same date, the following persons owned 5% or more of the MidCap Fund's outstanding Service Shares: Ronald A. Speer and Susan M. Speer, 1310 Agnes, Hays, KS 67601-2720 7.6%; Timothy J. Clark, 12218 Lower McDowell Creek Rd., Alta Vista, KS 66834-9252 7.0%; Carol Atwell, 21504 S. Briar, Peculiar, MO 64078-9541 8.5%; Carolyn Brennan, custodian for Maegen Bowman, 12 Steeplechase Court, St. Louis, MO 63101-3407 12.2%; Carolyn Brennan, custodian for Ryan Bowman, 12 Steeplechase Court, St. Louis MO 63101-3407 12.2%; Mark Jolliff and Vicky Jolliff, 1606 W. Kingsway Drive, Peoria, IL 61614-1612 6.5%; John Patrick Humphreys, 5915 Oakwood Rd., Shawnee Mission, KS 66208-1209 17.8%; Janet P. Guenther Revocable Trust, 7815 Alert Drive, St. Louis, MO 63133-1101 8.8%; and Janet P. Guenther, 7815 Alert Drive, St. Louis, MO 63133-1101
8.7%.


          As of the same date, the following persons owned 5% or more of the International Equity Fund's outstanding Service Shares: Carol Atwell, 21504 S. Briar, Peculiar, MO 64078-9541 42.0%; Janet P. Guenther Revocable Trust, 7815 Alert Drive, St. Louis, MO 63133-1101 30.3%; and Janet P. Guenther, 7815 Alert Drive, St. Louis, MO 63133-1101, 24.6%.

          As used in the Statement of Additional Information and in the Prospectus of the same date, "assets belonging to a series of a Fund" means the consideration received by The Commerce Funds upon the issuance or sale of shares in that series, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of a Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of the series which are normally allocated in proportion to the relative net asset levels of the respective series of the Funds. Certain payments under The Commerce Funds' Distribution and Services Plan, however, are applicable only to Service Shares of the Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series of a Fund are conclusive.

                              FINANCIAL STATEMENTS

          The Commerce Funds' Annual Report with respect to the Funds for the fiscal period ended October 31, 1996 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the Funds for the fiscal period ended October 31, 1996 have been audited by The Commerce Funds' independent accountants, KPMG Peat Marwick LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issues carrying this designation have adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.


          "B" - Issues are regarded as having only a speculative capacity for timely payment.

          "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          "D" - Issues are in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.


          "Prime-2" - Issuers or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which possess a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a good capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P) . . . - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC" and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

          As stated in their Prospectus, the Bond, Balanced, Growth, MidCap, and International Equity Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.

Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities, three-month U.S. Treasury Bills and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
     -----------------------

          General.  A stock or bond index assigns relative values to the stocks
          -------
or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

          A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          The International Equity Fund may enter into futures contracts on foreign currency. This futures contract is a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline.
If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Fund is also subject to The Commerce Funds' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts
     ----------------------------

          A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

ACCOUNTING AND TAX TREATMENT
----------------------------

          Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

          Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareowners to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Short Test described above.

          Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

          Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          The Treasury Department may by regulation exclude from income that meets the Income Requirement, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. For purposes of the Income Requirement, any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

          With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that for purposes of the Short-Short Test, a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

          If the International Equity Fund invests in certain "passive foreign investment companies" ("PFICs") it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments, even if it distributes the income to its shareowners. If the International Equity Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above.

          Alternatively, if enacted as proposed, proposed Treasury regulations would allow the International Equity Fund in the future to elect instead to recognize any appreciation in the PFIC shares that it owns by marking them to market as of the last business day of each taxable year (and on certain other dates prescribed in the Code). Again, gain recognized under this "mark-to-market" approach would be subject to the various distribution requirements described above, even if no cash is received currently from the PFIC investment.

        Filed pursuant to Rule 497(c) of the Securities Act of 1933, as amended.
                                                               33-80966 811-8598

                              THE COMMERCE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES

                           SHORT-TERM GOVERNMENT FUND
                                   BOND FUND
                                 BALANCED FUND
                             GROWTH AND INCOME FUND
                                  GROWTH FUND

                                  MIDCAP FUND
                           INTERNATIONAL EQUITY FUND

                                  * * * * * *
                                    SHARES


                          NATIONAL TAX-FREE BOND FUND
                          MISSOURI TAX-FREE BOND FUND
                                 MARCH 1, 1997

                               TABLE OF CONTENTS
                               -----------------

Investment Objectives, Policies and Risk Factors..    2
Net Asset Value...................................   32
Additional Purchase and Redemption Information....   34
Description of Shares.............................   36
Additional Information Concerning Taxes...........   39
Management of The Commerce Funds..................   43
Independent Auditors..............................   54
Counsel...........................................   54
Additional Information on Performance.............   54
Miscellaneous.....................................   64
Financial Statements..............................   66
Appendix A........................................  A-1
Appendix B........................................  B-1


          This Statement of Additional Information, is meant to be read in conjunction with The Commerce Funds' Institutional Share Prospectus dated March 1, 1997, for the Commerce Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap (formerly the Aggressive Growth Fund) and International Equity Funds, and the Prospectus dated March 1, 1997 for the National Tax-Free Bond and Missouri Tax-Free Bond Funds (each, a "Fund" and collectively, the "Funds"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-305-2140. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


          The following policies supplement the discussion of the Funds' respective investment objectives and policies as set forth in the Prospectuses.

PORTFOLIO TRANSACTIONS
----------------------

          The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

          Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Advisory Agreement for the Funds provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Advisor, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that they determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, broad overviews of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exer cised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          A Fund's portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, Sub-Advisor, Goldman, Sachs & Co. or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the Securities and Exchange Commission ("SEC"). However, The Commerce Funds' Board of Trustees has authorized the Advisor to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Advisor, to take into account the sale of Fund shares if the Advisor believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, Goldman, Sachs & Co., or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies which have similar investment objectives but that are not subject to such limitations.

          Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the Prospectuses) and allocated as to amount in a manner which the Advisor believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.


          The Commerce Funds are required to identify any securities of its "regular brokers or dealers" acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 1996, the Bond Fund acquired securities of Smith Barney, Inc., Morgan Stanley Group, Inc. and Merrill Lynch & Co., Inc., each a regular broker/dealer or parent. At October 31, 1996, the Bond Fund's aggregate holdings in these securities amounted to $2,011,360, $1,969,860 and $6,986,704, respectively. During the fiscal year ended October 31, 1996, the Balanced Fund acquired securities of Smith Barney, Inc. and Morgan Stanley Group, Inc. At October 31, 1996, the Balanced Fund's aggregate holdings in these securities amounted to $502,840 and $492,465, respectively.


          During the fiscal year ended October 31, 1996, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 1996, the value of each Fund's outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:


          Short-Term Government Fund     $   716,000
          Bond Fund                        2,131,000
          Balanced Fund                    3,001,000
          Growth and Income Fund/1/              N/A
          Growth Fund                     14,610,000
          MidCap Fund                      2,148,000
          International Equity Fund        2,193,000
          National Tax-Free Bond Fund            -0-
          Missouri Tax-Free Bond Fund        136,000

          __________
          /1/  Not operational during the period.

     For the fiscal year ended October 31, 1996 and for the period December 12, 1994 (commencement of operations) through October 31, 1995, the Balanced, Growth, MidCap and International Equity Funds paid brokerage commissions as follows:

                                                                                                 Total
                                                                      Total        Total       Brokerage
                                                                    Brokerage    Amount of    Commissions
                                                         Total     Commissions  Transactions    Paid to
                                                       Brokerage     Paid to      on Which    Brokers Who
                                                      Commissions  Affiliated   Commissions    Provided
                                                         Paid        Persons     Were Paid     Research
                                                      -----------  -----------  ------------  -----------
Fiscal year ended October 31, 1996:

Balanced Fund                                            $ 58,679        --       $ 30,457,207  $14,261
Growth Fund                                               161,450        --        101,777,048   44,688
MidCap Fund                                               107,348        --         46,977,298   25,374
International Equity                                       92,250     5,447         30,494,870       --
 Fund


For the period December 12, 1994/(1)/ through October 31, 1995:
Balanced Fund                                            $ 28,613     $  660       $ 25,307,292  $ 6,355
Growth Fund                                              $123,720     $1,460       $ 85,947,095  $25,070
MidCap Fund                                              $ 69,935     $  300       $ 47,022,043  $15,970
International Equity                                     $ 37,119     $2,226       $ 14,456,331  $     0
 Fund

__________
/(1)/  Commencement of operations.


        For the fiscal year ended October 31, 1996, the following affiliated persons received brokerage commissions on behalf of Institutional Shares of the International Equity Fund.

                                                                        Total Amount of
                                                                         Transactions      % of Total
                                                                           on which        Amount of
                                           Commissions                    Commissions    Transactions
                                               Paid                        were Paid       on which
                                          to Affiliated    % of Total    to Affiliated    Commissions
Broker Name                                   Persons     Commissions       Persons        were Paid
-----------                               -------------  -------------  ---------------  ------------- --
Flemings Securities, Ltd.                        $49          0.05%           $24,232          0.08%

Flemings                                         $42          0.05%           $21,282          0.07%

Goldman, Sachs & Co.                          $3,131          3.39%        $1,465,591          4.81%

Goldman Sachs International, Ltd.                $38          0.04%           $18,893          0.06%

Jardine Fleming                                 $874          0.95%          $320,909          1.05%

Jardine Fleming Hong Kong                       $223          0.24%           $47,118          0.15%

Robert Fleming & Co. London                     $601          0.65%          $264,973          0.87%

Robert Fleming Securities, Ltd.                 $440          0.48%          $214,493          0.70%

Robert Fleming Securities, Inc.                  $49          0.05%           $24,703          0.08%

                                              $5,447          5.90%        $2,402,194          7.87%


        Flemings Securities, Ltd, Flemings, Jardine Fleming, Jardine Fleming Hong Kong, Robert Fleming & Co, London, Robert Fleming Securities, Ltd. and Robert Fleming Securities, Inc. are affiliates of the Sub-Advisor to the International Equity Fund. Goldman, Sachs & Co. is the Distributor for The Commerce Funds. Goldman Sachs International, Ltd. is an affiliate of the Distributor.

RATINGS OF SECURITIES
---------------------

          The ratings of Moody's, S&P, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc., as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in conjunction with the particular Fund's investment policy when determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

          Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by NRSROs for securities in which the Funds may invest.

VARIABLE AND FLOATING RATE INSTRUMENTS
--------------------------------------

          The Funds may purchase variable rate and floating rate obligations as described in the Prospectuses. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

          Variable and floating rate demand instruments acquired by the National Tax-Free Bond and Missouri Tax-Free Bond Funds may include participations in Municipal

Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

          As stated in the Prospectuses, pursuant to their respective investment objectives, the Funds may invest in U.S. Government Obligations. U.S. Government Obligations purchased by the Short-Term Government Fund with nominal remaining maturi ties in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES
--------------------------------------------

          The Short-Term Government, Bond and Balanced Funds may purchase mortgage-related securities and the Bond and Balanced Funds may purchase asset-backed securities, that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          A Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

          ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

OPTIONS TRADING
---------------

          As stated in the Prospectuses, each of the Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not to exceed 5% of a Fund's net assets. Such options relate to particular securities. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Funds will write only "covered" call options on securities. The option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., the same
                                                        ----
underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          As noted previously, there are risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------


          The Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Successful use of futures by a Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the underlying security or index. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing-house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


HYBRID INSTRUMENTS
------------------

          Hybrid instruments have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

          Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

          The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid

Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

          Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

          Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INTEREST RATE SWAPS, FLOORS AND CAPS
------------------------------------

          In order to hedge against fluctuations in interest rates, the Short-Term Government, Bond, Balanced, National Tax-Free Bond and Missouri Tax-Free Bond Funds may enter into interest rate and mortgage swaps and interest rate caps and floors. A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent that a specified index falls below (floor) or exceeds (cap) a predetermined interest rate. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate swaps, mortgage swaps and interest rate caps and floors are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate swaps, mortgage swaps and interest rate caps and floors positions.

          A Fund will enter into interest rate and mortgage swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Advisor believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, do not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or mortgage swaps is accrued on a daily basis and an amount of cash or liquid debt securities rated in one of the top three ratings categories by S&P, Moody's or another NRSRO or if unrated by such rating organizations, deemed by the Advisor to be of comparable quality ("High Grade Debt Securities") having an aggregate net asset value at least equal to such accrued excess, is maintained in a segregated account by the Fund's custodian.

          A Fund does not enter into any interest rate or mortgage swap or interest cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either AA or A-1 or Aa or P-1 or better by S&P or Moody's or the equivalent rating of another NRSRO or if unrated by such rating organizations, determined by the Advisor to be of comparable credit quality. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the relevant market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid for purposes of the Funds' limitations on investments in illiquid securities.

RIGHTS OFFERINGS AND WARRANTS
-----------------------------

          As stated in their Prospectus, the Balanced, Growth and Income, Growth, MidCap and International Equity Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


LENDING SECURITIES
------------------


          Each Fund may lend its portfolio securities. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards stated under "Money Market Instruments" in the Prospectus for the National Tax-Free Bond and Missouri Tax-Free Bond Funds or those defined as "money market instruments" in "Temporary Instruments" in the Prospectus for the Short-Term Government, Bond, Balanced, Growth, Growth and Income, MidCap and International Equity Funds, or any combination thereof. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

REPURCHASE AGREEMENTS
---------------------

          The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).
Securities subject to repurchase agreements are held by the Funds' Custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

BANK OBLIGATIONS
----------------

          For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

          Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

          Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

STRIPPED GOVERNMENT OBLIGATIONS
-------------------------------

          The Federal Reserve has established an investment program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Bond and Balanced Funds may purchase securities registered under this program. This allows the Funds to be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

          In addition, the Bond and Balanced Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Obligations for federal tax purposes. The Commerce Funds is unaware of any binding legislative, judicial or administrative authority on this issue. Investments by either Fund in these securities will not exceed 5% of the value of the Fund's total assets.

          The Prospectus discusses other types of stripped securities that may be purchased by the Bond and Balanced Funds, including stripped mortgage-backed securities.

MUNICIPAL OBLIGATIONS
---------------------

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

          As described in the Prospectuses, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the respective portfolios may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

          As stated in their Prospectus, the Bond and Balanced Funds may, when deemed appropriate by the Advisor in light of the particular Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends which are derived from the interest of Municipal Obligations would be taxable to the Funds' shareowners for federal income tax purposes.

          Although the National Tax-Free Bond and Missouri Tax-Free Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term Project Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Commerce Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Municipal or Missouri Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

          Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The National Tax-Free Bond and Missouri Tax-Free Bond Funds may, from time to time, invest more than 25% of their assets in Municipal Obligations covered by insurance policies.

FOREIGN INVESTMENTS
-------------------

          As indicated in their Prospectus, the Bond, Growth and Income, Growth, MidCap and International Equity Funds may invest up to 20%, 10%, 10%, 10% and 100%, respectively, of their total assets, and the Balanced Fund may invest up to 20% and 10% of the fixed income and equity portions of its portfolio, respectively, in securities issued by foreign issuers, including American Depository Receipts ("ADRs") and, in the case of the International Equity Fund, European Depository Receipts ("EDRs"), wherever organized ("Foreign Securities"). In considering whether to invest in the Foreign Securities, the Advisor will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

FOREIGN CURRENCY TRANSACTIONS
-----------------------------

          In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

          The Fund may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.
Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to precisely match the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Advisor may purchase or sell forward foreign currency exchange contracts for the Fund for non-hedging purposes when the Advisor anticipates that the foreign currency will appreciate or depreciate in value.

          A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

STAND-BY COMMITMENTS
--------------------

          The National Tax-Free Bond and Missouri Tax-Free Bond Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

          The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be re flected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

          When a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets, as permitted by applicable law, having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS
---------------------------------------------

          Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash, U.S. government securities or other liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

          A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

          When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

CONVERTIBLE SECURITIES
----------------------

          As indicated in their Prospectus, the Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities, the Advisor will consider, among other factors, their evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody's, S&P or another NRSRO and, if so, the ratings assigned.

          The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MISSOURI OBLIGATIONS
-------------------------------------------------------------------

          The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents.


          Missouri's population was 5,323,523 in 1995 according to the 1995 United States Bureau of Census, Missouri Office of Administration, which represented an increase of 4.0% from the 1990 decennial census of 5,116,901 inhabitants. In 1994, St. Louis and the surrounding metropolitan area constituted the 17th largest Metropolitan Statistical Area (MSA) in the nation with approximately 2.54 million inhabitants, more than half of which were Missouri residents. St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri's second largest metropolitan area. In 1994, Kansas City was the 24th largest MSA nationally with approximately 1.65 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State. From 1994 to 1995, Missouri's per capita personal income grew 4.2%, and its average unemployment rate dropped to 4.8%.

          The major sectors of the State's economy include agriculture, manufacturing, trade, government and services. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State's revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single sector. In 1995, services represented the single most significant economic activity, with wholesale and retail trade ranking second and manufacturing ranking third. In 1995, these three economic sectors accounted for 68.0% of the State's nonagricultural employment. Manufacturing, which accounts for approximately 17.0% of employment, is concentrated in defense, transportation equipment and other durable goods. To the extent that the economy suffers a recession, the manufacturing sector, in particular, could be adversely affected.

          Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense related businesses receive sizeable annual defense contract awards.
Over the past decade, Missouri annually ranked among the top six states in total military contract awards. The continued decline in defense appropriations by the U.S. Congress have had and will continue to have an impact on the State.

          Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of deficiency in revenue, may issue bonds in an amount not to exceed $1,000,000 for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1,000,000 by reason of unforeseen emergency or of deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.


          Certain water pollution bonds and State building bonds are also authorized pursuant to Sections 37(b)-(f), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150,000,000 of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of institutions of higher education, land acquisition, construction and purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings.

          Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

          In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

          Article X, Sections 16-24 of the Constitution of Missouri (the "Tax Limitation Amendment") imposes a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the "Revenue Limit") for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources ("Personal Income of Missouri") in calendar year 1979 times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution.

          In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes as fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the second previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State's General Assembly.

          Total revenues available for the fiscal year ended June 30, 1996 ("Fiscal Year 1996") were $6,286.2 million. Expenditures for Fiscal Year 1996 were $5,946.9 million. For the fiscal year ending June 30, 1997 ("Fiscal Year 1997"), general revenues are projected to be $6,645.5 million. Expenditures for Fiscal Year 1997 are projected at $6,426.2 million.

INVESTMENT LIMITATIONS
----------------------

          Each Fund is subject to the investment limitations enumerated below, which may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds' Board of Trustees without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund's assets.

          As a matter of fundamental policy, no Fund may:

          1. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          2. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

          3. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options or to a Fund's transactions in securities on a when-issued or forward commitment basis.

          5. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933 in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

          6. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund's current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

          As a matter of non-fundamental policy, no Fund may:

          1. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund's total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group, and
(iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company.

          2. Make short sales of securities or maintain a short position except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

          3. Invest in restricted securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 (excluding Rule 144A Securities), if at the time of acquisition more than 5% of its net assets would be invested in such securities.

          4. Invest in restricted securities (including Rule 144A Securities) when aggregated with investments in securities of companies having a record together with predecessors, of less than three years of continuous operation if at the time of acquisition more than 15% of its total assets would be invested in such securities.

          5. Make investments for the purpose of exercising control or management.

          6. Invest in warrants if at the time of acquisition a Fund's investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

          7. Invest in securities of companies having a record together with predecessors, of less than three years of continuous operation, if more than 5% of a Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-related securities, asset-backed securities or U.S. Government Obligations.

          8. Purchase or retain the securities of any issuer, if those individual officers and Trustees of The Commerce Funds, the Advisor or any subsidiary thereof each owning beneficially more than one half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          9. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

          10. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the National Tax-Free Bond and Missouri Tax-Free Bond Funds) of the value of its net assets.

          In addition, the fundamental investment limitations listed below are summarized in each Prospectus and are set forth below in their entirety.

          1. With regard to the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity Funds:

          Each Fund will limit its investments so that, with respect to 75% of a Fund's total assets: (i) not more than 5% of a Fund's total assets will be invested in the securities or any one issuer; (ii) not more than 25% of a Fund's total assets will be invested in the securities of issuers in any one industry; and (iii) not more than 10% of the outstanding voting securities of any one issuer will be held by a Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities are excepted from these limitations. Each Fund may borrow money from banks for temporary or emergency purposes or to meet redemption requests and may enter into reverse repurchase agreements, provided that the Fund maintains asset coverage of at least 300% for all such borrowings.

          2. With regard to the National Tax-Free Bond and Missouri Tax-Free Bond Funds:

          Each Fund will limit its investments so that less than 25% of the Fund's total assets will be invested in the securities of issuers in any one industry. For the purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, a Fund may invest 25% or more of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect the other Municipal Obligations. For example, a Fund may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. The Funds will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Fund's total assets will be invested in the securities of any one issuer). Additionally, a Fund may not borrow money, except from banks for temporary or short-term purposes, provided that the Fund maintains asset coverage of 300% for all such borrowings.


                                NET ASSET VALUE


          The net asset value per share for each Fund of The Commerce Funds is calculated separately for Institutional and Service Shares and the Shares of the National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular class, subtracting the liabilities charged to such class of the Fund, and dividing the result by the number of shares of such class of the Fund outstanding. Assets which belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Assets belonging to a particular class of a Fund are charged with the direct liabilities of that class and with a share of the general liabilities of The Commerce Funds which are normally allocated in proportion to the relative net asset values of all of The Commerce Funds' investment portfolios at the time of allocation. Payments under The Commerce Funds' Service Plan for Institutional Shares, however, are applicable only to Institutional Shares of the Short-Term Government, Bond, Balanced, Growth and Income, Growth, MidCap and International Equity, and Shares of the National Tax-Free Bond and the Missouri Tax-Free Bond Funds.

          As stated in their Prospectuses, a Fund's investments will be valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of The Commerce Funds' Board of Trustees. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

          The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds' Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 P.M. Eastern time, and at other times may not be reflected in the calculation of net asset value of the Fund.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds' Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds.

          An illustration of the computation of the public offering price per share of the Institutional Shares of the Short-Term Government, Bond, Balanced Growth and Income, Growth, MidCap and International Equity Funds and The Shares of the National Tax-Free Bond and the Missouri Tax-Free Bond Funds, based on the value of the total net assets and total number of shares outstanding on October 31, 1996, is as follows:

                                     TABLE
                                     -----


                                                     Growth                     Inter-      Missouri     National
                                                       and                                  national     Tax-Free     Tax-Free
                             Bond       Balanced      Income       Growth       MidCap       Equity        Bond         Bond
                             Fund         Fund      Fund/(1) /      Fund         Fund         Fund         Fund         Fund
                         ------------  -----------  ----------  ------------  -----------  -----------  -----------  -----------

Net Assets.............  $151,204,716  $69,880,248         N/A  $208,907,785  $74,641,440  $51,589,026  $17,304,414  $17,613,285

Number of Shares
  Outstanding..........     7,929,698    2,911,427         N/A     7,217,918    2,660,099    2,461,373      932,652      954,201

Net Asset Value
  Per Share............  $      19.07  $     24.00         N/A  $      28.95  $     28.06  $     20.96  $     18.26  $     18.46

Sales Charge, 3.50
  percent of offering
  price (3.63 percent
  of net asset value
  per share)...........  $       0.69  $      0.87         N/A  $       1.05  $      1.02  $      0.76  $      0.66  $      0.67

Offering Price to
  Public...............  $      19.76  $     24.87         N/A  $      30.00  $     29.08  $     21.72  $     18.92  $     19.13

__________
/(1)/ Not operational during the period indicated.



                              Short Term
                               Govt Fund
----------------------------
Net Assets..................  $33,838,511

Number of Outstanding
Shares......................    1,835,731

Net Asset Value Per Share...  $     18.43

Sales Charge, 2.00 percent
of offering price (2.04
percent of net asset
value per share)............  $      0.38

Offering Price to Public....  $     18.81


          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectuses under "How To Sell Shares," The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to shares of the Funds as provided in the Prospectuses.

          In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares (plus any applicable sales charge) next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

          A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the , conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.


RETIREMENT PLANS
----------------

          Profit-Sharing Plan.  The Short-Term Government, Bond, Balanced,
          -------------------
Growth and Income, Growth, MidCap and International Equity Funds have available a profit-sharing plan (including a 401(k) option) (the "Profit-Sharing/401(k) Plan") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code.

          The Internal Revenue Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan. For example, contributions to the Plan are deductible (subject to certain limits) and earnings on the contributions are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

          Individual Retirement Account.  The Short-Term Government, Bond,
          -----------------------------
Balanced, Growth, MidCap and International Equity Funds have available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

          The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

          In both of these Plans available through the Funds, distributions of net investment income and capital gains will be automatically reinvested.

          The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting The Commerce Funds directly. The complete Plan documents and applications will be provided to existing or prospective shareowners upon request, without obligation. The Commerce Funds recommends that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

                             DESCRIPTION OF SHARES

          The Commerce Funds is a Delaware business trust organized on February 7, 1994. Under the Funds' Trust Instrument, the beneficial interest in The Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in the treasury. Also, the trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in The Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund.
The underlying assets of each Fund will be segregated on the books of account.

          The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the trustees may deem desirable.

          In the event of a liquidation or dissolution of The Commerce Funds or an individual Fund, the Trustees may sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

          Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

          The shareowners have power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

          Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds' list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

          When used in the Prospectuses or in this Statement of Additional Information, a "majority" of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or the Fund.

          The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

FEDERAL - GENERAL INFORMATION

          Each Fund will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareowners, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

          In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue discount and "accrued market discount") received by a Fund at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

          In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

          In the case of corporate shareowners, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Balanced, Growth and Income, Growth and MidCap Funds may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.

          Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

          If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareowners. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

          The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

          See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short Test.

FEDERAL - TAX-EXEMPT INFORMATION

          As described in their Prospectus, the National Tax-Free Bond and Missouri Tax-Free Bond Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareowners.

          In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareowners not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends from the Fund with respect to such year.

          Interest on indebtedness incurred by a shareowner to purchase or carry Fund shares, generally is not deductible for federal income tax purposes. If a shareowner holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                        MANAGEMENT OF THE COMMERCE FUNDS

                       TRUSTEES AND OFFICERS OF THE TRUST

          The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each Trustee has an address c/o The Commerce Funds, 922 Walnut Street, Kansas City, Missouri 64141.




Name, Address and Age         Position(s) Held         Principal Occupation(s) During Past 5 Years
                                    with
                                 the Trust
John Eric Helsing           Trustee and Chairman   Retired.  Former Professor and Chairman,
c/o The Commerce Funds                             Department of Business Administration and
922 Walnut Street                                  Economics of William Jewell College since
Kansas City, MO 64141                              September 1990.  Lecturer at William Jewell
Age: 63                                            College since January 1989.  Director, Valentine
                                                   Radford Communications and Trustee, Midwest
                                                   Research Institute.

*Warren W. Weaver           Trustee and President  Retired.  Former Vice Chairman, Commerce
c/o The Commerce Funds                             Bancshares, Inc. and Commerce Bank, N.A.
922 Walnut Street
Kansas City, MO 64141
Age: 66

*Randall D. Barron          Trustee and Treasurer  Retired.  President, MO. Division Southwestern
c/o The Commerce Funds                             Bell Telephone Company since 1984.  Former
922 Walnut Street                                  Director, Commerce Bancshares, Inc.
Kansas City, MO 64141
Age: 67

David L. Bodde              Trustee                Charles N. Kimball Professor of Technology and
c/o The Commerce Funds                             Innovation, University of Missouri, Kansas City
922 Walnut Street                                  since July 1976.  Vice President, Midwest
Kansas City, MO 64141                              Research Institute since January 1991.  Executive
Age: 54                                            Director, Commission on Engineering, National
                                                   Academy of Sciences from April 1986 to January
                                                   1991; Director, Missouri Technological
                                                   Corporation.  Director, Kansas City Power &
                                                   Light Company since 1994.

John Joseph Holland         Trustee                Vice President, and Chief Financial Officer,
c/o The Commerce Funds                             Butler
922 Walnut Street                                  Manufacturing Company since January 1990 and
Kansas City, MO 64141                              Vice President and Controller prior thereto.
Age: 46                                            Director, Allendale Insurance Company.

____________________
* Trustees who are "interested persons" of The Commerce Funds, as defined in the 1940 Act.


Paul Klug                   Vice President         Vice President and Manager, Bank Proprietary
Goldman Sachs Asset                                Mutual Funds unit within the Institutional Funds
 Management, 41st Floor                            Group of Goldman Sachs Asset Management since
One New York Plaza                                 1994.  Chief Operating Officer, Chase Manhattan's
New York, NY 10004                                 Vista Capital Management Group prior thereto.
Age: 45

Nancy L. Mucker             Vice President         Vice President, Goldman Sachs since April 1985.
Goldman Sachs Asset                                Manager of Shareholder Services for Goldman
 Management                                        Sachs Asset Management Funds Group since
4900 Sears Tower                                   November 1989.
Chicago, IL 60606
Age: 47

Pauline Taylor              Vice President         Vice President, Goldman Sachs since June 1992.
Goldman Sachs Asset                                Consultant 1989 to June 1992.
 Management
4900 Sears Tower
Chicago, IL 60606
Age: 50

W. Bruce McConnel, III      Secretary              Partner of the law firm Drinker Biddle & Reath,
Drinker Biddle & Reath                             Philadelphia, Pennsylvania.
1345 Chestnut Street
PNB Building
Philadelphia, PA  19107
Age:  54

Scott M. Gilman             Assistant Secretary    Director Mutual Funds Administration, Goldman
Goldman Sachs Asset                                Sachs Asset Management since April 1994.
 Management                                        Assistant Treasurer of Goldman Sachs Funds
One New York Plaza                                 Management, Inc. since March 1993. Vice
New York, NY 10004                                 President, Goldman Sachs since March 1990.
Age: 37

John Perlowski              Assistant Secretary    Vice President, Goldman, Sachs & Co., since July
Goldman, Sachs & Co.                               1995.  Director/Fund Accounting & Custody,
One New York Plaza                                 Investors Bank & Trust Co., November 1993 to
New York, NY 10004                                 July 1995.  Formerly, Manager, Audit Division,
Age: 32                                            Arthur Andersen, September 1986 to November
                                                   1993.

Michael J. Richman, Esq.    Assistant Secretary    Vice President and Assistant General Counsel of
Goldman Sachs & Co.                                Goldman Sachs and Counsel to the Funds Group of
12th Floor                                         Goldman Sachs Asset Management since June
Legal Department                                   1992.  Associate General Counsel to Goldman
85 Broad Street                                    Sachs Asset Management since February 1994.
New York, NY 10004                                 Formerly Partner, Hale and Dorr from September
Age: 36                                            1991 to June 1992.  Attorney-at-law, Gaston &
                                                   Snow prior thereto.

Howard B. Surloff           Assistant Secretary    Counsel to Goldman Sachs and the Funds Group of
Goldman Sachs & Co.                                Goldman Sachs Asset Management since November
12th Floor                                         1993.  Assistant General Counsel since November
Legal Department                                   1995 and Vice President of Goldman Sachs since
85 Broad Street                                    May 1994.  Formerly Associate of Shereff,
New York, NY 10004                                 Friedman, Hoffman & Goodman.
Age: 31

                                  *    *    *

          Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Gilman, Klug, Perlowski, Richman and Surloff and Mmes. Mucker and Taylor hold similar positions with one or more investment companies that are advised by Goldman Sachs.

          Each Trustee receives an annual fee of $5,000. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. The following chart provides certain information about the trustee fees paid by the Trust for the fiscal year ended October 31, 1996:




                                             PENSION OR
                                             RETIREMENT     ESTIMATED     AGGREGATE
                                             BENEFITS       ANNUAL      COMPENSATION
                              AGGREGATE      ACCRUED AS     BENEFITS      FROM THE
         NAME OF            COMPENSATION      PART OF FUND    UPON          FUND
 PERSON/POSITION           FROM THE TRUST     EXPENSES     RETIREMENT     COMPLEX*
------------------------------------------------------------------------------------

JOHN ERIC HELSING,                  $5,000       $0            $0            N/A
 Trustee, Chairman

WARREN W. WEAVER,                   $3,750       $0            $0            N/A
Trustee, President

PLEASANT VOORHEES                   $1,250       $0            $0            N/A
 MILLER**, Trustee,
 President

RANDALL D. BARRON,                  $5,000       $0             $0           N/A
Trustee, Treasurer

DAVID L. BODDE, Trustee             $5,000       $0             $0           N/A
JOHN JOSEPH HOLLAND,                $5,000       $0             $0           N/A
Trustee
-------------------------------------------------------------------------------------

* Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person.

** Effective March 14, 1996, Pleasant Voorhees Miller is no longer a Trustee of the Commerce Funds.

INVESTMENT ADVISOR

          Information about the Advisor and their duties and compensation as Advisor is contained in the Prospectuses. For the fiscal year ended October 31, 1996 and from commencement of operations through October 31, 1995, The Commerce Funds paid the Advisor fees for advisory services (net of waivers) as follows:



                                     Fiscal year ended       Commencement of operations
                                     October 31, 1996        through October 31, 1995
                                     -----------------       ---------------------------

Short-Term Government Fund /(1)/            $   82,030                    $ 47,091
Bond Fund /(1)/                                600,758                     386,076
Balanced Fund /(1)/                            438,474                     271,451
Growth and Income Fund /(2)/                    N/A                            N/A
Growth Fund /(1)/                            1,262,077                     799,203
MidCap Fund /(1)/                              453,655                     166,159
International Equity Fund /(1)/                315,480                      92,576
National Tax-Free Bond Fund /(3)/               68,740                      24,040
Missouri Tax-Free Bond Fund /(3)/               36,710                      11,654

-----------
/(1)/  Commenced investment operations on December 12, 1994.
/(2)/  Not operational for the periods indicated.
/(3)/  Commenced investment operations on February 21, 1995.


          For the fiscal year ended October 31, 1996, and from commencement of operations through October 31, 1995, the Advisor voluntarily agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees by the following:

                                   Fiscal year ended       Commencement of operations
                                   October 31, 1996        through October 31, 1995
                                   -----------------       --------------------------
Short-Term Government Fund/(1)/             $ 54,686                     $31,394
Balanced Fund/(1)/                           146,158                      90,484
International Equity Fund/(1)/               255,695                      61,711


Missouri Tax-Free Bond/(2)/                   24,474                       7,769

------------
(1)  Commenced investment operations on December 12, 1994.
(2)  Commenced investment operations on February 21, 1995.

          In addition, for the fiscal year ended October 31, 1996, and from commencement of operations through October 31, 1995, the Advisor voluntarily agreed to reimburse the expenses listed below (excluding interest, taxes, and extraordinary expenses) to the extent that total fees and expenses exceeded, on an annualized basis, the average net assets as follows:


                                                                                    Fiscal year ended   Commencement of Operations
                                                                                     October 31, 1996    through October 31, 1995
                                                                                    ------------------  ---------------------------
Short-Term Government Fund/(1)/                                                              0.68%                0.68%
Bond Fund/(1)/                                                                               0.88%                0.88%
Balanced Fund/(1)/                                                                           1.13%                1.13%
Growth Fund/(1)/                                                                             1.13%                1.13%
International Equity Fund/(1)/                                                               1.72%                1.72%
National Tax-Free Bond Fund/(2)/                                                             0.85%                0.85%
Missouri Tax-Free Bond Fund/(2)/                                                             0.65%                0.65%

-------------------
/(1)/  Commenced investment operations on December 12, 1994.
/(2)/  Commenced investment operations on February 21, 1995.


The effect of these reimbursements during the period was to reduce expenses as follows:


                                                                           Fiscal year ended   Commencement of Operations
                                                                           October 31, 1995    through October 31, 1996
                                                                           -----------------   ---------------------------

Short-Term Government Fund/(1)/                                                   $63,161                     $ 40,597
Bond Fund/(1)/                                                                         --                          305
Balanced Fund/(1)/                                                                 43,556                       24,555
Growth Fund /(1)/                                                                      --                           --
International Equity Fund/(1)/                                                     96,415                      112,535
National Tax-Free Bond Fund/(2)/                                                   95,722                       50,284
Misouri Tax-Free Bond Fund/(2)/                                                    89,907                       49,431

-----------------------

/(1)/  Commenced investment operations on December 12, 1994.
/(2)/  Commenced investment operations on February 21, 1995.


          The Advisor's own investment portfolio may include bank certificates of deposit, bankers' acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Advisor's own investment portfolio will not be made. The Advisor's Commercial Banking Department may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

          The Advisor has agreed that it will reimburse The Commerce Funds such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws. Restrictive limitations may be imposed on The Commerce Funds as a result of changes in current state laws and regulations in those states where The Commerce Funds has qualified its shares, or by a decision of The Commerce Funds to qualify the shares in other states having restrictive expense limitations. To The Commerce Funds' knowledge, of the expense limitations in effect on the date of this Statement of Additional Information none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of the portfolio's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets and one and one-half percent (1-1/2%) of the remaining average annual net assets.

          Under the terms of the Advisory Agreement, the Advisor is obligated to manage the investment of the Funds' assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

          The Advisor will not accept The Commerce Funds' shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds' shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds' account with the Custodian occasioned by clerical error or by failure of a shareowner to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Advisor.

          Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

INVESTMENT SUB-ADVISOR

          Information about the Sub-Advisor and its duties and compensation as Sub-Advisor is contained in the Prospectus of the International Equity Fund. For the fiscal year ended October 31, 1996 and for the period December 12, 1994 (commencement of operations) through October 31, 1995, the Advisor paid the Sub-Advisor sub-advisory fees of $259,923 and $77,144, respectively.

          Under the Sub Advisory Agreement, Price Fleming provides the International Equity Fund with investment advisory services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

          The Sub-Advisory Agreement also provides that Price-Fleming, its directors, officers or employees will only be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

          Under the Sub-Advisory Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Sub-Advisory Agreement or otherwise helpful to the Funds.

          Price-Fleming has entered into separate letters of agreement with Fleming Investment Management Limited ("FIM") and Jardine Fleming Investment Holdings Limited ("JFIH"), wherein FIM and JFIH have agreed to render investment research and administrative support to Price-Fleming. FIM is a wholly-owned subsidiary of Robert Fleming Asset Management Limited which is a wholly-owned subsidiary of Robert Fleming Holdings Limited ("Robert Fleming Holdings"). JFIH is an indirect wholly-owned subsidiary of Jardine Fleming Group Limited. Under the letters of agreement, these companies will provide Price-Fleming with research material containing statistical and other factual information, advice regarding economic factors and trends, advice on the allocation of investments among countries and as between debt and equity classes of securities, and research and occasional advice with respect to specific companies.

          Robert Fleming Holdings personnel have extensive research resources throughout the world. A strong emphasis is placed on direct contact with companies in the research universe. Robert Fleming personnel, who frequently speak the local language, have access to the full range of research products available in the market place and are encouraged to produce independent works dedicated solely to portfolio investment management, which adds value to that generally available.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

          The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the
                             ------------------------------------
Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment
              --------------------------------------------------------------
Company Institute that the Board did not exceed its authority under the Holding
-----------------
Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

          The Advisor believes that if the question were properly presented, a court should hold that the Advisor may perform the services for the Funds contemplated by the Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by the Advisor and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Advisor from continuing to perform such services for the Funds or from continuing to purchase Fund shares for the accounts of its customers. If the Advisor or their affiliates were required to discontinue all or part of their shareowner servicing activities, their customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Commerce Funds does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

          From time to time, legislation modifying the Glass-Steagall restrictions have been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, The Commerce Funds expects that the Advisor's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by the

Administrator/Distributor. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor or such a non-bank affiliate might offer to provide services for consideration by The Commerce Funds' Board of Trustees.

SHAREHOLDER ADMINISTRATIVE SERVICES PLAN
----------------------------------------

          As stated in the Prospectuses, The Commerce Funds may enter into Servicing Agreements with Service Organizations which may include the Adviser and its affiliates pursuant to the Shareowner Administrative Services Plan (the "Services Plan"). The Servicing Agreements provide that the Service Organizations will render shareowner administrative support services to their customers who are the beneficial owners of Institutional Shares of the Short-Term Government, Bond, Balanced, Growth, Growth and Income, MidCap and Internatinal Equity Funds and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds in consideration for a Fund's payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Funds' option, it may reimburse the Service Organizations' out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Institutional Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareowner communications;
(vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in Institutional Shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and
(xi) other similar services requested by the Commerce Funds. Banks acting as Service Organizations are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However, Service Organizations other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal year ended October 31, 1996, $62,300 in fees were accrued under the Services Plan.

          Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.


          The Services Plan is subject to annual reapproval by a majority of the Trust's Board of Trustees, including a majority of the Non-Interested Plan Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Trustees or by vote of the holders of a majority of the outstanding shares of each class of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Trustees, by vote of the holders of a majority of the outstanding shares of each class of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

          The Trust's Board of Trustees has concluded that there is a reasonable likelihood that the Services Plan will benefit the Funds and their shareholders.


CUSTODIAN AND TRANSFER AGENT

          State Street Bank serves as Custodian of each Fund's assets pursuant to a Custody Agreement under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; (iv) make periodic reports to The Commerce Funds concerning each Fund's operations; and (v) provide various accounting services to The Commerce Funds and to the Administrator for the benefit of The Commerce Funds. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold The Commerce Funds and Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian.

          As compensation for custodial services provided, The Commerce Funds will pay the Custodian fees of 1/100th of 1% of a Fund's average monthly net assets up to one billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

          For the fiscal year ended October 31, 1996 and for the period from the respective commencements of operations through October 31, 1995, the fees paid by the Funds for custodial services (and in the case of the International Equity Fund, for foreign custodial services) were as follows:


                                   Fiscal Year Ended  Commencement of Operations
                                   October 31, 1996    through October 31, 1995
                                   -----------------  --------------------------
Short-Term Government Fund /(1)/        $ 38,372              $ 24,500
Bond Fund /(1)/                           43,619                26,600
Balanced Fund /(1)/                       58,181                31,900
Growth and Income Fund /(2)/               N/A                   N/A
Growth Fund /(1)/                         44,699                29,400
MidCap Fund /(1)/                         50,517                31,500
International Equity Fund /(1)/          278,118               146,000
National Tax-Free Bond Fund /(3)/         42,777                20,600
Missouri Tax-Free Bond Fund /(3)/         38,790                19,900

-------------
/(1)/  Commenced investment operations on December 12, 1994.
/(2)/  Not operational for the periods indicated.
/(3)/  Commenced investment operations on February 21, 1995.

          State Street Bank also serves as the Funds' Transfer Agent and dividend disbursing agent. State Street has appointed NFDS, an indirect subsidiary, to act as the Funds' Transfer

Agent, as permitted in the Transfer Agency Agreement, provided that State Street Bank shall remain liable for the performance of all of its duties and will hold The Commerce Funds and Fund or Funds harmless from losses caused by the negligence or willful misconduct of any appointee. Under the Transfer Agency Agreement, NFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareowner to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, a dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each State.

          For the fiscal year ended October 31, 1996 and for the period from the respective commencements of operations through October 31, 1995, the fees paid by the Funds for transfer agency services were as follows:

                                               Fiscal Year Ended       Commencement of
                                                                         Operations
                                               October 31, 1996   through October 31, 1995
                                               -----------------  -------------------------

          Short-Term Government Fund /(1)/               $36,910                    $16,900
          Bond Fund /(1)/                                 50,108                     20,900
          Balanced Fund /(1)/                             42,501                     14,500
          Growth and Income Fund /(2)/                     N/A                         N/A
          Growth Fund /(1)/                               76,258                     23,300
          MidCap Fund /(1)/                               63,422                     18,200
          International Equity Fund /(1)/                 39,159                     16,400
          National Tax-Free Bond Fund /(3)/               27,419                     11,400
          Missouri Tax-Free Bond Fund /(3)/               26,011                     12,200

          ----------------
          /(1)/ Commenced investment operations on December 12, 1994. /(2)/ Not operational for the periods indicated.
          /(3)/  Commenced investment operations on February 21, 1995.

DISTRIBUTOR

          The Commerce Funds' shares are offered on a continuous basis through Goldman Sachs & Co., which acts under the Distribution Agreement as Distributor for The Commerce Funds. Goldman, Sachs & Co. may receive a portion of the sales load imposed on the sale of shares of the Funds and has advised The Commerce Funds that it has retained approximately $31,000 and $19,000 for the fiscal year ended October 31, 1996 and for the period from the respective commencements of operations through October 31, 1995, respectively.

ADMINISTRATOR


          Information about GSAM and its duties and compensation as Administrator is contained in the Prospectuses. For the fiscal year ended October 31, 1996 and for the period from commencement of operations through October 31, 1995, the fees paid by the Funds for administration services were as follows:

                                               Fiscal Year Ended       Commencement of
                                                                         Operations
                                               October 31, 1996   through October 31, 1995
                                               -----------------  -------------------------
          Short-Term Government Fund /(1)/              $ 41,015                   $ 23,546
          Bond Fund /(1)/                                180,227                    115,823
          Balanced Fund /(1)/                             87,695                     54,291
          Growth and Income Fund /(2)/                     N/A                        N/A
          Growth Fund /(1)/                              252,415                    159,840
          MidCap Fund /(1)/                               90,731                     33,231
          International Equity Fund /(1)/                 57,118                     15,429
          National Tax-Free Bond Fund /(3)/               20,622                      7,212
          Missouri Tax-Free Bond Fund /(3)/               18,355                      5,826

          --------------------
          /(1)/ Commenced investment operations on December 12, 1994. /(2)/ Not operational for the periods indicated.
          /(3)/  Commenced investment operations on February 21, 1995.


                              INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP, 1000 Walnut Street, Suite 1600, Kansas City, Missouri 64106, serves as independent auditors for The Commerce Funds.

                                    COUNSEL

          Drinker Biddle & Reath, (of which Mr. McConnel, Secretary of The Commerce Funds, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, are counsel to The Commerce Funds.


                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareowner reports or other communications to shareowners.

          Yield Calculations.  A Fund's yield is calculated by dividing its net
          ------------------
investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


               Yield = 2 [(a-b + 1]/6/ - 1
                           ---
                           cd)

          Where:     a = dividends and interest earned during the period.

                     b = expenses accrued for the period (net of
                         reimbursements).

                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends.

                     d = maximum offering price per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          The Commerce Funds do not calculate a 30-day yield for the Balanced, Growth and Income, Growth, MidCap and International Equity Funds. Based on the foregoing calculations, for the 30 day period ended October 31, 1996, the yields for the Short-Term Government, Bond, National Tax-Free and Missouri Tax-Free Funds, were as follows:



                                                Yield Assuming
                         Yield Assuming      Maximum Sales Load
                      Maximum Sales Load       and Without Fee
                     and With Fee Waivers        Waivers or
                      and Reimbursements       Reimbursements
                     --------------------    -------------------
Short-Term                 5.52%                 5.17%
 Government Fund
Bond Fund                  6.06%                 N/A
National Tax-Free          3.82%                 3.42%
 Bond Fund
Missouri Tax-Free          4.09%                 3.45%
 Bond Fund

        The yields presented in the foregoing Table are based on the yields of Institutional Shares of the Short-Term Government and Bond Funds and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds during the period indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Short-Term Government Fund and 3.50% on purchases of Institutional Shares of the Bond Fund and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds. The yields reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to Institutional Shares and Shares. In addition, the yield calculations do not include fees that may be imposed by institutions on their customers. If the foregoing expenses and fees had been included in the yields reported above, performance of these Funds would have been lower.

          The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount. For the 30 day period ended October 31, 1996, the Distribution Rate for the Short-Term Government, Bond, National Tax-Free and Missouri Tax-Free Funds, were as follows:

                     Rate Assuming       Rate Assuming      Rate Assuming No   Rate Assuming No
                    Maximum Sales        Maximum Sales      Sales Load and      Sales Load and
                  Load and With Fee    Load and Without    With Fee Waivers      Without Fee
                     Waivers and        Fee Waivers and           and            Waivers and
                    Reimbursements      Reimbursements      Reimbursements      Reimbursements
                  ------------------------------------------------------------------------------
Short-Term                      5.84%               5.49%               5.96%              5.60%
 Government
 Fund
Bond Fund                       5.82%                N/A                6.03%               N/A
National Tax-                   3.66%               3.27%               3.79%              3.39%
 Free Bond Fund
Missouri Tax-                   3.94%               3.29%               4.08%              3.41%
 Free Bond Fund


        The Distribution Rates presented in the foregoing Table are based on Distribution Rates of Institutional Shares of the Short-Term Government and Bond Funds and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds during the periods indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Short-Term Government Fund and 3.50% on purchases of Institutional Shares of the Bond Fund and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds. The Distribution Rates reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to Institutional Shares and Shares. The Distribution Rates also do not include fees that may be imposed by institutions on their customers. If the foregoing expenses and fees had been included in the Distribution Rates reported above, performance of these Funds would have been lower.

        A tax-exempt Fund's "tax-equivalent" yield is computed as follows: (a) by dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

        The tax-equivalent yields for the 30-day period ended October 31, 1996 for the National Tax-Free Bond Fund and Missouri Tax-Free Bond Fund, with and without fee waivers (assuming a 39.6% federal tax rate for both Funds and a 6.0% Missouri tax rate for the Missouri Tax-Free Bond Fund) were as follows:

                                                Yield Assuming
                         Yield Assuming      Maximum Sales Load
                      Maximum Sales Load       and Without Fee
                     and With Fee Waivers        Waivers or
                      and Reimbursements       Reimbursements
                    --------------------------------------------
National Tax-Free                     6.32%                 5.67%
 Bond Fund
Missouri Tax-Free                     7.02%                 6.08%
 Bond Fund


        The tax-equivalent yields in the foregoing Table are based on the tax-equivalent yields of Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds during the period indicated, as adjusted to reflect the effect of the maximum sales charge on purchases of Shares of such Funds of 3.50%. The tax-equivalent yields reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to the Shares. In addition, the tax-equivalent yield calculations do not include fees that may be imposed by institutions on their customers. If the foregoing expenses and fees had been included in the tax-equivalent yields reported above, performance of these Funds would have been lower.

          Total Return Calculations.  Each Fund computes its "average annual
          -------------------------
total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                    T = [ERV(/1/n) - 1
                         ---
                         P]

          Where:   T =   average annual total return.

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                  P =    hypothetical initial payment of $1,000.

                  n = period covered by the computation, expressed in terms of years.

          The Funds compute their "aggregate total return" by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                    T = (ERV - 1
                         ---
                         P)

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareowner accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Based on the foregoing calculations, for the fiscal year ended October 31, 1996 and for the period from commencement of operations through October 31, 1996, the average annual total returns for the Funds were as follows:



                               Return Assuming     Return Assuming    Return Assuming     Return Assuming
                                Maximum Sales      Maximum Sales       No Sales Load and   No Sales Load and
                                Load and With Fee     Load and Without  Fee Waivers       Without Fee
                                 Waivers and      Fee Waivers and           and             Waivers and
                               Reimbursements      Reimbursements     Reimbursements      Reimbursements
                               --------------------------------------------------------------------------------

For the fiscal year ended October 31, 1996:

Short-Term
 Government                          2.95%                2.51%              5.02%                4.57%
 Fund
Bond Fund
Balanced Fund                        1.06%               N/A                 4.71%                N/A
Growth and                          10.46%               10.11%             14.45%               14.09%
 Income Fund/(1)/                    N/A                 N/A                 N/A                  N/A
Growth Fund
MidCap Fund                         19.10%               N/A                23.43%                N/A
International                        9.80%               N/A                13.78%                N/A
 Equity Fund                         9.28%                8.25%             13.25%               12.19%
National Tax-
 Free Bond Fund                     (.01)%               (.71)%              3.60%                2.87%
Missouri Tax-
 Free Bond Fund                     (.20)%              (1.16)%              3.43%                2.44%

--------------------


/(1)/ Not operational during the period indicated.


                             Return Assuming     Return Assuming    Return Assuming     Return Assuming
                              Maximum Sales      Maximum Sales       No Sales Load and   No Sales Load and
                              Load and With Fee     Load and Without   Fee Waivers       Without Fee
                               Waivers and      Fee Waivers and           and             Waivers and
                             Reimbursements      Reimbursements     Reimbursements      Reimbursements
------------------------------------------------------------------------------------------------------------
Average Annual Total Returns since inception for the fiscal year ended October 31, 1996:
 Short-Term
 Government
 Fund/(1)/                       7.15%               6.68%               8.31%               7.84%
Bond Fund/(1)/                   8.58%                n/a               10.64%                n/a
Balanced Fund/(1)/              19.20%              18.92%              21.46%              21.18%
Growth and
 Income Fund/(2)/                 n/a                 n/a                 n/a                 n/a
Growth Fund/(1)/                30.15%                n/a               32.61%                n/a
MidCap Fund/(1)/                25.84%                n/a               28.22%                n/a
International
 Equity Fund/(1)/                6.89%               5.51%               8.91%               7.51%
National Tax-
 Free Bond Fund/(3)/             3.53%               2.66%               5.72%               4.83%
Missouri Tax-
 Free Bond Fund/(3)/             3.07%               1.88%               5.25%               4.03%
----------------------

/(1)/ Commenced investment operations on December 12, 1994.
/(2)/ Not operational during the period indicated.
/(3)/ Commenced investment operations on February 21, 1995.


          Based on the foregoing calculations for the period from commencement of operations to October 31, 1996, the aggregate total returns for the Funds were as follows:


     Return Assuming     Return Assuming    Return Assuming     Return Assuming
      Maximum Sales      Maximum Sales       No Sales Load and   No Sales Load and
      Load and With Fee   Load and Without      Fee Waivers       Without Fee
       Waivers and      Fee Waivers and           and             Waivers and
     Reimbursements      Reimbursements     Reimbursements      Reimbursements
     ------------------------------------------------------------------------------
For the period from commencement of operations through October 31, 1996:

Short-Term             13.95%  13.01%  16.29%  15.33%
 Government
 Fund/(1)/
Bond Fund/(1)/         16.84%   N/A    21.06%   N/A
Balanced Fund/(1)/     39.38%  38.77%  44.42%  43.78%
Growth and              N/A     N/A     N/A     N/A
 Income Fund/(2)/
Growth Fund/(1)/       64.57%   N/A    70.51%   N/A
MidCap Fund/(1)/       54.41%   N/A    59.99%   N/A
International          13.42%  10.68%  17.52%  14.68%
 Equity Fund/(1)/
National Tax-           6.06%   4.56%   9.89%   8.33%
 Free Bond Fund/(3)/
Missouri Tax-           5.27%   3.20%   9.07%   6.93%
 Free Bond Fund/(3)/

____________________
/(1)/  Commenced investment operations on December 12, 1994.
/(2)/  Not operational during the periods indicated.
/(3)/  Commenced investment operations on February 21, 1995.

          The average annual total return and aggregate total return information presented for the Funds in the foregoing Tables is based on average annual total return and aggregate total return respectively, of Institutional Shares of the Short-Term Government, Bond, Balanced, Growth, MidCap and International Equity Funds, and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds during the periods indicated, as adjusted to reflect the effect of the maximum sales charge of 2.00% on purchases of Institutional Shares of the Short-Term Government Fund and 3.50% on purchases of Institutional Shares of the Bond, Balanced, Growth, MidCap and International Equity Funds and Shares of the National Tax-Free Bond and Missouri Tax-Free Bond Funds. The ongoing fees borne by Institutional Shares is less than those borne by Service Shares. The average annual total returns and aggregate total returns reflected above do not include the maximum payments under the Shareholder Administrative Services Plan applicable to Institutional Shares and Shares. The average annual total returns and aggregate total returns also do not include fees that may be imposed by institutions upon their customers. If the foregoing expenses and fees had been included in the average annual total returns and aggregate total returns reported above, performance of these Funds would have been lower.

          The Funds may also from time to time include in advertisements, sales literature, communications to shareowners and other materials ("Literature") a total return figure in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in Literature. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareowner reports (including the investment composition of the Fund), as well as the views of the Advisor as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareowner profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

          As of February 7, 1997, the Advisor held of record 97% of the outstanding Institutional Shares in the Short-Term Government Fund; 97% of the outstanding Institutional Shares in the Bond Fund; 97% of the outstanding Institutional Shares in the Balanced Fund; 96% of the outstanding Institutional Shares in the Growth Fund; 94% of the outstanding Institutional Shares in the MidCap Fund; 98% of the outstanding Institutional Shares in the International Equity Fund; 99% of the outstanding Shares in the National Tax-Free Bond Fund; and 95% of the outstanding Shares in the Missouri Tax-Free Bond Fund, as fiduciary or agent on behalf of its customers. As of the same date, the Advisor did not hold any of the outstanding Service Shares of the Funds. Under the 1940 Act, the Advisor may be deemed to be a controlling person of The Commerce
Fund.
          As of the same date, no institutions owned of record 5% or more of the Bond Fund's or Growth and Income Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers.

          As of the same date, the following institution also owned of record 5% or more of the Short-Term Government Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Blackwell Sanders Retirement Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 6.0%, Marvin Duetch Trust, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO 5.1%.

          As of the same date, the following institutions also owned of record 5% or more of the Balanced Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: St. Louis Music Profit Sharing Plan, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO, 5.8%, Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO, 15.6% and GEHA Pension Plan, co/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 14.8%.

          As of the same date, the following institutions also owned of record 5% or more of the Growth Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, 8000 Forsyth Blvd., Clayton, MO, 9.9%.

          As of the same date, the following institutions also owned of record 5% or more of the MidCap Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Sunnen Employees Profit Sharing Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 11.2%.

          As of the same date, the following institutions also owned of record 5% or more of the International Equity Fund's outstanding Institutional Shares as fiduciary or agent on behalf of their customers: Commerce Bank Retirement Plan, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 7.4%.

          As of the same date, the following institution also owned of record 5% or more of the National Tax-Free Bond Fund's outstanding Shares as fiduciary or agent on behalf of their customers: Linda K. Limpus Trust, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 5.1%.

          As of the same date, the following institution also owned of record 5% or more of the Missouri Tax-Free Bond Fund's outstanding Shares as fiduciary or agent on behalf of their customers: Ronald D. Limpus Trust, c/o Commerce Bank, 922 Walnut Street, Kansas City, MO 64106, 11.5%.


          On the basis of information received from these institutions, the Fund believes that substantially all of the shares owned of record were also beneficially owned by these institutions because they possessed or shared voting or investment power with respect to such shares on behalf of their underlying accounts.

          As of February 7, 1997, no person owned of record 5% or more of the Short-Term Government Fund's or Growth and Income Fund's outstanding Service Shares.


          As of the same date, the following persons owned 5% or more of the Bond Fund's outstanding Service Shares: Donald D. Dixon and Wilma I. Dixon, 34 Flora Drive, Festus, MO 63028-1711 51.5%; Rudolph & Doris M. Hurst, 1217 Fairview Dr., Independence, MO, 64050 17.9%; and Barry D. Laboube, 3137 Five Oaks Drive, Arnold, MO, 63010-3885 27.3%.


          As of the same date, the following persons owned 5% or more of the Growth Fund's outstanding Services Shares: Donald H. Lenauer and Mary J. Lenauer, 1005 Commercial Drive, Owensville, MO 28.3%; and Joseph J. Miceli, 14897 Clayton Road, Suite 220, Chesterfield, MO 63017-7887 34.7%


          As of the same date, the following persons owned 5% or more of the Balanced Fund's outstanding Service Shares: Raymond H. Lassiter and Lola B. Lassiter TOD Rayma P. Bowman, R.R. 8, Box 186A, Jenkins, MO 65605-9201 8.8%; Fern L. Deemie, 1010 E. Melbourne, Peoria, IL 61603-2026 21.7%; IRA Rollover FBO Sylvia A. Chaney, 3043 St. Camella Lane, St. Charles, MO 63301-0355 22.7%; Carol
J. Snodgras, 3223 Catesby Lane, St. Charles, MO 63301-1087 22.7%; Adam Reese, 2008 Ivy Dr., Manhattan, KS 66502-4517 9.0%; and Barry D. Laboube, 3137 Five Oaks Drive, Arnold, MO 63010-3885 8.9%.


          As of the same date, the following persons owned 5% or more of the MidCap Fund's outstanding Service Shares: Ronald A. Speer and Susan M. Speer, 1310 Agnes, Hays, KS 67601-2720 7.6%; Timothy J. Clark, 12218 Lower McDowell Creek Rd., Alta Vista, KS 66834-9252 7.0%; Carol Atwell, 21504 S. Briar, Peculiar, MO 64078-9541 8.5%; Carolyn Brennan, custodian for Maegen Bowman, 12 Steeplechase Court, St. Louis, MO 63101-3407 12.2%; Carolyn Brennan, custodian for Ryan Bowman, 12 Steeplechase Court, St. Louis MO 63101-3407 12.2%; Mark Jolliff and Vicky Jolliff, 1606 W. Kingsway Drive, Peoria, IL 61614-1612 6.5%; John Patrick Humphreys, 5915 Oakwood Rd., Shawnee Mission, KS 66208-1209 17.8%; Janet P. Guenther Revocable Trust, 7815 Alert Drive, St. Louis, MO 63133-1101 30.3%; and Janet P. Guenther, 7815 Alert Drive, St. Louis , MO 63133-1101
8.7%.


          As of the same date, the following persons owned 5% or more of the International Equity Fund's outstanding Service Shares: Carol Atwell, 21504 S. Briar, Peculiar, MO 64078-9541 42.0%; Janet P. Guenther Revocable Trust, 7815 Alert Drive, St. Louis, MO 63133-1101 30.3% and Janet P. Guenther, 7815 Alert Drive, St. Louis, MO 63133-1101 24.6%.

          As used in the Statement of Additional Information and in the Prospectuses of the same date, "assets belonging to a particular series of a Fund" means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund which are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

                              FINANCIAL STATEMENTS

          The Commerce Funds' Annual Report with respect to the Funds for the fiscal period ended October 31, 1996 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the Funds for the fiscal period ended October 31, 1996 have been audited by The Commerce Funds' independent accountants, KPMG Peat Marwick LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issues carrying this designation have adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.


          "B" - Issues are regarded as having only a speculative capacity for timely payment.

          "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          "D" - Issues are in payment default.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by a strong capacity for timely repayment.

          "A2" - Obligations are supported by a good capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

          "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

          "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

          "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


          As stated in their Prospectus, the Bond, Balanced, Growth, MidCap, International Equity, National Tax-Free Bond and Missouri Tax-Free Bond Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes, Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities, three-month U.S. Treasury Bills and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts
     -----------------------

          General.  A stock or bond index assigns relative values to the stocks
          -------
or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

          A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          The International Equity Fund may enter into futures contracts on foreign currency. This futures contract is a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by The Commerce Funds. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by The Commerce Funds. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Fund is also subject to The Commerce Funds' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts
     ----------------------------

          A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

ACCOUNTING AND TAX TREATMENT
----------------------------

          Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

          Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareowners to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Short Test described above.

          Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

          Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

          Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

          The Treasury Department may by regulation exclude from income that meets the Income Requirement, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. For purposes of the Income Requirement, any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

          With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that for purposes of the Short-Short Test, a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

          If the International Equity Fund invests in certain "passive foreign investment companies" ("PFICs") it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments, even if it distributes the income to its shareowners. If the International Equity Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above.

          Alternatively, if enacted as proposed, proposed Treasury regulations would allow the International Equity Fund in the future to elect instead to recognize any appreciation in the PFIC shares that it owns by marking them to market as of the last business day of each taxable year (and on certain other dates prescribed in the Code). Again, gain recognized under this "mark-to-market" approach would be subject to the various distribution requirements described above, even if no cash is received currently from the PFIC investment.